UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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__________________ROBLOX CORPORATION___________________

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Letter from the Founder and CEO

Fellow Shareholders,

Our vision is to reimagine how people come together and our mission is to connect one billion people with optimism and civility. Last year, for the first time in our journey, we announced an interim growth goal to have 10% of all global gaming content revenue supported by the Roblox ecosystem and distributed within our creator community. Today, Roblox represents a small percent of this market (less than 3%) providing enormous headroom to expand its market share.

The clarity of this goal has allowed our teams to map out the technology and systems we will need to get there. This work is particularly important today because we know that Roblox brings people together, which can be a rare occurrence on the internet.

Connection is a basic human need, but many people today struggle with a lack of it. All across the world, loneliness is leading to a new level of mental health challenges, particularly as people spend more and more time alone physically. But, being together in person with the people who are most important to us may not always be possible. I’m optimistic that Roblox can help bridge that gap. Spending time with our friends, parents or children makes us feel enriched and even energized. That’s true when we talk on the phone and can be even more so when we get together in a rich 3D environment like Roblox. That is why we are making connection and communication on Roblox easier and more fun. For example, this last year we launched “Party” that enables users to join experiences together, and we’re working to add voice chat to Party for our 13 and older users.

To reach our goal of having 10% of the gaming content market supported by the Roblox ecosystem, there are several company-wide operational and technical leaps we are taking. Perhaps our biggest ambition for 2025—though by no means a new one for us—is to lead the world in safety for online gaming. We want people to continue to feel safe on our platform.

Last year we launched more than 40 safety features and policies including extensive updates to our parental controls making it easier for parents to be part of their children’s digital lives. We also limited chat options for Roblox users under age 13 and added age-gates to certain content. This year, we are planning to continue expanding those controls while also building out further support for parents and making our communications features safer than ever.

Supporting 10% of the gaming market also means supporting our growing ecosystem of creators. Last year we launched a price optimization tool that helps creators test and analyze pricing for in-experience items, helping our creators understand the supply and demand dynamics in our marketplace and choose the best prices. We are also focused on helping creators find and engage more users by moving beyond our traditional strengths and venturing into new top gaming genres with latent unmet demand.

Artificial Intelligence is at the heart of everything we do at Roblox up and down our stack. Recently, we unveiled our 3D foundational model, Cube 3D - making 3D creation more accessible to everyone. Cube 3D generates 3D models and environments directly from text and, in the future, image inputs.

Since our inception, we have focused on innovation to make people’s time on Roblox better and to help improve their wellness and happiness.

At this year’s meeting, we are asking for your support for all of our management proposals, including a proposal to approve the reincorporation of Roblox from a Delaware corporation to a Nevada corporation. We believe that Nevada’s corporate law framework and statutory regime aligns with Roblox’s culture of innovation, values and mission to connect the world with civility and optimism. It also allows us to continue to build shareholder value, by providing a supportive, predictable environment. The proposal to reincorporate to a Nevada corporation was recommended following a rigorous and thoughtful analysis by our Nominating and Corporate Governance Committee and our Board of Directors.

We are grateful to have our shareholders along for our journey. Your vote at our annual meeting is important and helps guide the future of our company.

David Baszucki

Founder, President, CEO and Chair of our Board of Directors

1	2025 Proxy Statement

Notice of 2025 Annual
Meeting of Stockholders

3150 South Delaware St.
San Mateo, California 94403

To the Stockholders of Roblox Corporation:

On behalf of our board of directors, it is our pleasure to invite you to attend the 2025 annual meeting of stockholders (including any adjournment or postponement thereof, the “Annual Meeting”) of Roblox Corporation. The Annual Meeting will be held virtually via live webcast at https://web.lumiconnect.com/215721927 (password: roblox2025), originating from San Mateo, California, on Thursday, May 29, 2025 at 8:00 a.m., Pacific Time.

We are holding the Annual Meeting to seek your approval of the following proposals:

Proposals	Board Vote Recommendation	For Further Details
1. Election of Class I Directors	“FOR” each director nominee	Page 12
2. Advisory Vote on the Compensation of our Named Executive Officers	“FOR”	Page 44
3. Ratification of the Independent Registered Public Accounting Firm	“FOR”	Page 80
4. Approval of the Reincorporation of Roblox to the State of Nevada by Conversion	“FOR”	Page 83

These items of business are more fully described in the proxy statement accompanying this letter.

Stockholders will also act on any other business properly brought before the meeting. At this time we are not aware of any such additional matters.

The record date for the Annual Meeting is April 11, 2025. Only stockholders of record of our Class A common stock and Class B common stock at the close of business on the record date may vote at the Annual Meeting. For stockholders of record, to vote in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card. If you are a street name stockholder, you will need to obtain a legal proxy from your broker, bank, or other nominee in order to vote your shares at the Annual Meeting.

On or about April 17, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report. This notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: http://astproxyportal.com/ast/24055/.

Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone, or mail as soon as possible.

2

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 9:00 a.m. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of Roblox’s website at https://ir.roblox.com.

By order of the board of directors,

Mark Reinstra
Chief Legal Officer and Corporate Secretary
San Mateo, California
April 17, 2025

3	2025 Proxy Statement

How to Vote in Advance of the Meeting

Internet www.voteproxy.com	Telephone 1-800-776-9437 (U.S. and Canada) 1-718-921-8500 (all other countries)	Mail Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	Qr Code Scan this QR code to vote with your mobile device

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 29, 2025. The proxy statement and the annual report are available at http://astproxyportal.com/ast/24055/.

4

5	2025 Proxy Statement

Proxy Summary

This proxy summary highlights information regarding Roblox Corporation (“Roblox” or the “Company”) and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our 2024 annual report to stockholders for detailed information regarding the 2024 financial and operating performance of Roblox, including the audited financial statements and related notes included in the report.

ITEM 1
Election of Class I Directors The Board Recommends a Vote FOR Each Director Nominee.	See Page 12
ITEM 2
Advisory Vote on the Compensation of our Named Executive Officers The Board Recommends a Vote FOR this Proposal.	See Page 44
ITEM 3
Ratification of the Independent Registered Public Accounting Firm The Board Recommends a Vote FOR this Proposal.	See Page 80
ITEM 4
Approval of the Reincorporation of Roblox to the State of Nevada by Conversion The Board Recommends a Vote FOR this Proposal.	See Page 83

Please Vote Today

Your vote is important. Whether or not you plan to virtually attend the annual meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions to cast your vote on all of the proposals.

Questions and Answers About the 2025 Annual Meeting

Please see “Questions and Answers About the Proxy Materials and 2025 Annual Meeting” for important information about the annual meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.

6

Note About Forward-Looking Statements

This document includes forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical or current facts made in this document are forward-looking. We use words such as “anticipate,” “believe,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “future,” “intend,” “target,” “project,” “plan,” “contemplate,” “predict” and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2024. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements we make.

Note About Our Website and Reports

None of the statements on our website, other websites, or the current or periodic reports referenced or discussed in this proxy statement, are deemed to be part of, or incorporated by reference into, this proxy statement. Some of the statements on our website, other websites, or the current or periodic reports herein, may contain cautionary statements regarding forward-looking information that should be carefully considered. The statements on our website, other websites or other current or periodic reports may also change at any time and we undertake no obligation to update them, except as required by law.

7	2025 Proxy Statement

Board Highlights

CONTINUING
Greg Baszucki
Co-Founder of Founder Partners, Chairman and Former Chief Executive Officer of Wheelhouse Enterprises
Director Since: 2008
Andrea Wong
Former President of International Production for Sony Pictures Television and International for Sony Pictures Entertainment
Director Since: 2020
Other Public Company Directorships: 3
David Baszucki
Founder, President, Chief Executive Officer and Chair of Roblox Corporation
Director Since: 2004
Anthony P. Lee
Vice President of Altos Ventures Management, Inc.
Director Since: 2008
Jason Kilar
Former CEO of Warner Media, LLC
Director Since: 2023
Gina Mastantuono
President and Chief Financial Officer of ServiceNow Inc.
Director Since: 2021
Christopher Carvalho
Former Chief Operating Officer of Kabam, Inc.
Director Since: 2015
Other Public Company Directorships: 1
NOMINEES

Committee Memberships

- ACC - Audit and Compliance Committee
- LDCC - Leadership Development and Compensation Committee
- NCGC - Nominating and Corporate Governance Committee

- Member
- Chairperson

- Lead Independent Director
- Independent

8

A Diverse and Skilled Board

We believe that our diverse board of directors (our “Board”) has an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders.

Public Company CEO / Executive
Experience as a current or former CEO, President, CFO and/or COO within the past 5 years

Public Company Board
(excluding Roblox)
Experience serving as a member of a public company board within the last five years (excluding Roblox)

Private Company Board
(excluding Roblox)
Current or prior experience as a member of a privately-held company board (excluding Roblox)

Gaming and Entertainment Industry
Experience and expertise with the gaming, entertainment and media industry and businesses

Cybersecurity
Understanding of and experience in overseeing corporate cybersecurity programs and having a history of participation in relevant cyber education

Technology/Digital Media
Experience and expertise in technology-related business or technology functions, resulting in knowledge of how to anticipate technological trends and an understanding of technology related risks

Public Company Finance
Experience as an executive responsible for financial results of a breadth and complexity comparable to Roblox

Audit/Accounting
Experience with accounting, financial reporting processes and internal controls, including experience working with financial statements and auditors

Mergers and Acquisitions
M&A and integration experience (including buy-and sell-side) as a public company director

Government Relations/Regulatory
Background or experience in regulatory and public policy

International Operations
Experience with the challenges companies face in building out international operations and compliance programs

People/Compensation
Expertise in aligning Company culture, performance, reward and talent with strategy as well as remote and flexible work strategies

Leadership Development
Experience with corporate governance requirements, leadership development and succession planning of management

Corporate History and Evolution
Experience and understanding of Roblox’s corporate history and evolution

9	2025 Proxy Statement

Independence
⏹ Independent ⏹ Non-independent

Tenure
⏹ 0-5 years ⏹ 6-10 years ⏹ 11< years

Corporate Governance Highlights

We believe that good corporate governance promotes the long-term interests of our stockholders, strengthens our Board and management accountability and leads to better business performance. For these reasons, we are committed to maintaining strong corporate governance practices.

Details regarding our corporate governance practices can be found in the “Corporate Governance” section beginning on page 20, including the following highlights:

◼	strong lead independent director with expansive duties;
◼	board comprised of 71.4% independent directors;
◼	executive sessions of non-management directors and at least two annual executive sessions of independent directors;
◼	annual Board and committee self-evaluations;
◼	detailed strategy and risk oversight by Board and committees;
◼	no director overboarding;
◼	100% independent Board committees;
◼	focus on executive officer succession planning;
◼	director onboarding program and continuing director education;
◼	periodic review of committee charters and key governance policies;
◼	stock ownership guidelines for directors and executive officers;
◼	executive officer private company investment guidelines;
◼	focus on Company culture; and
◼	annual advisory Say-on-Pay vote.

10

Executive Compensation Highlights

Pay for Performance and Stockholder Alignment

Our compensation program focuses on ownership, long-term retention and value creation.

Executive Compensation in 2024

◼	CEO: A significant portion of the CEO’s compensation was equity-based subject to either time-based vesting over three years or performance-based vesting, with the performance based on achievement against bookings and covenant adjusted EBITDA targets.
◼	Other than our CEO, approximately 90% of the compensation of our named executive officers (“NEOs”) was equity-based and subject to either time-based vesting over three years or performance-based vesting, with the performance based on achievement against bookings and covenant adjusted EBITDA targets.

Compensation Practices

What we do	What we do not do

◼
100% independent directors on our Leadership Development and Compensation Committee (“LDCC”)
◼
Independent compensation advisor, who provides no other services to the Company
◼
In 2024, a significant portion of our CEO’s compensation was equity-based
◼
Annual review of NEO compensation levels using size appropriate peer group and broader technology industry survey data
◼
Double-trigger change in control arrangements
◼
Assess the risk-reward balance of our compensation programs to mitigate undue risks
◼
Robust stock ownership guidelines apply to all executive officers and non-employee directors
◼
Annual advisory vote on NEO compensation
◼
At least annual reviews of executive officer compensation and peer group data
◼ No pension plans ◼ No hedging or pledging of our stock by directors, executives or employees ◼ No excise tax gross-ups upon a change in control

11	2025 Proxy Statement

Board of Directors

1
ITEM 1 Election of Class I Directors
The Board of Directors Recommends a vote “FOR” the nominees named below

Our Board

Our Board is currently comprised of seven members. We have a classified board consisting of three classes, designated as Class I, Class II and Class III, each serving staggered three-year terms. Information regarding each director nominee and continuing director is set forth below. As detailed further in this proxy statement, our Board, including the three director nominees, reflects a broad array of knowledge, experience, skills, backgrounds and other attributes.

Nominees

Upon the recommendation of our Nominating and Corporate Governance Committee (“NCGC”), our Board has nominated Christopher Carvalho, Gina Mastantuono and Jason Kilar for election as Class I directors at the Annual Meeting for new three-year terms, each to serve until the 2028 annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

Voting Considerations

Each of the nominees has consented to being named in the proxy statement and to continue to serve as a director, if elected; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of the nominees. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

Each director is elected by a plurality of the voting power of our common stock present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted “FOR” a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will not have an effect on the outcome of the election.

12

Director Nominees

The following biographies are for our Class I nominees up for election for a three-year term expiring at the 2028 annual meeting.

o

Christopher Carvalho

Former Chief Operating Officer of Kabam, Inc.

Age: 59

Director Since: 2015

Committees:

Audit and Compliance, Nominating and Corporate Governance

Background

Mr. Carvalho has served as a member of our Board since December 2015. Between January 2010 and December 2013, Mr. Carvalho served as Chief Operating Officer of Kabam, Inc., a developer of online computer games. From June 2008 to October 2010, he served as Vice President and General Manager of SmartyCard, a division of Gazillion Entertainment, a developer of online computer games. Between January 1999 and June 2008, Mr. Carvalho served in several capacities with Lucasfilm Ltd., a film and entertainment company, including as the head of Business Development. Mr. Carvalho serves on the board of Modern Times Group MTG AB, a digital entertainment company listed on the Nasdaq Stockholm AB. Between 2016 and 2019, Mr. Carvalho served as a member of the board of directors of G5 Entertainment AB, a developer and publisher of mobile games listed on the Nasdaq Stockholm AB main market and the Nasdaq OTCQX. Mr. Carvalho holds an MBA from the University of California, Los Angeles Anderson School of Management and a BS in Business Administration from the University of California, Berkeley, Haas School of Business.

Director Qualifications

We believe that Mr. Carvalho is qualified to serve on our Board because of his executive level experience in online gaming, his general experience with and knowledge of the industry in which we operate, and his experience as a current and former director of many companies.

Discovery, Inc. from May 2020 to April 2022. Prior to that, Mr. Kilar co-founded and served as the Chief Executive Officer of Vessel Group, Inc., a video platform company, from 2013 to 2017. Prior to Vessel Group, Mr. Kilar served as the founding Chief Executive Officer of Hulu, LLC, a streaming service company, from 2007 to 2013. Mr. Kilar also served in a variety of senior leadership roles with Amazon.com, Inc., an e-commerce technology company, from 1997 to 2006, including as Senior Vice President, Worldwide Application Software, and Vice President and General Manager of Amazon’s North American media businesses. He has also served on various other private company boards of directors, including Univision Communications Inc. from September 2016 to April 2020 and Brighter Inc. from 2013 until its acquisition by Cigna Corporation in 2017. Mr. Kilar received his B.A. degree in Journalism and Business Administration from University of North Carolina at Chapel Hill and M.B.A. degree from Harvard Business School.

Qualifications

Mr. Kilar is qualified to serve on our Board because of his deep expertise in operations as a former CEO and seasoned board member, and his extensive experience with technology, high-growth, media, consumer and digital companies.

Jason Kilar

Former CEO of WarnerMedia, Inc.

Age: 53

Director Since: 2023

Committees:

Audit and Compliance, Leadership Development and Compensation (Chair)

Background

Mr. Kilar has served as a member of our Board since September 2023. Since September 2017, Mr. Kilar has served as a member of the board of directors of Wealthfront Inc. From March 2019 through June 2024, Mr. Kilar served as a member of the board of directors of Opendoor Technologies Inc. Previously, Mr. Kilar served as the Chief Executive Officer of Warner Media, LLC, a media and entertainment subsidiary of its public company parent, Warner Bros. Discovery, Inc. from May 2020 to April 2022. Prior to that, Mr. Kilar co-founded and served as the Chief Executive Officer of Vessel Group, Inc., a video platform company, from 2013 to 2017. Prior to Vessel Group, Mr. Kilar served as the founding Chief Executive Officer of Hulu, LLC, a streaming service company, from 2007 to 2013. Mr. Kilar also served in a variety of senior leadership roles with Amazon.com, Inc., an e-commerce technology company, from 1997 to 2006, including as Senior Vice President, Worldwide Application Software, and Vice President and General Manager of Amazon’s North American media businesses. He has also served on various other private company boards of directors, including Univision Communications Inc. from September 2016 to April 2020 and Brighter Inc. from 2013 until its acquisition by Cigna Corporation in 2017. Mr. Kilar received his BA degree in Journalism and Business Administration from University of North Carolina at Chapel Hill and MBA degree from Harvard Business School.

Director Qualifications

We believe that Mr. Kilar is qualified to serve on our Board because of his deep expertise in operations as a former CEO and seasoned board member, and his extensive experience with technology, high-growth, media, consumer and digital companies.

13	2025 Proxy Statement

Mastantuono has served as a member of our Board since April 2021. Ms. Mastantuono has served as the Chief Financial Officer of ServiceNow, Inc. since January 2020. From December 2016 to January 2020, Ms. Mastantuono served as Executive Vice President and Chief Financial Officer of Ingram Micro Inc., a provider of global technology and supply chain services and as its Executive Vice President, Finance from April 2013 to December 2016. From June 2007 to April 2013, Ms. Mastantuono served as Senior Vice President, Chief Accounting Officer and International Chief Financial Officer of Revlon, Inc., a cosmetics, skin care, fragrance and personal care company. Before Revlon, Ms. Mastantuono held various finance executive roles at InterActiveCorp., a publicly traded operator of a diversified portfolio of specialized and global brands, and Triarc Companies, Inc., a publicly traded consumer products company. Ms. Mastantuono currently serves on the board of directors of Gong.io Inc., a revenue intelligence platform company. She began her career at Ernst & Young, LLP in New York. Ms. Mastantuono is a certified public accountant with more than 20 years of finance experience. Ms. Mastantuono attended the State University of New York at Albany, where she earned a BS degree in Accounting and Business Administration.

Ms. Mastantuono is qualified to serve on our Board because of her deep financial and strategic acumen and her extensive management experience with global technology companies. Further, Ms. Mastantuono’s financial expertise over 20 years in finance provides her with the necessary skills and experience to perform audit and compliance committee functions.

Gina Mastantuono

President and Chief Financial Officer of ServiceNow, Inc.

Age: 54

Director Since: 2021

Committees:

Audit and Compliance (Chair), Leadership Development and Compensation

Background

Ms. Mastantuono has served as a member of our Board since April 2021. Ms. Mastantuono has served as the Chief Financial Officer of ServiceNow, Inc. since January 2020 and President since January 2025. From December 2016 to January 2020, Ms. Mastantuono served as Executive Vice President and Chief Financial Officer of Ingram Micro Inc., a provider of global technology and supply chain services and as its Executive Vice President, Finance from April 2013 to December 2016. From June 2007 to April 2013, Ms. Mastantuono served as Senior Vice President, Chief Accounting Officer and International Chief Financial Officer of Revlon, Inc., a cosmetics, skin care, fragrance and personal care company. Before Revlon, Ms. Mastantuono held various finance executive roles at InterActiveCorp., a publicly traded operator of a diversified portfolio of specialized and global brands, and Triarc Companies, Inc., a publicly traded consumer products company. Ms. Mastantuono currently serves on the board of directors of Gong.io Inc., a revenue intelligence platform company. She began her career at Ernst & Young, LLP in New York. Ms. Mastantuono is a certified public accountant with more than 30 years of finance experience. Ms. Mastantuono attended the State University of New York at Albany, where she earned a BS degree in Accounting and Business Administration.

Director Qualifications

We believe Ms. Mastantuono is qualified to serve on our Board because of her deep financial and strategic acumen and her extensive management experience with global technology companies. Further, Ms. Mastantuono’s financial expertise over 30 years in finance provides her with the necessary skills and experience to perform audit and compliance committee functions.

14

Continuing Directors

The following biographies are for each Class II director whose current term will expire at the 2026 annual meeting.

Corporation, a software company that specializes in simulation software, and which was acquired by Hexagon AB, a global technology group focused on precision measuring technologies, in February 2017. Between December 1998 and December 2000, Mr. Baszucki served in various positions at MSC Software Corporation, most recently as General Manager. Mr. Baszucki currently serves as a member of the board of directors of the Paley Center for Media. Mr. Baszucki holds a BS in Electrical Engineering from Stanford University.

David Baszucki

Founder, President, Chief Executive Officer and Chair of the Board

Age: 62

Director Since: 2004

Background

Mr. Baszucki has served as our Founder, President, Chief Executive Officer and member of our Board since March 2004. From July 1989 until December 1998, Mr. Baszucki served in various positions at Knowledge Revolution, a developer of 2D and 3D motion simulation software, which was acquired in December 1998 by MSC Software Corporation, a software company that specializes in simulation software, and which was acquired by Hexagon AB, a global technology group focused on precision measuring technologies, in February 2017. Between December 1998 and December 2000, Mr. Baszucki served in various positions at MSC Software Corporation, most recently as General Manager. Mr. Baszucki currently serves as a member of the board of directors of the Paley Center for Media. Mr. Baszucki holds a BS in Electrical Engineering from Stanford University.

Director Qualifications

We believe that Mr. Baszucki is qualified to serve on our Board because of the perspective and experience he brings as our Founder, President, Chief Executive Officer and Chair of our Board.

2009. Prior to Founder Partners and Wheelhouse Enterprises, Mr. Baszucki founded and served as President of Dealix Corporation, an online automotive sales company between November 1998 and November 2006. Mr. Baszucki currently serves as a member of the board of directors of Interactive Memories, Inc, a private company. Mr. Baszucki holds a BS in Electrical Engineering from University of Minnesota-Twin Cities.

executive leadership experience, his extensive experience as an entrepreneur, and his experience as a current and former director of many companies.

Gregory Baszucki

Co-Founder of Founder Partners, Former Chief Executive Officer of Wheelhouse Enterprises

Age: 60

Director Since: 2008

Background

Mr. Baszucki has served as a member of our Board since February 2008. Since January 2013, Mr. Baszucki has served as a Co-Founder of Founder Partners, a closely held partnership which builds and invests in capital efficient mobile, Internet and software companies. He is also the Chairman of Wheelhouse Enterprises, Inc., a marketplace for buyers and sellers of business software, and from its founding in January 2009 through February 2023, served as Chief Executive Officer. Prior to Founder Partners and Wheelhouse Enterprises, Mr. Baszucki founded and served as President of Dealix Corporation, an online automotive sales company between November 1998 and November 2006. Mr. Baszucki currently serves as a member of the board of directors of Interactive Memories, Inc, a private company. Mr. Baszucki holds a BS in Electrical Engineering from University of Minnesota-Twin Cities.

Director Qualifications

We believe that Mr. Baszucki is qualified to serve on our Board because of his significant knowledge of and history with our Company, his executive leadership experience, his extensive experience as an entrepreneur, and his experience as a current and former director of many companies.

15	2025 Proxy Statement

The following biographies are for each Class III director whose current term will expire at the 2027 annual meeting.

Lee has served as a member of our Board since February 2008 and was appointed as our Lead Independent Director in November 2020. He joined Altos Ventures in May 2000 and is currently a Vice President of Altos Ventures Management, Inc., which manages a family of international, technology-focused venture capital funds. He is a managing director of each fund. In addition, Mr. Lee currently serves on the board of directors of several private companies and non-profit organizations. He holds an AB in Politics from Princeton University and an MBA from the Stanford Graduate School of Business.

Mr. Lee is qualified to serve on our Board because of his significant knowledge of and history with our Company and his experience as a seasoned investor and current and former director of many companies.

Anthony P. Lee

Vice President of Altos Ventures Management, Inc.

Age: 54

Director Since: 2008

Committees:

Nominating and Corporate Governance (Chair); Lead Independent Director

Background

Mr. Lee has served as a member of our Board since February 2008 and was appointed as our Lead Independent Director in November 2020. He joined Altos Ventures in May 2000 and is currently a Vice President of Altos Ventures Management, Inc., which manages a family of international, technology-focused venture capital funds. He is a managing director of each fund. In addition, Mr. Lee currently serves on the board of directors of several private companies and non-profit organizations. He holds an AB in Politics from Princeton University and an MBA from the Stanford Graduate School of Business.

Director Qualifications

We believe that Mr. Lee is qualified to serve on our Board because of his significant knowledge of and history with our Company and his experience as a seasoned investor and current and former director of many companies.

Wong has served as a member of our Board since August 2020. Ms. Wong has served as a member of the board of directors of Liberty Media Corporation, an owner and operator of various media, communications and entertainment businesses, since September 2011 and Qurate Retail, Inc., an owner and operator of various digital commerce businesses since April 2010. Ms. Wong has served as a member of the board of directors of Hudson Pacific Properties Inc., a real estate investment trust since August 2017. From September 2011 to March 2017, Ms. Wong served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment. From April 2007 to April 2010, she served as President and Chief Executive Officer of Lifetime Entertainment Services. Ms. Wong served in various positions with ABC, Inc., a subsidiary of The Walt Disney Company, from August 1993 to March 2007, most recently as Executive Vice President, Alternative Series, Specials and Late Night. Ms. Wong previously served as a director of Hudson’s Bay Company, a Canadian retail company, and Oaktree Acquisition Corp, Oaktree Acquisition Corp II, and Social Capital Hedosophia Holdings Corp., each a blank check company. Ms. Wong holds a BS in electrical engineering from the Massachusetts Institute of Technology and an MBA from the Stanford Graduate School of Business.

Qualifications

Ms. Wong is qualified to serve on our Board because of her extensive background in media programming across a variety of platforms, her executive leadership experience with the management and operation of companies in the entertainment sector, and her experience as a current and former director of many companies.

Andrea Wong

Former President of International Production for Sony Pictures Television and International for Sony Pictures Entertainment

Age: 58

Director Since: 2020

Committees:

Leadership Development and Compensation, Nominating and Corporate Governance

Background

Ms. Wong has served as a member of our Board since August 2020. Ms. Wong has served on the board of directors of Liberty Media Corporation, an owner and operator of media, communications and entertainment businesses, since September 2011 and QVC Group, Inc. (“QVC”), an owner and operator of digital commerce businesses since April 2010. Ms. Wong will be retiring from service on the QVC board and will not be standing for re-election upon the expiration of her term at the 2025 annual meeting of stockholders. Ms. Wong has served on the board of directors of Hudson Pacific Properties Inc., a real estate investment trust since August 2017. From 2011 to 2017, Ms. Wong served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment. From 2007 to 2010, she served as President and Chief Executive Officer of Lifetime Entertainment Services. Ms. Wong served in various positions with ABC, Inc., a subsidiary of The Walt Disney Company, from 1993 to 2007, including as Executive Vice President, Alternative Series, Specials and Late Night. Ms. Wong previously served as a director of Hudson’s Bay Company, Oaktree Acquisition Corp, Oaktree Acquisition Corp II, and Social Capital Hedosophia Holdings Corp. Ms. Wong holds a BS in electrical engineering from the Massachusetts Institute of Technology and an MBA from the Stanford Graduate School of Business.

Director Qualifications

We believe that Ms. Wong is qualified to serve on our Board because of her extensive background in media programming across a variety of platforms, her executive leadership experience with the management and operation of companies in the entertainment sector, and her experience as a current and former director of many companies.

16

Board Composition

We are committed to having a skilled and experienced Board that will provide sound oversight as Roblox continues to execute on its long-term growth strategy.

Identification and Consideration of New Nominees

Our NCGC is responsible for reviewing with the Board the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. Our NCGC uses a variety of methods to identify and evaluate director nominees. Our NCGC and our Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. Our NCGC also retains search firms from time to time to assist in identifying and evaluating potential director candidates. While the Board has not established specific minimum qualifications for members of the Board, the Board believes that the assessment of director qualifications may include numerous factors which we refer to as the Director Criteria, such as:

◼
character;
◼
professional ethics and integrity;
◼
judgment;
◼
business acumen;
◼
proven achievement and competence in one’s field;
◼
the ability to exercise sound business judgment;
◼
tenure on the Board and skills that are complementary to the Board;

◼
an understanding of the Company’s business;
◼
an understanding of the responsibilities that are required of a member of our Board;
◼
other time commitments; and
◼
a broad range of other attributes such as professional background, education, age and geography, as well as other individual qualities that contribute to the total mix of viewpoints and experience represented on the Board.

17	2025 Proxy Statement

Director Nomination Process

The NCGC is responsible for identifying and screening candidates for Board membership and recommending candidates for Board membership to the entire Board

Director Candidate Evaluation

The NCGC considers:

◼	the current size and composition of the Board and the needs of the Board and its respective committees
◼	the Director Criteria other factors that the NCGC may consider appropriate

Screening of Candidate

The NCGC screening process includes:

◼	candidate interviews
◼	inquiry of the person or persons making the recommendation or nomination
◼	engagement of an outside search or consulting firm to gather additional information

Recommendation and Approval

The Board has final authority to approve director candidates for nomination to the Board, following recommendation by the NCGC

Each year, as part of the Board succession planning and refreshment process, the NCGC, together with the Board, discusses the Board’s future composition needs. These discussions include the desired skills and attributes of new board members and the current and long-term needs of our business and the skills composition of our Board and committees. In 2023, the Board identified prior operational expertise as a CEO as an important priority for overall Board composition. The NCGC worked with a third-party search firm to identify candidates with these skills and attributes. As a result of a robust and deliberate search process, in September 2023 we appointed Jason Kilar, former CEO of WarnerMedia, LLC, former CEO of the Vessel Group, Inc. and former Co-Founder and CEO of Hulu, LLC to our Board. In connection with Mr. Kilar’s appointment to the Board, he became a member of our LDCC and Audit and Compliance Committee (“ACC”) and in March 2025 he became chair of the LDCC, succeeding Ms. Wong who previously served as chair of the LDCC.

18

Stockholder Recommendations and
Nominations to the Board of Directors

The NCGC will consider director candidates recommended by stockholders holding at least 1% of the fully diluted capitalization of the Company continuously for at least 12 months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the Securities and Exchange Commission (the “SEC”). The NCGC will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the Director Criteria. This process is designed to ensure that our Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should direct the recommendation in writing by letter, attention of the Chief Legal Officer or the Legal Department, at 3150 South Delaware Street, San Mateo, California 94403. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, a signed letter from the candidate confirming willingness to serve on our Board, information regarding any relationships between the candidate and our Company, evidence of the recommending stockholder’s ownership of our capital stock and any other information required by our amended and restated bylaws. The NCGC has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary. To be timely for the 2026 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the same deadlines for stockholder proposals discussed below under “Questions and Answers About the Proxy Materials and 2025 Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?—Stockholder Proposals.”

19	2025 Proxy Statement

Lead Independent Director
Duties and Responsibilities

Our Corporate Governance Guidelines provide that if the Chairperson of our Board is not an independent director, our independent directors will designate one of the independent directors to serve as Lead Independent Director. Because Mr. David Baszucki is our Chair and CEO, our Board, including the independent directors, appointed Anthony P. Lee to serve as our Lead Independent Director in 2020. In appointing Mr. Lee as Lead Independent Director, the Board considered Mr. Lee’s demonstrated leadership during his tenure as a director, his contributions as the chair of the NCGC; and his prior contributions as a member of the ACC and LDCC. The Board continues to believe that Mr. Lee’s ability to act as a strong lead independent director provides balance in our leadership structure and is in the best interest of Roblox and its stockholders.

As Lead Independent Director, Mr. Lee:

◼is responsible for calling, contributing to the agenda and presiding over separate meetings of our independent directors;
◼reports to our CEO and Chair regarding feedback from executive sessions;
◼serves as spokesperson for the Company as requested; and
◼performs such additional duties as a majority of the independent directors may designate from time to time.

Corporate Governance

Director Independence

Under the listing standards of the New York Stock Exchange (“NYSE”), independent directors must comprise a majority of a listed company’s Board unless the listed company qualifies as a “controlled company.” In addition, NYSE listing standards require that, subject to the “controlled company” exemption, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). We believe we are eligible for, but do not take advantage of, the “controlled company” exemption to the corporate governance rules for NYSE-listed companies.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that five of our six non-employee directors (Mr. Carvalho, Mr. Kilar, Mr. Lee, Ms. Mastantuono and Ms. Wong) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section titled “Transactions with Related Persons—Transactions with Related Persons in Fiscal Year 2024.”

20

Board Leadership Structure

We believe that the structure of our Board and its committees provides strong overall management of our Company. Mr. David Baszucki currently serves as both the Chair of our Board and as our Chief Executive Officer (“CEO”). As our founder, Mr. Baszucki is best positioned to identify strategic priorities, lead critical discussions, and execute our business plans.

Our Board has adopted corporate governance guidelines that provide that one of our independent directors should serve as our Lead Independent Director if the Chairperson of our Board is not independent. In addition, only independent directors serve on the ACC, LDCC and NCGC. As a result of the Board’s committee system, the existence of a majority of independent directors, and Lead Independent Director, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs. We believe that the leadership structure of our Board is appropriate and enhances our Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders, while Mr. Baszucki’s combined role enables strong leadership, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

21	2025 Proxy Statement

Board Committees

Our Board has established the ACC, the LDCC and the NCGC. Each committee member meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations, and each committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of each charter is available on our website at ir.roblox.com under “Governance.” Members will serve on these committees until their resignation or until as otherwise determined by our Board. The composition and responsibilities of each of the committees of our Board is described below.

Gina Mastantuono
(Chair)

Christopher Carvalho

Jason Kilar

5

meetings in 2024

Audit and Compliance Committee

Our ACC is responsible for, among other things:

◼
selecting, retaining, evaluating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
◼
helping to ensure the independence and oversee the performance of the independent registered public accounting firm;
◼
reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;
◼
reviewing our financial statements and our critical accounting policies, principles and estimates;
◼
overseeing and monitoring the audit and integrity of our financial statements, accounting and financial reporting processes and internal controls;
◼
overseeing the design, implementation and performance of our internal audit function;
◼
overseeing our compliance with the Public Company Accounting Oversight Board (“PCAOB”), and other legal and regulatory requirements;
◼
adopting and overseeing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
◼
overseeing our policies on risk assessment and risk management;
◼
reviewing cybersecurity and data security risks and mitigation strategies;
◼
reviewing the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
◼
reviewing and approving related party transactions; and
◼
approving or, as required, pre-approving, all audit and all permissible non-audit services, to be performed by the independent registered public accounting firm.

Each member of the ACC meets the financial literacy and sophistication requirements of the listing standards of the NYSE.

No member of our ACC may serve on the audit committee (or other board committee performing equivalent functions) of more than three public companies, including Roblox, unless our Board determines that such simultaneous service would not impair the ability of such member to effectively serve on our ACC and we disclose such determination in our annual proxy statement.

Our Board has determined that Ms. Mastantuono is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K.

Our ACC has engaged a third-party consultant to advise on cybersecurity matters.

22

Jason Kilar
(Chair – March 2025 - present)

Andrea Wong
(Former Chair – March 2021 – March 2025)

Gina Mastantuono

7

meetings in 2024

Leadership Development and Compensation Committee

Our LDCC is responsible for, among other things:

◼
reviewing and approving the corporate goals and objectives applicable to the compensation of our executive officers, including our CEO and evaluating the performance of each such officer in light thereof;
◼
reviewing, determining and approving the cash and equity compensation of our officers, including our CEO and other key employees;
◼
reviewing, approving and administering our employee benefit and equity incentive plans;
◼
administering the Company's compensation recovery policies;
◼
advising our Board on management proposals to stockholders on executive compensation matters and overseeing management’s engagement with stockholders and proxy advisory firms on executive compensation matters;
◼
establishing, reviewing and overseeing the development and implementation of employee compensation plans to ensure consistency with our general compensation strategy;
◼
reviewing and discussing our compensation policies and practices with management for risk assessment;
◼
reviewing and making recommendations regarding non-employee director compensation to our full Board;
◼
retaining or obtaining the advice of compensation advisors, independent legal counsel and other advisors;
◼
overseeing regulatory compliance with respect to compensation matters affecting the Company, including reviewing and discussing the Compensation Discussion and Analysis section in this proxy and related executive compensation information and producing the compensation committee report on executive officer compensation; and
◼
periodically reviewing and discussing with our Board our corporate and CEO succession planning and leadership development plans for the CEO and other executive officers.

Compensation Committee Interlocks and Insider Participation

None of the members of our LDCC is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or LDCC. See the section titled “Transactions with Related Persons—Transactions with Related Persons in Fiscal Year 2024” for information about any related party transactions involving members of our LDCC or their affiliates.

23	2025 Proxy Statement

Anthony P. Lee
(Chair)

Andrea Wong

Christopher Carvalho

3

meetings in 2024

Nominating and Corporate Governance Committee

Our NCGC is responsible for, among other things:

◼
identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board;
◼
considering and making recommendations to our Board regarding the composition of our Board and its committees;
◼
overseeing the evaluation of our Board, each of its committees and each director;
◼
reviewing and overseeing the Company's trust and safety programs and policies;
◼
overseeing and reviewing developments in our corporate governance practices, including developing and making recommendations to our Board regarding our corporate governance guidelines or framework; and
◼
developing, approving and reviewing compliance with the Company’s Code of Business Conduct and Ethics, including overseeing compliance with the Company's executive officer investment guidelines; and - reviewing conflicts of interest of directors and officers other than related party transactions reviewed by the ACC.

24

Board and Committee Meetings

Meeting Attendance

During our fiscal year ended December 31, 2024, our Board held 7 meetings (including regularly scheduled and special meetings). Each director attended at least 90% of the aggregate of both (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Executive Sessions

To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis but no less than twice a year. Such executive sessions will be led by independent directors. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis but not less than twice a year.

Attendance at Annual Meeting of Stockholders

Each director is strongly encouraged to attend the Company’s annual meetings of stockholders. All then-serving directors attended our 2024 annual meeting of stockholders.

25	2025 Proxy Statement

Board Oversight of Risk

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational, in the pursuit and achievement of our strategic objectives. We have designed and implemented processes to manage risk in our operations.

Board of Directors
◼
has responsibility for the oversight of our risk management framework, which is designed to identify, assess, and manage risks to which our Company is exposed, as well as to foster a corporate culture of integrity
◼
regularly reviews our strategic and operational risks in the context of discussions with management, question and answer sessions, and reports from the management team at each regular Board meeting

⭥	⭥	⭥
Audit and Compliance Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee
◼
assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance;
◼
discusses with management, the internal auditors, and the independent auditor guidelines and policies with respect to risk assessment and risk management, as well as potential conflicts of interest; and
◼
oversees our initiatives related to cybersecurity, including prevention and monitoring

◼
assesses risks arising from our compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk-taking and evaluates policies and practices that could mitigate such risks; and
◼
oversees succession planning initiatives
◼ assesses risks relating to our corporate governance practices and the independence of the Board; and ◼ oversees our initiatives related to trust and safety
⭥	⭥	⭥
Management
◼ is responsible for the day-to-day oversight and management of strategic, operational, legal and compliance, cybersecurity, and financial risks

Leadership Development and Management Succession Planning

The Board and management team recognize the importance of continuously developing our executive talent. The LDCC periodically reviews the performance of, and succession planning for, our management team (including our CEO) and evaluates potential successors to management positions. In conducting its evaluation, the LDCC considers current and future organizational needs, competitive challenges, leadership and management potential and development and emergency situations.

26

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, including independence standards, and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our and our subsidiaries’ employees, officers and directors, including our CEO, chief financial officer, and other executive and senior financial officers and our contractors, consultants and agents. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at ir.roblox.com under “Governance Documents.” We will disclose any amendments to our Code of Business Conduct and Ethics or any waivers of the requirements of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Key Corporate Governance Guidelines Provisions
01 Board and committee self-evaluations

The NCGC oversees an annual self-evaluation by the Board and each of its committees. The NCGC will utilize the results of this process in assessing Board composition and performance to further the interests of the Company and its stockholders in a manner consistent with the Company’s mission and core values.

02 Director onboarding and education

The NCGC oversees the Company’s director orientation and continuing education programs. The directors and the Company are committed to ensuring that all directors receive orientation and continuing education.

03 Limitation on other board service	No director should serve on more than four additional public company boards without the approval of the Board. Our CEO should not serve on more than one additional public company board.
04 No competing board service

No director should sit on the board of any competitor of the Company, and every director should do an annual review of their other directorships to assess whether competition with the Company may have evolved in the preceding year due to new product or service introductions, among other things.

05 Change in employment

Directors are instructed to notify the NCGC if they become aware of circumstances, including changes of employment, that could materially interfere with their service as a director. The NCGC may request that the director cease the activity or, in more severe cases, submit his or her resignation from the Board.

27	2025 Proxy Statement

Communication with the Board

The Board believes that stockholders should have an opportunity to send communications to the non-management members of the Board. In cases where stockholders and other interested parties wish to communicate directly with the Company’s non-management directors, messages should be in writing and should be sent to the Chief Legal Officer, Chief Financial Officer or Legal Department by mail to the principal executive office of the Company. Any such communication should be made in accordance with the following policy.

Each communication should set forth (i) the name and address of the stockholder, as it appears on the Company’s books, and if the Company’s Class A common stock is held by a nominee, the name and address of the beneficial owner of the Company’s Class A common stock and (ii) the number of shares of the Company’s Class A common stock that are owned of record by the record holder and beneficially by the beneficial owner.

The Company’s Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, shall review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for the Company’s stockholders to act on or for the Board to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of the Board or the Company, including without limitation, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, the Company’s Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board or the Lead Independent Director if the Chairperson of the Board is not independent.

The Company’s Chief Legal Officer, Chief Financial Officer or Legal Department may decide in the exercise of his, her or its judgment whether a response to any communication is necessary and shall provide a report to the NCGC on a quarterly basis of any communications received for which the Chief Legal Officer, Chief Financial Officer or Legal Department has responded. These policies and procedures for communications with the non-management directors are administered by the NCGC.

These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Family Relationships

David Baszucki, our Founder, President, CEO and Chair of our Board and Gregory Baszucki, one of our directors, are brothers. There are no other family relationships among any of our executive officers or directors.

28

Corporate Social Responsibility Highlights

At Roblox, we are focused on our mission to connect one billion people with optimism and civility. We are building an immersive platform for connection and communication where every day, millions of users come to create, play, work, learn and connect with each other in experiences built by our global community of creators. We believe that the Roblox community, including our employees, developers, creators and users, are our most important asset and we are dedicated stewards of our community. Our commitment to corporate social responsibility begins with our focus and aspirations around our people and the trust, safety and civility of our platform. Below we describe the highlights of our efforts in these areas.

Our Values

We have embraced four core values since we founded the Company that we expect our employees to incorporate into their daily actions:

01

Respect the community

We consider our impact on the world, strive to respect everyone’s best interests and communicate authentically. We prioritize community before company, company before team and team before individual.

02 We are responsible We are responsible for both the intended and unintended consequences of our actions.	03 Take the long view We set a long-term vision, even when making short-term decisions. We challenge the status quo, think big and look for innovation in whatever we do.	04 Get stuff done We drive execution by taking initiative and relentlessly iterating towards the long-term goal.

Governance

We are committed to sound corporate governance practices and encouraging effective policy- and decision-making at both the Board and management level. Our Board, its committees and our management provide oversight around our efforts in many of the corporate social responsibility areas described below. For example, our NGCC oversees our initiatives related to the trust and safety of our users and our ACC oversees matters relating to the cybersecurity of both our platform and users and climate risk. Our governance practices are described in more detail in the section of this proxy statement entitled “Corporate Governance.”

Our People

At Roblox, we maintain an innovation-first culture that seeks to empower our employees and leaders. We believe that teams are most successful when aligned around a shared vision and given the autonomy to tackle big opportunities. As of December 31, 2024, our employee workforce consisted of 2,474 full-time employees, of which over 1,800 employees were in product and engineering functions, accounting for approximately 77% of our total full-time employees, and over 100 of our full-time employees were located outside of the U.S.

29	2025 Proxy Statement

People Programs

Compensation

We offer competitive compensation to attract and retain the best people, and we help care for our people so they can focus on our mission. Our employees’ total compensation package includes market-competitive salary and equity awards. We generally offer employees equity at the time of hire and through regular refresh grants because we want them to be owners of the Company and committed to our long-term success.

Benefits

The wellbeing of our employees and their families is one of our top priorities. We offer a comprehensive program to provide our employees with the resources needed to achieve health, wealth and happiness. Our benefits include the following for our U.S. benefits-eligible employees:

Healthcare ◼ medical and pharmacy ◼ dental ◼ vision ◼ healthcare concierge support ◼ $50,000 lifetime reimbursement for fertility, adoption or surrogacy services	Mental Health ◼ 25 covered coaching or therapy sessions per person per year, including employees and dependents

Financial

◼
401(k) match: $1 for $1 contribution match up to 50% of the IRS deferral limit
◼
employee stock purchase plan: 15% discount with 24-month offering and lookback period
◼
life and AD&D insurance
◼
short-term and long-term disability insurance

Commuting Benefits ◼ unlimited rides on Caltrain	Perks ◼ lifestyle spending account (LSA): $1,200/year ◼ mobile phone allowance: $100/month ◼ onsite (headquarters): breakfast, lunch, snacks and gym

Time Off and Leaves

◼
flexible time off policy
◼
12 holidays, plus company coordinated time off
◼
leaves of absence: maternity, parental, medical, family care, military and sabbatical (for eligible employees after ten years of service)

We prioritize proactive solutions to help our employees achieve health, wealth and happiness. While many companies focus on benefits aimed at keeping employees healthy and providing support after a chronic condition diagnosis, we emphasize benefits that enable our employees to achieve sustained peak performance beyond a healthy baseline.

30

Employee Engagement

As part of our employee engagement process, we regularly collect feedback from employees to better understand and improve their experiences and identify opportunities to strengthen our culture. In 2024, we surveyed our employees quarterly, and on average over 70% of participating employees said they were proud to work for Roblox.

Average number of participating employees that said they were proud to work for Roblox

Giving Back to the Community

Each year, we dollar to dollar match employee donations to eligible charities, up to $15,000 per U.S. employee. In 2024, approximately $2.1 million in contributions were matched by the Company.

$15,000

maximum amount matched per contributor

$2.1 million

contributions matched by the Company in 2024

Health

We focus on measurement, nutrition and movement to support our employee’s health:

◾Measurement: We provide onsite biometric screenings, onsite DEXA scans and coverage for wearable devices to equip our employees with detailed insights into their health. These assessments allow for baseline and progress measurement, help facilitate informed decision-making, and promote personalized care.
◾Nutrition: Drawing on the knowledge of nutritionists, industry experts and scientific-research, we developed a nutritional philosophy that guides our onsite food program. This includes breakfast, lunch, snacks and beverages. The nutrition philosophy focuses on good energy and whole foods to recognize food that promotes optimal metabolic health, higher nutrients, and minimal processing. The nutrition philosophy also commits the onsite culinary team to healthy cooking standards, employee engagement, nutrition education and sustainability.
◾Movement: Learning optimal habits and remaining accountable to a plan is paramount. We offer comprehensive onsite and virtual 1:1 health coaching. Health coaches create personalized plans for employees based on their individual priorities and key focus areas, and establish check points and progress metrics as employees track towards their goals. Not only specializing in fitness and movement, coaches can advise on nutrition and recovery for a holistic approach to health and wellbeing.

Emotional Wellbeing

We provide 25 covered mental health coaching and/or therapy sessions per year per person (employees and their dependents alike). These sessions can address topics including resilience, stress management and other areas crucial for mental wellbeing.

Success Sharing

We believe that our employees should have the opportunity to share in our success. To achieve this, we offer employees the ability to participate in an employee stock purchase plan, which allows them to purchase stock at a discounted price.

31	2025 Proxy Statement

Pay Equity

We believe that people should be paid equitably for what they do, regardless of their gender or race. To maintain pay equity, we benchmark and set pay ranges based on relevant market data and consider factors such as an employee’s role, level, location and their performance. In addition to rigorous benchmarking, we compute our compensation outcomes using a formulaic approach. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable. In 2024, we conducted our annual pay equity analysis which indicated that we continue to have pay equity across genders and by race in the United States for people in similar jobs (accounting for factors such as location, role, level and performance).

Community standards that outline clear expectations for using Roblox

Anyone found to be in violation of these standards may be suspended or removed from our platform

We do not tolerate inappropriate content and behavior, and we take swift action to address any user who violates our Terms of Use, including any attempts to evade our safety policies and protocols. We continue to enhance our platform and policies in an attempt to thwart behavior intended to undermine our safety policies and protocols.

Our Commitment to Civility and Safety

Safety and civility are foundational to everything we do. We are focused on building a safe and civil place where everyone can create, explore, collaborate and share experiences. We continuously evolve our platform as our community grows and evolves.

Community Standards

We operate a free to use immersive platform for connection and communication where every day, millions of users come to create, play, work, learn and connect with each other in experiences built by our global community of creators. Our global community is on this journey together with our users and creators and we want to ensure everyone feels welcome and safe and is treated with kindness and respect. That is why we have created our Community Standards to outline how we expect our users to behave and to be clear up front about what is and is not allowed on our platform.

You can read our Community Standards here: https://en.help.roblox.com/hc/en-us/articles/203313410.

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Content Review, Moderation and Safety Features

We take significant measures to promote safety and civility for all users on our platform. Our systems are designed to review every uploaded image, video and audio file on the platform, whether through human review or AI machine detection. Our moderation systems are designed to protect our community and block accounts from our platform that violate either our Terms of Use or our Community Standards. We frequently audit our platform to ensure we are continually strengthening our proactive and reactive detection methods.

For example, in November 2024, we launched major updates to our safety systems and parental controls, including several key enhancements aimed at improving safety and parental engagement:

1.	Remote Management for Parents: Parents can manage controls and review their child’s activity remotely by linking their Roblox account to their child’s account.
2.	Screen Time and Friends List Monitoring: Parents can view their child's average screen time and friends list through a new Parental Controls dashboard. They can also set daily screen time limits, which automatically disables access once the limit is reached.
3.	Communication Restrictions: Children under 13 will no longer be able to directly message others outside of experiences, with a new setting limiting them to public broadcast messages within experiences. Parents can modify this setting in Parental Controls.
4.	Age-Gated Experiences: Certain experiences will be restricted for users under 13 based on behaviors typical of those experiences, particularly those focused on socializing or freeform writing or drawing. Additionally, our identity verification system requires the provision of a government-issued photo identification for our 17+ experiences.
5.	Content Labels: We replaced age-based labeling with content descriptions that we call Content Maturity Labels. These new labels allow parents to better assess which experiences are appropriate based on content rather than age alone. Users and parents can make informed decisions about the content they interact with, and parents can use this feature to control the content to which their child has access.
6.	Dynamic Age-Based Settings: As children grow, their account settings will automatically adjust. Parents will be notified 30 days in advance about these changes, encouraging discussions about usage and appropriate features.

These initiatives are part of our ongoing commitment to enhancing safety and creating an informed environment for both children and parents as they navigate the platform.

33	2025 Proxy Statement

Additionally, we have published safety guides specifically designed to empower parents and caregivers to better protect their children in the digital age on our civility microsite. You can find our safety guides at https://civility.roblox.com/resources.

Trust & Safety ◼ thousands of trained agents and advanced AI machine dedication systems designed to protect our users	Content Review ◼ human moderators and machine detection systems designed to review every uploaded image, video and audio file	Privacy ◼ COPPA certified by kidSAFE and a member of the kidSAFE Seal Program

Parental Controls Parents can: ◼ Manage their child’s account remotely ◼ View screen time and friends list ◼ customize spending limits	Reporting System Users can: ◼ mute or block anyone ◼ report inappropriate content/ behavior using our Report Abuse system	Communication Safety ◼ filter text chat on the platform ◼ for users under 13, our filters are even stricter ◼ heightened verification for access to voice chat

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Safety, Digital Education, and Industry Organizations Partnerships with over 30 leading global organizations that focus on child and internet safety and digital education including:

Advancing Safety Initiatives

We are committed to open-source community contributions and are proud to be a founding partner of ROOST (Robust Open Online Safety Tools), a new non-profit focused on digital safety. ROOST focuses on improving child safety, building better safety infrastructure and creating Large Language Model-powered content safeguards. As a founding partner, we are contributing technology to the open-source community, including an updated voice safety classifier model with expanded language support and improved techniques, and plans to open-source classification models for other modalities.

We and our CEO were proud to publicly support the TAKE IT DOWN Act, which seeks to control the spread of non-consensual intimate imagery (“NCII”), including AI-generated NCII, and require social media and similar websites to have policies and procedures to remove such content upon notification from a victim. The U.S. bill represented a bipartisan effort to address an important safety issue that has seen an increase in relevance with the advent of new generative artificial intelligence tools that can create lifelike, but fake, NCII depicting real people (also known as “deepfakes”) which have been increasingly affecting minors.

Key Safety and Civility Partnerships

As part of our commitment to safety and civility, we partner with over 30 global youth, media and safety experts that focus on child and internet safety and digital wellness education.

In addition, we have formed a Trust & Safety Advisory Board composed of world-renowned digital safety authorities. This advisory board represents a range of disciplines (health, wellbeing, academia, privacy, online safety and more), and help us to continue to innovate creating a safe and civil environment that allows all people to create, participate in, and enjoy a healthy online community on, and off our platform.

You can learn more about our partnerships at https://civility.roblox.com/partners.

In partnership with ThroughLine, we have added the ability for our users to more easily reach crisis support, which is active in over 100 countries where we operate our platform.

35	2025 Proxy Statement

In partnership with The Jed Foundation, we have published resources for both parents and teens, regarding how to best practice emotional safety on Roblox. Our guide on emotional safety for teens on Roblox is intended to help parents better support their teen’s wellbeing while playing Roblox.

We have partnered with Sesame Workshop to create a podcast series called “Into the Digital Future” hosted by the Joan Ganz Cooney Center. The series features leading online safety experts in research, child development, technology and digital parenting.

We also work with authorities such as the National Crime Agency and the National Center for Missing & Exploited Children to promptly report any suspected child exploitation, abuse materials or online grooming.

Youth Engagement Program

To empower young people with the knowledge and resources to thrive online, we launched our Youth Engagement Program in 2024. This program focuses on educating, empowering and engaging young people about safety, well-being and civility on Roblox and online. In March 2025, we took a significant step by convening our inaugural Roblox Teen Council. This council brings together 14 teens, ages 14 to 17, from across the United States, empowering them to create safety and well-being content for their peers, share insights with our internal product and policy teams, and grow into civility champions. Council members develop valuable skills in communication, critical thinking and community building, while gaining a deeper understanding of online civility. Our goal is to bring the perspectives of young people to the table, equip these young leaders with the knowledge to champion online safety and digital well-being among their peers, and help ensure that Roblox remains a platform where everyone can have safe, creative and positive experiences.

Key Safety Certifications

kidSAFE, an independent child safety organization, has certified our platforms as being compliant with the Children Online Privacy Protection Act (COPPA), under the Federal Trade Commission-approved “Safe Harbor.” Roblox is also a member of the kidSAFE Seal Program, an independent safety certification service and seal-of-approval program designed exclusively for children-friendly websites and technologies. Membership in the program means that the platform meets the kidSAFE safety and/or privacy standards. kidSAFE audits us on an annual basis for adherence to both COPPA and kidSAFE’s own requirements for online child safety.

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Non-Employee Director—Amended Director Compensation Policy

Additional Cash Fees

Lead Independent Director

$40K

Audit and Compliance Committee

$25K
$15K

Leadership Development and
Compensation Committee

$20K
$10K

Nominating and Corporate
Governance Committee

$15K
$10K
⏹	Committee Chair Fees
⏹	Committee Member Fees

Each annual cash retainer and additional annual fee is paid in arrears on a prorated basis.

Director Compensation

Outside Director Compensation Policy

Our Board adopted a compensation policy for our non-employee directors (the “Director Compensation Policy”), in consultation with Frederic W. Cook & Co., Inc. (“FW Cook”), our independent compensation advisor. This policy is designed to attract, retain and reward our non-employee directors. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to our Board meetings and relevant director continuing education courses and programs. The LDCC reviews the total compensation of our non-employee directors and each element of our Director Compensation Policy at least annually with FW Cook, including by comparison to the practices and compensation levels at comparable companies in our compensation peer group. Our Board last amended our Director Compensation Policy in March 2023.

Cash Compensation

Under the Director Compensation Policy, each non-employee director is eligible for an annual cash retainer of $90,000. Additionally, each non-employee director who serves as lead independent director, chair or member of a committee is eligible for additional annual cash fees as stated in the accompanying chart.

37	2025 Proxy Statement

Equity Compensation

Under the Director Compensation Policy, in addition to the annual cash retainer, each non-employee director is eligible for equity compensation in the form of RSUs, as further described below.

Initial Award: Each person who first becomes a non-employee director will receive, on the first trading day on or after the date on which such individual first becomes a non-employee director, an award of RSUs covering (a) a number of shares of our Class A common stock having an approximate value equal to $180,000 and (b) a number of shares of our Class A common stock equal to the product of $270,000 multiplied by a fraction with a numerator equal to the number of calendar days between (and including) the date the individual first becomes a non-employee director and the date of the next annual meeting and a denominator equal to the number of days between (and including) the date of the prior annual meeting and the date of the next annual meeting (together, the “Initial Award”). The Initial Award vests as to one-third of the RSUs subject to the Initial Award on the first quarterly vesting date that is on or after the one-year anniversary of the Initial Award’s grant date and as to one-third of the RSUs on each annual anniversary thereafter subject to the non-employee director continuing to provide services to us through the applicable vesting date.

Annual Award: Each non-employee director automatically will receive, on the annual meeting date, an award of RSUs, covering a number of shares of our Class A common stock having an approximate value of $270,000 (the “Annual Award”). The Annual Award will vest as to one-fourth of the RSUs subject to the Annual Award on each of the first three quarterly vesting dates that are on or after the Annual Award’s grant date and as to the remainder on the earlier of the day prior to the annual meeting date next following the Annual Award’s grant date or the one-year anniversary of the Annual Award grant date, subject to the non-employee director continuing to provide services to us through the applicable vesting date.

The number of shares granted as an Initial Award or Annual Award, as applicable, is determined by dividing the value of the Initial Award or Annual Award, as applicable, by the average fair market value of one share of our Class A common stock for the twenty consecutive trading days ending on the last trading day of the month prior to the month that includes the grant date of the award, rounded down to the nearest whole share.

In the event of a “change in control” (as defined in our 2020 Equity Incentive Plan, the “2020 Plan”), under the terms of our 2020 Plan, each non-employee director will fully vest in their outstanding company equity awards issued under the Director Compensation Policy, including any Initial Award or Annual Award, unless specifically provided otherwise in the applicable award agreement or other written agreement between us and the non-employee director.

The quarterly vesting dates are February 20, May 20, August 20 and November 20.

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Maximum Annual Compensation Limit

Under our Director Compensation Policy in any fiscal year, no non-employee director may be issued cash payments and equity awards with a combined value greater than $750,000. Any cash compensation paid or equity awards granted to an individual for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitations. The maximum limits do not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-Employee Directors Stock Ownership Guidelines

In May 2022, we adopted stock ownership guidelines applicable to our non-employee directors. Under the guidelines, each non-employee director is required to hold a number of shares of the Company’s common stock with a value equivalent to at least five times his or her annual cash retainer for service on the Board (not including retainers for serving as chairperson or lead independent director of the Board or as a member or chair of any Board committee). Directors are expected to achieve the applicable level of ownership on the later of May 11, 2027 or their five-year anniversary of joining the Board. As of the date hereof, each of the non-employee directors either meets or exceeds the applicable guideline or has additional time to comply prior to the deadline.

Deferred Compensation Plan

In March 2023, we adopted a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) for non-employee directors and, as determined by the LDCC in its discretion, members of a “select group of management or highly compensated employees.” Eligible non-employee director participants may elect annually to defer up to 100% of their cash director fees and their equity awards granted under the Company’s 2020 Plan. Initially, eligible employee participants could elect to defer up to 90% of their base salary and up to 100% of their cash bonus compensation, and up to 100% of any RSUs or PSUs granted under the Company’s 2020 Plan. The Deferred Compensation Plan was amended in September 2023 to reduce the maximum RSU or PSU deferral percentage for employees to 65%.

A participant’s deferral contributions for a calendar year are credited to the participant’s book entry account(s) under the Deferred Compensation Plan for such year, as applicable. Any deferred cash amounts under the plan are deemed invested in one or more hypothetical investment funds available under the Deferred Compensation Plan, as elected by the participant in accordance with the Deferred Compensation Plan’s procedures. Any deferred RSUs and/or deferred PSUs under the Deferred Compensation Plan will, at the time the RSUs and/or PSUs would otherwise vest and become transferable to the participant under the terms of the 2020 Plan, but for the participant’s election to defer, be reflected on the Company’s books as an unfunded, unsecured promise to deliver to the participant a specified number of shares of our Class A common stock in the future. Any deferred RSUs and/or PSUs will be credited with any dividend equivalents, as specified in the Deferred Compensation Plan. The obligations under the Deferred Compensation Plan generally are payable upon the earliest to occur of a participant’s separation from service or the date(s) elected by the participant. Upon a qualifying disability, a death, or our qualifying change in control, the obligations generally become immediately payable in a lump-sum. The obligations also may become payable upon a participant’s qualifying unforeseeable emergency. However, any deferred RSUs and/or PSUs will only be payable to the extent vested under the terms of the 2020 Plan and related award agreements. The obligations generally are payable in the form of a lump sum cash payment or, in certain circumstances, in annual cash installment payments, as elected by the participant in accordance with the terms of the Deferred Compensation Plan. Any distributions representing RSUs and/or PSUs are payable in shares issued pursuant to the 2020 Plan, provided that any fractional shares are rounded down to the nearest whole share. The Company generally funds the cash obligations associated with the Deferred Compensation Plan by purchasing investments that match the hypothetical investment choices made by plan participants. The investments (and any uninvested cash) are held in a rabbi trust.

39	2025 Proxy Statement

Director Compensation Table for Fiscal Year 2024

The following table sets forth information regarding the compensation earned or paid to our non-employee directors in 2024.

Our employee director, Mr. David Baszucki, did not receive any compensation for his service as a director for the year ended December 31, 2024. The compensation received by Mr. Baszucki as an employee is set forth in the section titled “Executive Compensation—Summary Compensation Table for Fiscal Year 2024.”

	Fees Earned or	Stock		All Other
Name	Paid in Cash ($)	Awards ($)(1)		Compensation ($)(2)	Total ($)
Gregory Baszucki (3)	90,000	243,122		15,332	348,454
Christopher Carvalho	115,000	243,122		3,833	361,955
Jason Kilar	115,000	243,122	(4)	—	358,122
Anthony P. Lee (5)	—	—		11,499	11,499
Gina Mastantuono	125,000	243,122	(6)	3,833	371,955
Andrea Wong	120,000	243,122		3,833	366,955
(1)	The amounts reported represent the aggregate grant date fair values of the RSUs awarded to the directors in the fiscal year ended December 31, 2024, determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date, in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 18, 2025. The amounts reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received by the directors upon vesting or settlement of the RSUs.
(2)	This amount represents security expenses for the director and certain family members covered by the Company.
(3)	Mr. Gregory Baszucki deferred receipt of his cash fees and RSU grant under the Company’s Deferred Compensation Plan. His cash fees will become payable and his RSU grant will be released in ten equal annual installments following a separation from service.
(4)	Mr. Kilar deferred receipt of a portion of his RSU grant under the Company’s Deferred Compensation Plan. His deferred RSU grant will be released following a separation from service.
(5)	Mr. Lee has waived all fees and grants associated with his service as an outside director.
(6)	Ms. Mastantuono deferred receipt of her RSU grant under the Company’s Deferred Compensation Plan. Her RSU grant will be released following a separation from service.

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The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2024:

					Grant
					Date Fair
		Number of		Option	Value Per	Option
		Shares		Exercise	Restricted	Award
	Grant	Underlying		Price	Share	Expiration
Name	Date	Options/RSUs (1)(2)		($) (1)	($) (1)	Date
Gregory Baszucki	7/20/2016	1,168,650	(3)	0.07	—	7/20/2026
	5/30/2024	3,668	(4)(5)	—	33.15	—
Christopher Carvalho	12/15/2015	116,866	(3)	0.06	—	12/15/2025
	5/30/2024	3,667	(4)	—	33.15	—
Jason Kilar	9/13/2023	4,051	(6)	—	27.74	—
	9/13/2023	4,264	(6)	—	27.74	—
	5/30/2024	3,668	(4)(7)	—	33.15	—
Anthony P. Lee (8)	—	—		—	—	—
Gina Mastantuono	5/30/2024	3,668	(4)(9)	—	33.15	—
Andrea Wong	5/30/2024	3,667	(4)	—	33.15	—
(1)	Amounts reflect all previous forward stock splits effected prior to the Company’s direct listing.
(2)	Amount reflects unvested RSUs and unexercised options held by our non-employee directors as of December 31, 2024.
(3)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2004 Equity Incentive Plan (the “2004 Plan”) and a stock option agreement thereunder. The shares subject to the stock option are fully vested.
(4)	Amount reflects shares of our Class A common stock subject to an RSU granted pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. If a merger or change in control of the Company occurs before vesting, the unvested portion of the RSU shall immediately vest. The RSU award vested as to one-fourth of the RSUs subject to such award on each of August 20, 2024, November 20, 2024, and February 20, 2025, and the remaining 1/4th of the RSUs shall vest on the earlier of (i) the day prior to the Company’s annual meeting date following such award’s grant date, and (ii) May 30, 2025, subject to the non-employee director’s continued service through the applicable vesting date.
(5)	Settlement of an additional 3,668 vested shares granted to Mr. Baszucki has been deferred under the Company’s Deferred Compensation Plan and will become payable in ten annual installments following separation of service.
(6)	Amount reflects shares of our Class A common stock subject to an RSU granted pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. If a merger or change in control of the Company occurs before vesting, the unvested portion of the RSU shall immediately vest. The RSU award shall vest as to 1/3rd of the shares subject to such award on each of November 20, 2024, November 20, 2025, and November 20, 2026.
(7)	Settlement of an additional 2,385 vested shares granted to Mr. Kilar has been deferred under the Company's Deferred Compensation Plan and will become payable in a lump sum following separation of service.
(8)	Mr. Lee has waived all fees and grants associated with his service as an outside director.
(9)	Settlement of an additional 3,668 vested shares granted to Ms. Mastantuono has been deferred under the Company’s Deferred Compensation Plan and will become payable in one lump sum following separation of service.

41	2025 Proxy Statement

Executive Officers

The following sets forth certain information regarding our executive officers as of April 1, 2025 (in alphabetical order):

Name	Age	Position
David Baszucki	62	Founder, President and Chief Executive Officer
Manuel Bronstein	49	Chief Product Officer
Arvind K. Chakravarthy	49	Chief People and Systems Officer
Michael Guthrie	59	Chief Financial Officer
Matt Kaufman	54	Chief Safety Officer
Amy Rawlings	40	Chief Accounting Officer
Mark Reinstra	59	Chief Legal Officer & Corporate Secretary

David Baszucki’s biography is set forth above in the section titled “Board of Directors—Continuing Directors.”

Manuel Bronstein. Mr. Bronstein has served as our Chief Product Officer since March 2021. Prior to joining us, he served as Vice President, Product Google Assistant at Alphabet, Inc. from July 2018 to March 2021. From April 2016 to June 2018, he served as Vice President of Product Management and between November 2014 to March 2016 as Director of Product Management for YouTube at Alphabet, Inc. Mr. Bronstein held leadership positions in the product organization at Zynga Inc. from February 2010 to June 2014, first as Director and later as Vice President of Product. Additionally, from 2003 to 2010 Mr. Bronstein held product development roles during the development of Xbox 360 at Microsoft. Mr. Bronstein currently serves on the board of directors for the New York Times Company. He holds a BS in Electronics Engineering from Universidad Simón Bolívar and an MBA from the Haas School of Business at the University of California, Berkeley.

Arvind K. Chakravarthy. Mr. Chakravarthy has served as our Chief People and Systems Officer since July 2023. Previously, Mr. Chakravarthy served as Vice President, Engineering of Alphabet, Inc. from July 2019 to June 2023 and prior to that Mr. Chakravarthy was Chief Information Officer and Head of People Operations at Palantir Technologies from December 2014 to June 2019, focusing on building products that shape people processes and culture. Mr. Chakravarthy holds a BS in Chemical Engineering from Institute of Chemical Technology, Mumbai and holds an MBA from Santa Clara University.

Michael Guthrie. Mr. Guthrie has served as our Chief Financial Officer since February 2018. Prior to joining us, he served as Chief Financial Officer of TrueCar, Inc., an automotive pricing and information website, from January 2012 to February 2018. Earlier in his career, Mr. Guthrie was a principal in the private equity firms TPG Ventures and Garnett & Helfrich Capital, and was an investment banker at Credit Suisse First Boston. Mr. Guthrie holds a BA in Economics from the University of Virginia and an MBA from the Stanford Graduate School of Business.

Matt Kaufman. Matt Kaufman has served as our Chief Safety Officer at Roblox since July 2023. Mr. Kaufman previously served as our Chief Systems Officer from February 2021 to July 2023 Prior to that, from September 2017 to February 2021, he served as our VP, Product – Platform. Mr. Kaufman has over 20 years of executive leadership experience, building highly successful marketplace platforms, enterprise SaaS applications, and large-scale multiplayer games for companies including Crunchbase, Oodle, edgeio, and There.com. Mr. Kaufman earned a BS in Mechanical and Aeronautical Engineering from UC Davis and an MS in Aerospace Engineering from Virginia Tech.

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Amy Rawlings. Ms. Rawlings has served as our Chief Accounting Officer since July 2022. Previously, Ms. Rawlings served as the Chief Accounting Officer of Zynga Inc. from August 2021 to July 2022. Prior to her role as Chief Accounting Officer, Ms. Rawlings spent twelve years in various leadership roles in Zynga Inc.'s accounting organization, including the Controllership, where she led the US and international accounting and operations teams, and SEC Reporting and Revenue Accounting, where she assisted with IPO readiness, SOX implementation, accounting standard adoptions, financial statement preparation and global revenue recognition. Prior to joining Zynga Inc., Ms. Rawlings worked at Ernst & Young from 2006 to 2010. Ms. Rawlings received a BA in Business Economics with an emphasis in Accounting from the University of California, Santa Barbara and is a Certified Public Accountant in the state of California.

Mark Reinstra. Mr. Reinstra has served as our Chief Legal Officer and Corporate Secretary since November 2024. Prior to that, from December 2019 to November 2020 Mr. Reinstra served as our General Counsel and from November 2020 to November 2024 as our General Counsel and Corporate Secretary. Between June 1994 and December 2019, Mr. Reinstra was a practicing attorney with Wilson Sonsini Goodrich & Rosati, P.C., our outside corporate law firm, most recently as a member of the firm. He holds a JD from Stanford Law School and BS in Industrial Engineering from the University of Wisconsin-Madison.

43	2025 Proxy Statement

Executive Compensation

ITEM 2 Advisory Vote on the Compensation of our Named Executive Officers
The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and SEC rules, we are providing our stockholders with the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement. A non-binding advisory vote on our executive compensation program will again be included in our proxy statement next year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our LDCC or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the LDCC will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and the LDCC value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and the LDCC will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Compensation Discussion & Analysis—Executive Summary—Compensation Philosophy and Objectives,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our NEOs, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our LDCC value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

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Compensation Discussion & Analysis

Our NEOs for the year ended December 31, 2024, were:

David Baszucki Founder, President and Chief Executive Officer	Michael Guthrie Chief Financial Officer

Manuel Bronstein Chief Product Officer	Arvind K. Chakravarthy Chief People and Systems Officer

Mark Reinstra Chief Legal Officer & Corporate Secretary

Executive Summary

Our mission is to connect one billion people with optimism and civility. Our executive compensation program is designed to attract, retain and motivate our leadership team to deliver the highest level of team and individual results while maintaining a long term focus by our NEOs and employees.

45	2025 Proxy Statement

Compensation Philosophy and Objectives

To support the achievement of our corporate mission, our goal is to hire the best talent. We look for values alignment and excellence across four Pillars of Success—Innovation, Execution, Teamwork and Leadership. The objectives of our executive compensation program are to attract, retain and incentivize highly talented individuals to deliver the highest level of individual and team results, ensure each of our executives receives a total compensation package that encourages long-term retention, promote fairness and consistency while paying for performance, and align the interests of our executives with those of our stockholders. We do this by designing programs that tie executive compensation to individual performance, overall Company performance and the interests of our stockholders.

We use the following principles to establish a compensation plan that aligns with our philosophy:

Competitiveness

Attracting and retaining critical talent is important to us. We operate in a highly competitive talent market in the technology industry and our pay programs are designed to be competitive to attract and retain talent that supports our mission and culture.

Management Longevity

We believe that management longevity is a key driver of long-term value creation. Our executive compensation programs are designed to retain our executives, including through the use of time-based equity awards that vest over three years. In addition, we seek to reward significant growth in key financial and performance metrics through the use of performance-based restricted stock units (“PSUs”) for our executives.

Long-Term Ownership

We want our executives to think like owners and focus on long-term value creation for the Company. We heavily weight our total pay package towards equity (and in the case of our CEO, entirely in equity), with the use of PSUs for our executives to further align our compensation program with long-term value creation for the Company. Approximately 90% or more of our NEOs’ compensation, on average, was delivered in the form of time-based or performance-based equity awards in 2024.

Strong Performance Orientation

We have a high standard for performance. We consider Company and individual performance, criticality of position, and trajectory in sizing our equity grants for our executive officers. The annual RSU grants we have made to our NEOs in 2024 vest over three-years. The value realized from those grants is based on the value of our stock price when (and if) the grants vest, enhancing the link between the interests of our executives and our stockholders.

We additionally granted PSUs for our executives in 2024 that are eligible to vest based on substantial financial and performance metrics to further enhance the performance orientation of the program and continued service.

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2024 Performance Highlights

In 2024, we achieved several significant financial and operational results:

82.9M	$3.6B	$4.4B
average DAUs	GAAP Revenue	Bookings*

73.5B	$822.3M
Hours Engaged	Operating Cash Flow

*

For a reconciliation of GAAP Revenue to Bookings see section titled “Non-GAAP Financial Measures,” within Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from pages 71-73 in our Annual Report on Form 10-K filed on February 18, 2025.

Our executive compensation program for our NEOs includes PSUs which vest based on performance against pre-determined Bookings and Covenant Adjusted EBITDA targets. Accordingly, below please find further information regarding the Company’s performance against these metrics.

Bookings

Bookings represent the sales activity in a given period without giving effect to certain non-cash adjustments, as detailed below. Substantially all of our Bookings are generated from sales of virtual currency, which can ultimately be converted to virtual items on the Roblox Platform. We believe Bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling difference from revenue to Bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions. Over the long-term, the factors impacting our revenue and Bookings trends are the same. However, in the short-term, there are factors that may cause revenue and Bookings trends to differ.

Bookings is a non-GAAP financial measure and represents the sales activity in a given period without giving effect to certain non-cash adjustments. Bookings is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP.

Below we also include revenue calculated in accordance with GAAP, the most directly comparable financial measure to Bookings.

47	2025 Proxy Statement

For a reconciliation of revenue, the most directly comparable financial measure calculated in accordance with GAAP, to Bookings, please see our Annual Report on Form 10-K as filed on February 18, 2025.

48

Covenant Adjusted EBITDA

Covenant Adjusted EBITDA is not calculated in accordance with GAAP and may not conform to the calculation of Adjusted EBITDA by other companies. Covenant Adjusted EBITDA should not be considered as a substitute for a measure of our financial performance or other liquidity measures prepared in accordance with GAAP and is also not indicative of income or loss calculated in accordance with GAAP.

Below we also include Consolidated Net Loss calculated in accordance with GAAP, the most directly comparable financial measure to Covenant Adjusted EBITDA.

For a reconciliation of Consolidated Net Loss, the most directly comparable financial measure calculated in accordance with GAAP, to Covenant Adjusted EBITDA, please see our Annual Report on Form 10-K as filed on February 18, 2025.

49	2025 Proxy Statement

2024 Compensation Program Highlights

Highlights of our fiscal year 2024 compensation program for the NEOs and other executive officers were:

◼	CEO: To better align Mr. Baszucki’s compensation with the Company’s pay for performance philosophy, the LDCC cancelled the outstanding Original Founder Long-Term Performance Award and established an annual market-based compensation program for Mr. Baszucki, on similar terms as the other NEOs.
◼	NEOs: Majority of compensation continued to be in the form of long-term equity-based incentives in 2024, including PSUs that further align pay with performance.
◼	PSU Design: Our PSU program is designed so that the PSUs granted in 2024 pay out based on achievement against Bookings and Covenant Adjusted EBITDA targets.

Key Leadership Transitions

◼	In August 2024, Mr. Guthrie announced his intent to resign as Chief Financial Officer of the Company to pursue personal interests. Mr. Guthrie is expected to continue to serve as Chief Financial Officer until the commencement of employment of his successor.
◼	In November 2024, Mr. Reinstra transitioned from our General Counsel and Corporate Secretary to our Chief Legal Officer and Corporate Secretary due to his increased role in public policy matters.

Advisory Vote on Executive Compensation

At our 2024 Annual Meeting, we sought an advisory vote from our stockholders regarding our executive officer compensation program and received a 98% favorable vote supporting the program. Our LDCC reviewed the final vote results of the advisory vote and, given the significant level of support, concluded that our executive compensation program provided a competitive performance package that incentivizes our NEOs and encourages their retention over the long-term. Our LDCC will continue to consider the outcome of our Say-On-Pay votes and our stockholder views when making compensation decisions for our NEOs.

50

Compensation Practices

What we do	What we do not do

◼
100% independent director composition of the LDCC
◼
independent Compensation Advisor: the LDCC engages an independent compensation advisor, who provides no other services to the Company
◼
a significant portion of compensation for NEOs is at-risk and a significant portion is tied to substantial performance against key financial metrics
◼
annual review of NEO compensation and peer group data
◼
double-trigger change in control arrangements
◼
assess the risk-reward balance of our compensation programs to mitigate undue risks
◼
robust stock ownership requirements apply to all executive officers and directors
◼
annual advisory vote on NEO compensation
◼ no pension plans ◼ no hedging or pledging of our stock by directors or employees ◼ no excise tax gross-ups upon a change in control

51	2025 Proxy Statement

Evolution of our Compensation Program

52

Compensation-Setting Process

Annually, the LDCC reviews and considers decisions on base salary adjustments and refresh equity grants for our executive officers in the first half of the fiscal year. This allows the LDCC to consider the prior year’s performance when making compensation decisions and enables total compensation decisions to be made for all executives at the same time.

Compensation-
Setting Process

Review

The LDCC, in consultation with FW Cook, our independent compensation advisor, engages in a rigorous selection of comparable peers to inform compensation levels and program design. The LDCC endeavors to select companies we compete against for executive talent and are similar in size, scope and complexity.

We also review our broader compensation philosophy and appropriateness of the incentive plans to assess their competitiveness with the market and alignment with our long-term strategy.

Evaluate

Throughout the year, we review changes in our business, market conditions and the scope of our executive officers’ roles as well as all members of our broader management team. If a member of our management team is promoted to an executive officer level role during the year, we revisit compensation for that person in connection with their promotion.

Approve

Set Current Year Pay

The LDCC, in consultation with our independent compensation advisor and our CEO review market data from our peer companies and technology industry survey data to assess how our NEOs are paid relative to similarly situated companies.

◼	Our CEO and the LDCC consider the performance, criticality and trajectory of each executive officer, internal pay equity, and competitive market data and Company performance against strategic goals, and our CEO makes recommendations to the LDCC for salary levels and equity grants for the upcoming year for each executive officer (other than himself).
◼	Considering the CEO’s recommendations and other factors described above, the LDCC reviews and approves base salary and equity awards for the upcoming compensation year.

53	2025 Proxy Statement

Roles and Responsibilities

Our compensation process is collaborative. The LDCC, FW Cook, other independent Board members, outside legal counsel, our management team and our CEO each provide valuable input and perspectives that are used to make executive compensation decisions. We believe this approach allows us to leverage the diverse experience and expertise of these groups for setting compensation levels, identifying appropriate metrics, and determining how value should be delivered to executive officers when performance expectations are met or exceeded.

Leadership Development and Compensation Committee
◼
is responsible for our overall compensation philosophy;
◼
reviews, determines and approves the compensation of our management team, including our CEO and other NEOs;
◼
administers our equity compensation plans and Deferred Compensation Plan;
◼
reviews and approves general policies and plans relating to compensation and benefits of our employees;
◼
reviews and approves non-employee director compensation;
◼
evaluates the performance, or assists in the evaluation of the performance, of our management team, including our CEO and other NEOs;
◼
periodically reviews and discusses with our Board the corporate succession and development plans for executive officers and certain key employees;
◼
reviews and discusses with management the compensation disclosures required to be included in the Company’s annual filings;
◼
oversees the submission of the Company’s annual advisory vote on executive compensation; and
◼
oversees and evaluates the performance of the compensation advisor.

54

Management

Our CEO:

◼
reviews the amount and structure of pay components (salary and long-term equity incentives) for members of our management team other than himself;
◼
identifies key targets and objectives of our compensation structure;
◼
negotiates sign-on pay packages and offer letters for new members of our management team;
◼
considers market data presented by our compensation advisor and internal corporate data to determine executive officer pay recommendations for the LDCC; and
◼
evaluates the performance of our management team, including our NEOs, and reviews their performance with the LDCC when making recommendations to the LDCC.

Our people, finance and legal teams:

◼
support the LDCC by providing data on market pay practices, internal labor force considerations, as well as internal employee sentiment and engagement;
◼
support the CEO with information on corporate and individual performance for NEOs and provides recommendations on other compensation matters; and
◼
present information and provide clarity on market data, but refrain from participating in discussions or final decisions on their own pay amount and structure.

55	2025 Proxy Statement

Compensation Advisor

Since December 2020, the LDCC has engaged FW Cook as its independent compensation advisor. FW Cook:

◼
attends meetings at the request of the LDCC, meets with the LDCC in executive session without management, and communicates with the LDCC regarding emerging issues and other matters; and
◼
reviews and provides advice relating to:
◼
annual and long-term incentive plans, including the degree to which incentive plans support business strategies and balance risk-taking with potential reward;
◼
peer group pay and performance comparisons;
◼
competitiveness of key executives’ compensation;
◼
the design and amount of non-employee director compensation;
◼
design of other compensation and benefits programs; and
◼
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes.
◼
does not provide any services to us other than the services provided to the LDCC and our Board.
◼
The LDCC assessed the independence of FW Cook, taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable listing standards of the NYSE, and concluded that FW Cook is independent and there are no conflicts of interest regarding the work that FW Cook performs for the LDCC. No other fees were paid to the compensation advisor except fees related to its services to the LDCC.

Competitive Market Data

The LDCC assesses the competitiveness of each element of the executive officers’ total direct compensation against our peer group as discussed below. This represents one of the many factors that the LDCC considers when it sets pay levels for our NEOs.

In developing the compensation peer group, the LDCC considers a number of factors, including:

◼	scale and complexity (revenue and market capitalization that is generally between 1/3x to 3x our size);
◼	competitors for executive talent;
◼	geography (preference for companies with significant talent presence in the San Francisco Bay Area); and
◼	company business characteristics (for example, headquarter location, comparably sized high-growth technology companies, consumer facing technology companies, marketplace platforms, global operations and high growth indicators).

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AutodeskMongoDB

CloudflareOkta

CrowdStrikeRoku

DatadogSnap

DocuSignSplunk

DoorDashThe Trade Desk

DropboxTwilio

Electronic ArtsUnity Software

Match GroupWorkday

2024 Peer Group

In September 2023, the LDCC in consultation with FW Cook reviewed our compensation peer group and selected the companies in the accompanying table as the executive compensation peer group for 2024. In this review we added four new companies to our 2024 compensation peer group (Cloudflare, Datadog, MongoDB and The Trade Desk) based on the criteria noted above. We also removed one company from our 2023 compensation peer group that was no longer a publicly traded corporation (Twitter).

AirbnbMatch Group

AppLovinMongoDB

CloudflareOkta

CrowdStrikePinterest

DatadogSnap

DoorDashThe Trade Desk

DropboxTwilio

DynatraceWorkday

Electronic Arts

2025 Peer Group

In September 2024, the LDCC in consultation with FW Cook reviewed our compensation peer group and selected the companies in the accompanying table as the executive compensation peer group for 2025. In this review we added four new companies to our 2025 compensation peer group (Airbnb, AppLovin, Dynatrace and Pinterest) and removed five companies (Autodesk, DocuSign, Roku, Splunk and Unity Software) based on the criteria noted above.

We do not establish compensation levels solely based on a review of competitive data, but we believe market data is a meaningful input to our compensation policies and practices. When making its compensation decisions, the LDCC also considers a number of other factors, including: Company performance, each executive’s impact and criticality to our strategy and mission, relative scope of responsibility and potential, individual performance and demonstrated leadership and internal pay equity considerations. In addition, as part of our executive compensation planning process, the LDCC reviewed aggregated survey data, drawn from the Radford Custom Compensation Survey, which provided additional context regarding executive compensation practices in the marketplace.

We expect to review our peer group annually to reflect changes to our size and scale.

57	2025 Proxy Statement

Principal Elements of Our Executive Compensation and 2024 Compensation

Base Salary

Except as noted below for our CEO, we use base salary to provide a fixed amount of compensation for our NEOs in exchange for their services. The LDCC recognizes the importance of base salaries for our executives other than our CEO as an element of compensation that helps to attract and retain highly qualified executive talent, particularly in light of the absence of a cash bonus opportunity for our executive officers.

In 2024, our CEO’s salary remained at $0, with all direct compensation for our CEO in 2024 provided in equity awards.

In the first quarter of 2024, our LDCC reviewed base salaries for our other NEOs. In setting base salaries, our LDCC considered input from FW Cook, base salary practices and levels of our executive compensation peer group, internal parity, the overall compensation that each executive officer may potentially receive during his or her employment with us, individual performance and the roles and responsibilities of each of our executive officers. In alignment with the Company’s pay for performance philosophy, the LDCC decided not to increase base salaries in 2024 and instead continue to promote at-risk equity-based compensation. The below table reflects the base salary for each NEO in 2023 and 2024.

			Percent Change
			between 2023
Name	2023 Salary ($)	2024 Salary ($) (1)	and 2024
David Baszucki (2)	—	—	0%
Michael Guthrie	715,000	715,000	0%
Manuel Bronstein	715,000	715,000	0%
Arvind K. Chakravarthy (3)	715,000	715,000	0%
Mark Reinstra	715,000	715,000	0%
(1)	Represents each NEO’s base salary as approved, effective April 1, 2024.
(2)	Mr. Baszucki did not receive a base salary in 2023 or 2024.
(3)	Mr. Chakravarthy was not an NEO in fiscal year 2023.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. Our equity award program is the primary vehicle used to differentiate compensation and for offering long-term incentives to our NEOs. In 2024, equity-based incentives for our NEOs consisted of RSUs and PSUs.

Generally, we intend to grant annual equity awards that are sized to be competitive, transparent and reflect the performance, contribution and criticality of roles in our Company. Our CEO annually reviews and considers external market data in addition to performance of the executives and proposes equity grants to the LDCC (other than for himself). The LDCC exercises its judgment and discretion, in consultation with our CEO and FW Cook. To determine the size and types of equity awards that it approves, the LDCC considers, among other things, the role and responsibility of the NEO, competitive factors, the vested and unvested value of the equity awards held by the NEO and the NEO’s total compensation.

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Cancellation of Founder and CEO Long-Term Performance Award

On March 1, 2024, following an extensive evaluation of Mr. Baszucki’s compensation, the LDCC approved the cancellation of the Original Founder Long-Term Performance Award (defined below) and established an annual market-based compensation program for Mr. Baszucki consisting of PSUs and RSUs in line with the equity award compensation of our other executive officers.

Background

In February 2021, the LDCC granted Mr. Baszucki, the Founder and CEO Long-Term Performance Award (“Original Founder Long-Term Performance Award”), which provided Mr. Baszucki the opportunity to earn up to 11.5 million shares of Class A common stock, subject to achievement of rigorous stock price goals. The award was divided into seven tranches linked to stock price targets over staggered performance periods from March 2023 to March 2028. The award was approved by the Board and stockholders, consisting of a majority of the total shares of Roblox preferred and common stock not owned, directly or indirectly, by David Baszucki and Gregory Baszucki.

The award was intended to align Mr. Baszucki’s interests with shareholders by requiring substantial company performance and discouraging short-term risks. It was his sole direct compensation through 2023.

Commencing in August 2022, the LDCC began a long-term evaluation of Mr. Baszucki’s compensation and what, if any, compensation-related actions should be taken given uncertain market conditions and volatility. As part of this evaluation, the LDCC considered whether the Original Founder Long-Term Performance Award, as the sole compensation payable to Mr. Baszucki, continued to satisfy the LDCC’s intent in providing sufficient compensation and retention incentives for Mr. Baszucki.

During 2023 and up to February 2024, the LDCC met numerous times to consider Mr. Baszucki’s compensation, including the Original Founder Long-Term Performance Award. FW Cook advised the LDCC and provided information regarding compensation peer group and market practices relating to executive compensation. The LDCC discussed various alternatives for Mr. Baszucki’s compensation, including discussions regarding the cancellation of the Original Founder Long-Term Performance Award and the implementation of an annual equity compensation program for Mr. Baszucki similar to the equity compensation program granted to our other executive officers. The LDCC considered that Mr. Baszucki did not earn any cash salary, cash bonus or equity compensation for the first three years of his service as a public company CEO of Roblox. Members of management were not present at the portions of the LDCC meetings in which the LDCC deliberated about Mr. Baszucki’s compensation.

On March 1, 2024, given the LDCC’s desire to transition Mr. Baszucki to an annual compensation program and the LDCC’s determination that the Original Founder Long-Term Performance Award was no longer satisfying the Company’s compensation objectives, the LDCC approved the cancellation of the Original Founder Long-Term Performance Award. None of the rigorous stock price goals associated with the Original Founder Long-Term Performance Award were achieved prior to its cancellation, and no shares subject to the award had vested.

On March 1, 2024, the LDCC approved Mr. Baszucki’s 2024 compensation structure (the “2024 CEO Compensation”). The 2024 CEO Compensation is market-based, solely in the form of equity, and aligns Mr. Baszucki’s interests with those of our stockholders by motivating and rewarding Mr. Baszucki to achieve long-term stockholder value creation while reflecting our pay-for-performance philosophy and enhancing retention. The 2024 CEO Compensation consists of an annual equity award with an intended target value of $25 million. Seventy-five percent of the target value is in the form of PSUs that will only vest if the Company achieves financial and operating performance goals that were determined by the LDCC. The remaining 25% of the target grant value is in the form of time-based RSUs that will vest quarterly over three years upon continued service. Mr. Baszucki’s base salary remains at $0 and the 2024 CEO Compensation does not provide for cash compensation or a cash bonus opportunity for his services to Roblox. Mr. Baszucki’s equity award was granted on March 1, 2024, consistent with the annual equity refresh grants for our other executive officers.

Mr. Baszucki participates in the same 2024 PSU program as our other executives, which is further described below, with PSUs earned for achievement of cumulative Bookings and covenant adjusted EBITDA targets over a two-year performance period (ending December 31, 2025). Consistent with the PSUs granted to our other executives, 67% of the PSUs that are eligible to vest will vest upon certification of performance following the completion of the two-year performance period and the remaining 33% of the PSUs that are eligible to vest will vest in equal quarterly installments over the next year starting in May 2026. The payout of Mr. Baszucki’s PSUs is capped at 200% of target, consistent with the PSUs granted to our other executives.

59	2025 Proxy Statement

In approving the 2024 CEO Compensation, the LDCC determined that the value of the 2024 CEO Compensation was appropriate and necessary to incentivize Mr. Baszucki to achieve objectives that were consistent with the generation of long-term stockholder value and to help ensure Mr. Baszucki’s continued service to Roblox.

Disclosed compensation value. Mr. Baszucki’s equity award from his 2024 CEO Compensation was deemed a modification for accounting purposes to the Original Founder Long-Term Performance Award. Under FASB ASC Topic 718, as of March 1, 2024, we were not required to record any incremental fair value in connection with the modification because the fair value of the modified equity awards was not greater than the fair value of the Original Founder Long-Term Performance Award immediately before the modification. Therefore, Mr. Baszucki’s stock awards are being disclosed as $0 in the Summary Compensation Table and the Grants of Plan-Based Awards Table, though the intended value of the grant was $25 million.

Peer group data. In approving the 2024 CEO Compensation, the LDCC reviewed extensive compensation peer group data and benchmarking studies provided by FW Cook. The LDCC took into consideration the level of risk associated with the 2024 CEO Compensation given no cash salary or bonus will be paid and the emphasis on performance-based compensation rather than time-based equity awards. The LDCC also took into consideration Mr. Baszucki’s strong leadership and performance, and the desire to strengthen Mr. Baszucki’s commitment and focus on continued growth of the business. Following a holistic review of these factors, the LDCC approved a 2024 target award value of $25 million, which is sized as a competitive CEO annual grant, rather than the larger size and longer-term structure of the Original Founder Long-Term Performance Award.

Timing of compensation decisions. Determining Mr. Baszucki’s compensation on an annual basis gives the LDCC flexibility to react to changes in our business or market conditions. By setting goals and grant amounts annually, the LDCC can more closely align compensation with performance and align Mr. Baszucki’s incentives with our other senior executives.

60

Fiscal Year 2024 Awards

Each of our NEOs, other than Messrs. Baszucki (described above) and Chakravarthy, received approximately 35% of their 2024 annual equity award value in PSUs and 65% of their equity award value in time-based RSUs. Mr. Chakravarthy’s 2024 annual equity award value was approximately 50% in PSUs and 50% in RSUs as his award was pro-rated to recognize his 2023 hire date. We believe that equity awards align the interests of our NEOs with our stockholders, provide our NEOs with incentives linked to long-term performance, and foster an ownership mentality. In addition, the long-term vesting period of our equity awards supports retention.

In March 2024, the LDCC granted fiscal year 2024 annual equity awards in the form of PSUs and RSUs to the NEOs as shown below with vesting and other terms as described below.

	Fiscal
	Year 2024		Fiscal
	PSU	Number of	Year 2024		Total
	Intended Grant	Shares of	RSU	Number of	Intended
	Value (at	PSU Grant	Intended Grant	Restricted	Grant
Name	target) (1)	(at target)	Value (2)	Stock Units	Value (1)(2)
David Baszucki (3)	$18,750,000	446,534	$6,250,000	148,844	$25,000,000
Michael Guthrie	$3,687,250	87,812	$6,847,750	163,080	$10,535,000
Manuel Bronstein	$3,687,250	87,812	$6,847,750	163,080	$10,535,000
Arvind Chakravarthy	$2,409,750	57,388	$2,237,625	53,289	$4,647,375
Mark Reinstra	$2,479,750	59,055	$4,605,250	109,674	$7,085,000
(1)	The grant date fair value of the PSU awards as stated in our Summary Compensation Table for Fiscal Year 2024 differs from the intended grant value at target for the PSU awards stated above because the number of shares granted under our PSU awards were determined by dividing the intended value of the PSU award at target by the 20 trading day average closing price of a share of the Company’s Class A common stock on the NYSE as of February 29, 2024.
(2)	The grant date fair value of the RSU awards as stated in our Summary Compensation Table for Fiscal Year 2024 differs from the intended grant value for the RSU awards as stated above because the number of shares granted under our RSU awards were determined by dividing the intended value of the RSU award by the 20 trading day average closing price of a share of the Company’s Class A common stock on the NYSE as of February 29, 2024.
(3)	The grant date fair value of Mr. Baszucki’s awards as stated in our Summary Compensation Table for Fiscal Year 2024 is $0 despite the intended value of the grants being $25 million because the grants were deemed a modification of his Original Founder Long-Term Performance Award for accounting purposes and under FASB ASC Topic 718, as of March 1, 2024, we were not required to record any incremental fair value in connection with the modification.

The 2024 PSUs are subject to both performance-based and service-based vesting. The scheduled performance period for the PSUs is January 1, 2024 through December 31, 2025. Between 0% and 200% of the PSUs will become eligible to vest if and to the extent the performance goals are satisfied, and then will vest if the applicable service-based vesting requirements are satisfied. Eighty percent of the PSUs for each NEO become eligible to vest based on achievement of certain cumulative Bookings targets and 20% of the PSUs for each NEO become eligible to vest based on achievement of certain cumulative covenant adjusted EBITDA targets as established by the LDCC. As defined in our PSU agreement, cumulative covenant adjusted EBITDA correlates to our covenant adjusted EBITDA liquidity calculation. The LDCC chose Bookings and covenant adjusted EBITDA as the performance metrics for the PSUs because it believes that these are key drivers of our long-term strategic plan to grow the scale of our business and create near term margin expansion and are directly tied to value creation.

After the end of the two-year performance period, the LDCC will certify achievement of the Company’s performance against the applicable cumulative Bookings and covenant adjusted EBITDA targets and 67% of the PSUs that are eligible to vest will vest on the certification date, subject to continued service on such date. The remaining 33% of the PSUs that are eligible to vest will vest in four approximately equal quarterly installments thereafter on each of May 20, 2026, August 20, 2026, November 20, 2026 and February 20, 2027, subject to continued service on such date. Any PSUs that have not satisfied the performance metrics immediately following the certification date will be forfeited.

Except as otherwise provided in the award agreement, if a participant ceases to be a service provider for any reason before the end of the performance period, all unvested PSUs held by the participant are immediately forfeited. Upon a participant’s qualifying termination without cause or an involuntary termination for good reason (as defined in the participant’s change in control severance

61	2025 Proxy Statement

agreement) not in connection with a change in control, a pro-rated portion of earned PSUs will be eligible to vest based on actual performance as if the participant’s service had not been terminated. In the event of a change in control during the performance period, the number of PSUs that will become eligible to vest will be based on actual performance through the date of the change in control or, if greater, at target. Upon a participant’s qualifying termination in connection with a change in control prior to the final vesting date, all remaining earned PSUs will fully vest.

Upon the death or disability of a PSU award participant prior to the certification date, 100% of the target number of shares subject to the PSU will vest immediately. Vesting for earned but unvested PSUs accelerate immediately upon death or disability.

For the time-based RSUs granted to our NEOs, 1/12th of the RSUs vested on May 20, 2024 and 1/12th of the RSUs vest each quarter thereafter over three years, subject to the participant’s continued service through each vesting date.

Fiscal Year 2023 Awards

In April 2023, the LDCC granted PSUs with a measurement period running from January 1, 2023 through December 31, 2024, with performance based 80% on cumulative Bookings and 20% based on cumulative covenant adjusted EBITDA. The performance period applicable to the 2023 PSUs ended on December 31, 2024, and on February 10, 2025, the LDCC certified performance of cumulative Bookings for the performance period of $7,890M (against a target of $7,518M) and cumulative covenant adjusted EBITDA for the performance period of $1,239M (against a target of $596M) resulting in a 174.72% target payout as follows:

		Number of
	2023	2023 PSUs
	Target	Eligible to
Name	PSUs	Vest
Michael Guthrie	64,129	112,046
Manuel Bronstein	64,129	112,046
Mark Reinstra	44,397	77,570

Fifty percent of the 2023 PSUs that were eligible to vest vested on February 10, 2025 and the remaining 2023 PSUs that are eligible to vest will vest on April 13, 2026, subject to the terms and conditions of the award agreement.

Additional Compensation Practices

Perquisites and Other Personal Benefits

Our NEOs are eligible to participate in the same benefits programs offered to all employees. In addition, NEOs as well as other senior executives entered into change in control and severance agreements with the Company.

Because of the high visibility of our Company and specific threats to Mr. Baszucki’s safety arising from his position as our Company’s visionary, founder and CEO, the Company conducted an independent security assessment, which identified specific risks and threats. Based on the results of this assessment, the LDCC previously approved the implementation of a formal security program.

We require these security measures for the Company’s benefit because of the importance of Mr. Baszucki to Roblox, and we believe that the scope and costs of these security programs are appropriate and necessary. The LDCC evaluates these security programs at least annually, including a review of security professional assessments of safety threats and recommendations for the security programs. Under Mr. Baszucki’s overall security program, we pay for costs related to personal security for Mr. Baszucki at his residences and during business travel, including the annual costs of security personnel for his protection and the procurement, installation and maintenance of certain security measures for his residences.

In addition, Mr. Baszucki uses private aircraft for business travel in connection with his overall security program. On certain occasions, Mr. Baszucki may be accompanied by family members or guests when using private aircraft. Although we do not consider Mr. Baszucki’s overall security program to be a perquisite for his benefit for the reasons described above, as required under SEC rules, the costs related to personal security for Mr. Baszucki at his residences pursuant to his overall security program are reported as other compensation to Mr. Baszucki in the “All Other Compensation” column of the “Executive Compensation—Compensation

62

Discussion & Analysis—Executive Compensation Tables—Summary Compensation Table for Fiscal Year 2024” below. The LDCC believes that these costs are appropriate and necessary in light of the threat landscape.

The Company also engaged an outside service provider to review and monitor cybersecurity threats for our other NEOs.

We maintain a tax-qualified 401(k) retirement plan that provides eligible employees, including the NEOs with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. In 2024, we matched $1 for $1 of participant’s 401(k) contributions up to 50% of the IRS limit. Matching contributions are 100% vested at the time of the match. Contributions are allocated to each participant’s individual account and are then invested in selected investment vehicles according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

We also provide all U.S. and Canadian employees, including our NEOs other than our CEO, with the opportunity to purchase our common stock through payroll deductions at a 15% discount through our employee stock purchase plan (“ESPP”), a nondiscriminatory, tax-qualified plan.

All employees, including our NEOs, are also eligible to participate in our charitable matching gift program.

Deferred Compensation Plan

We maintain our Deferred Compensation Plan for non-employee directors and, as determined by the LDCC in its discretion, members of a “select group of management or highly compensated employees”. Eligible non-employee director participants may elect annually to defer up to 100% of their cash director fees and their equity awards granted under the Company’s 2020 Plan. Eligible employee participants may elect to defer up to 90% of their base salary and up to 100% of their cash bonus compensation, and up to 65% of any RSUs or PSUs granted under the Company’s 2020 Plan. For further information on the Deferred Compensation Plan, please see “Board of Directors—Director Compensation—Deferred Compensation Plan” above.

Change in Control Severance Agreements

We have entered into a change in control severance agreement with each of our current NEOs, pursuant to which our NEOs are eligible to receive severance benefits, as specified in and subject to the terms of the change in control severance agreement.

We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company. For more information, see the section titled “Potential Payments upon Termination or Change in Control.”

63	2025 Proxy Statement

Employment Agreements

In connection with and after the listing of our Class A common stock on the NYSE, we have entered into a confirmatory employment letter setting forth the terms and conditions of employment for each of our NEOs as described below.

David Baszucki

We have entered into a confirmatory employment letter agreement with Mr. Baszucki. The letter agreement, as amended, does not have a specific term and provides that Mr. Baszucki is an at-will employee. Mr. Baszucki’s 2024 annual base salary was $0. No changes have been made to his annual base salary for 2025.

Manuel Bronstein

We have entered into a confirmatory employment letter agreement with Mr. Bronstein. The letter agreement does not have a specific term and provides that Mr. Bronstein is an at-will employee. Mr. Bronstein’s 2024 annual base salary was $715,000. His annual base salary for 2025 is $735,000.

Arvind Chakravarthy

We have entered into an employment letter agreement with Mr. Chakravarthy. The letter agreement does not have a specific term and provides that Mr. Chakravarthy is an at-will employee. Mr. Chakravarthy’s 2024 annual base salary was $715,000. His annual base salary for 2025 is $735,000.

Michael Guthrie

We have entered into a confirmatory employment letter agreement with Mr. Guthrie. The letter agreement does not have a specific term and provides that Mr. Guthrie is an at-will employee. Mr. Guthrie’s 2024 annual base salary was $715,000. His annual base salary for 2025 is $735,000. Additionally, we have entered into a Separation and Transition Agreement with Mr. Guthrie, which is further described below under “Executive Resignations.”

Mark Reinstra

We have entered into a confirmatory employment letter agreement with Mr. Reinstra. The letter agreement does not have a specific term and provides that Mr. Reinstra is an at-will employee. Mr. Reinstra’s 2024 annual base salary was $715,000. His annual base salary for 2025 is $735,000.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, including our NEOs. The stock ownership guidelines provide that our CEO must maintain ownership throughout his tenure of a number of shares of our common stock equal to the greater of $6 million or the number of shares equivalent in value to six times his annual base salary. The guidelines also provide that each other executive officer must maintain ownership throughout his or her tenure as an executive officer of a number of shares equivalent in value to two times his or her annual base salary. For purposes of satisfying the guidelines, we only count shares directly and beneficially owned and shares held in retirement or deferred compensation accounts, in addition to shares subject to RSUs or other full-value awards to the extent vested and deferred or that are unvested and for which the only requirement to earn the award is continued service to us. Existing executive officers are expected to achieve the applicable level of ownership on the later of May 11, 2027 or their five-year anniversary of assuming the relevant position. Each of the NEOs, including our CEO, is in compliance with the stock ownership guidelines as of the date hereof or has additional time to comply prior to the deadline.

64

Insider Trading; No Hedging and Pledging

We have established an Insider Trading Policy, which, among other things, governs the purchase, sale and other dispositions of our securities by us and our directors, officers or employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. Our Insider Trading Policy also prohibits all of our and our subsidiaries’ employees, officers, directors, consultants and contractors from conducting short sales and engaging in transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our Class A common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, our and our subsidiaries’ employees, NEOs, directors, consultants and contractors are prohibited from pledging any of our securities as collateral for a loan and from holding any of our securities in a margin account.

Practices with Regard to Timing of Equity Awards

Because we do not currently grant stock options covering our listed Class A common stock, and have not since our direct listing, we do not have a policy or practice regarding option grant timing. Our Board and the LDCC does not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time equity grants based on the release of material non-public information. We did not grant stock options to any of our NEOs in 2024 and have never granted stock appreciation rights.

Compensation Recovery Policy

The LDCC has adopted a general compensation recovery policy in compliance with the NYSE rules implementing Rule 10D-1 of the Exchange Act. Consistent with the rules, this policy requires that if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with financial reporting requirements under the securities laws, the Company must clawback from certain officers any incentive-based compensation received by them after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

Compensation Risk Assessment

Our management regularly assesses and discusses with the LDCC our compensation programs, policies and practices for our employees as they relate to our risk management. In this regard, we undertake a risk review of our employee compensation programs, policies and practices (including our executive compensation program) each year to determine whether these programs, policies and practices contain features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten our value. Based upon this review, we believe that any risks arising from such programs, policies and practices are not reasonably likely to have a material adverse effect on us.

Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking.

A significant proportion of the compensation provided to most of our employees involves long-term incentive compensation in the form of equity awards that we believe are important to help further align our employees’ interests with those of our stockholders. These equity awards directly tie their expectations of compensation to their contributions to the long-term value of our Company. We do not believe that these equity awards encourage unnecessary or excessive risk-taking given their multi-year vesting schedules or performance periods and since their ultimate value is tied to our stock price. Our executive officer stock ownership guidelines also help ensure that executive officers have significant value tied to long-term stock price performance. Additional controls such as the Code of Business Conduct and Ethics and related training help mitigate the risks of unethical behavior and inappropriate risk-taking.

65	2025 Proxy Statement

Tax and Accounting Matters

The LDCC takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Generally, Section 162(m) of the Code limits the amount we may deduct from our federal income taxes for compensation paid to our CEO and Chief Financial Officer and certain other current executive officers that are “covered employees” within the meaning of Section 162(m) of the Code to $1 million per individual per year, subject to certain exceptions. In approving the amount and form of compensation for our NEOs in the future, the LDCC generally considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. The LDCC may authorize compensation payments that will or may not be deductible when we believe that such payments are appropriate to attract, retain or motivate executive talent.

We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. If any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to a NEO would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, he or she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO.

Report of the Leadership Development
and Compensation Committee

The Leadership Development and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Leadership Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and Roblox’s Annual Report on Form 10-K for the year ended December 31, 2024.

Leadership Development and Compensation Committee
Jason Kilar (Chair)
Andrea Wong
Gina Mastantuono

66

Executive Compensation Tables

Summary Compensation Table for Fiscal Year 2024

The following table sets forth, for fiscal year 2024 and the two prior fiscal years, the compensation reportable for our NEOs, as determined under SEC rules.

					Stock		All Other
Name and		Salary		Bonus	Awards		Compensation
Principal Position	Year	($)		($)	($) (1)		($)		Total ($)
David Baszucki,	2024	—	(2)	—	—	(3)	2,984,326	(4)	2,984,326
Founder, President and	2023	—	(2)	—	—		2,136,740		2,136,740
Chief Executive Officer	2022	—	(2)	—	—		1,141,723		1,141,723
Michael Guthrie,	2024	715,000		—	10,366,857		3,945	(5)	11,085,802
Chief Financial Officer	2023	698,750		—	10,257,502		6,500		10,962,752
	2022	625,000		—	7,764,813		—		8,389,813
Manuel Bronstein,	2024	715,000		—	10,366,857		19,391	(6)	11,101,248
Chief Product Officer	2023	698,750		—	10,257,502		17,750		10,974,002
	2022	625,000		—	6,470,663		12,200		7,107,863
Arvind Chakravarthy,	2024	715,000		—	4,573,174		15,445	(7)	5,303,619
Chief People and Systems Officer
Mark Reinstra,	2024	715,000		—	6,971,882		19,195	(8)	7,706,077
Chief Legal Officer & Corporate Secretary	2023	698,750		—	7,101,323		21,500		7,821,573
	2022	625,000		—	10,213,616		12,200		10,850,816
(1)	The amounts reported in this column represent the aggregate grant date fair value of the RSUs and PSUs awarded to the NEOs in the fiscal years ended December 31, 2022, December 31, 2023, and December 31, 2024 as applicable, calculated in accordance with FASB ASC Topic 718. In the case of RSUs, the aggregate grant date fair value of the awards granted is determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date. In accordance with FASB ASC Topic 718, this amount does not take into account any estimated forfeitures related to service-vesting conditions. For the PSUs granted in 2022, the fair value of the PSUs was determined using a Monte Carlo simulation model assuming target performance. For each PSU granted in 2022, the Company estimated the expected term based on the time period from the valuation date to the end of the performance period, the risk free interest rate of 2.71% was based on the United States Treasury yield curve in effect at the time of grant for zero-coupon U.S. Treasury Notes, the expected volatility of 65% was based on the historical stock volatility of selected peers over a period equivalent to the expected term of the PSUs and the expected dividend rate for the Company’s stock was based on the then dividend rate of zero, consistent with the statement in our Annual Report on Form 10-K that we do not intend to pay cash dividends for the foreseeable future. For each PSU granted in 2023 and 2024, in accordance with SEC rules, the aggregate grant date fair value of the awards is calculated based on the most probable outcome of the performance conditions as of the grant date, which was target performance. The grant date fair value is calculated by multiplying the target number of units granted by the NYSE closing price of our Class A common stock on the grant date. If the most probable outcome of the performance conditions on the grant date had been maximum performance, then the grant date fair value of the 2023 PSUs would have been as follows: Michael Guthrie and Manuel Bronstein ($5,861,391) and Mark Reinstra ($4,057,886), and 2024 PSUs would have been as follows: David Baszucki ($63,273,595), Michael Guthrie and Manuel Bronstein ($7,256,784), Mark Reinstra ($4,880,305) and Arvind Chakravarthy ($4,742,544). The valuation assumptions used in determining the grant date fair value of the RSUs and PSUs are further described in the Note 1 and Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 18, 2025. For further information about the valuation of Mr. Baszucki’s 2024 stock awards, please see footnote 3 below. The amounts reflect the accounting charge for the RSUs and PSUs and do not correspond to the actual economic value that may be received by the NEOs upon vesting or settlement of the RSUs and PSUs.
(2)	Mr. Baszucki’s annual salary was $0.
(3)	The grant date fair value of Mr. Baszucki’s RSU and PSU awards as stated in our Summary Compensation Table for Fiscal Year 2024 is $0 despite the intended value of the grants being $25 million because the grants were deemed a modification of his Original Founder Long-Term Performance Award for accounting purposes and under FASB ASC Topic 718, as of March 1, 2024, we were not required to record any incremental fair value in connection with the modification.
(4)	The amount represents security expenses for Mr. Baszucki pursuant to his overall security program as further described under “Principal Elements of Our Executive Compensation and 2024 Compensation—Additional Compensation Practices—Perquisites and Other Personal Benefits” of $2,927,085, commuting expenses of $56,679 and other tax gross ups related to certain security benefits of $562. On occasion, guests of Mr. Baszucki accompanied him, at no incremental cost to the Company, on corporate aircraft used for business purposes.
(5)	The amounts reflects security expenses for the executive covered by the Company in an amount equal to $3,833 and a related tax gross up in an amount equal to $112.

67	2025 Proxy Statement

(6)	The amounts reflects security expenses for the executive covered by the Company in an amount equal to $7,666, a related tax gross up in an amount equal to $225 and matching 401(k) contributions by the Company in an amount equal to $11,500.
(7)	The amounts reflects security expenses for the executive covered by the Company in an amount equal to $3,833, a related tax gross up in an amount equal to $112 and matching 401(k) contributions by the Company in an amount equal to $11,500.
(8)	The amounts reflects security expenses for the executive covered by the Company in an amount equal to $3,833, a related tax gross up in an amount equal to $112 and matching 401(k) contributions by the Company in an amount equal to $15,250.

Grants of Plan-Based Awards in 2024

The following table shows all plan-based awards granted to our NEOs during fiscal year 2024:

		Estimated Possible Payouts Under				All Other		Grant Date
		Equity Incentive Plan Awards (1)				Stock Awards:		Fair Value of
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)		Number of Units		Stock Awards ($) (2)
David Baszucki	3/1/2024					148,844	(3)	—
	3/1/2024	—	446,534	893,068	(4)			—
Michael Guthrie	3/1/2024					163,080	(3)	6,738,466
	3/1/2024	—	87,812	175,624	(4)			3,628,392
Manuel Bronstein	3/1/2024					163,080	(3)	6,738,466
	3/1/2024	—	87,812	175,624	(4)			3,628,392
Arvind Chakravarthy	3/1/2024					53,289	(3)	2,201,901
	3/1/2024	—	57,388	114,776	(4)			2,371,272
Mark Reinstra	3/1/2024					109,674	(3)	4,531,730
	3/1/2024	—	59,055	118,110	(4)			2,440,153
(1)	Amounts in the “Estimated Possible Payouts Under Equity Incentive Plan Awards” relate to potential payouts under the PSU awards granted in fiscal year 2024. The number of shares in the “Threshold”, “Target” and “Maximum” columns represent the number of PSUs that would be eligible to vest upon achievement against predetermined threshold, target and maximum Bookings and covenant adjusted EBITDA metrics. Linear interpolation determines the percentage of PSUs that would be eligible to vest upon achievement between the threshold and target and the target and maximum achievement points. It is possible that the executive officers will realize zero compensation from these awards if the Bookings and covenant adjusted EBITDA metrics are not met during the performance period.
(2)	The amounts reported in this column represent the aggregate grant date fair value of the RSUs and PSUs granted to the NEO in the fiscal year ended December 31, 2024. For each of our NEOs other than Mr. Baszucki, the grant date fair value of the RSUs is determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date, in accordance with FASB ASC Topic 718 and the grant date value of the PSUs is determined based on the most probable outcome of the performance conditions as of the grant date, which was target performance, in accordance with SEC rules. The grant date fair value is calculated by multiplying the target number of units granted by the NYSE closing price of our Class A common stock on the grant date. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 18, 2025. The grant date fair value of Mr. Baszucki’s RSU and PSU awards as stated in our Grants of Plan-Based Awards in 2024 table is $0 despite the intended value of the grants being $25 million because the grants were deemed a modification of his Original Founder Long-Term Performance Award for accounting purposes and under FASB ASC Topic 718, as of March 1, 2024, we were not required to record any incremental fair value in connection with the modification.
(3)	The RSUs are subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2024 Year-End Table” below.
(4)	The PSUs are subject to performance and time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2024 Year-End Table” below.

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Outstanding Equity Awards at 2024 Year-End

The following table sets forth information regarding outstanding equity incentive plan awards held by our NEOs as of December 31, 2024:

			Options Awards				Stock Awards
							Number	Market	Number of	Market or
							of Shares	Value of	Unearned	Payout Value
			Number of	Number of			or Units	Shares or	Shares,	of Unearned
			Securities	Securities			of Stock	Units of	Units or	Shares, Units
			Underlying	Underlying	Option		That	Stock That	Other	or Other
			Unexercised	Unexercised	Exercise	Option	Have Not	Have Not	Rights That	Rights That
			Options (#)	Options (#)	Price	Expiration	Vested	Vested	Have Not	Have Not
Name	Grant Date		Exercisable (1)	Unexercisable (1)	($) (2)	Date	(#) (1)	($) (3)	Vested (#) (1)	Vested ($) (3)
David Baszucki	10/20/2017	(4)	880,052	—	0.53	10/19/2027	—	—	—	—
	1/23/2019	(4)	2,500,000	—	3.345	1/22/2029	—	—	—	—
	1/24/2020	(4)	2,500,000	—	3.405	1/23/2030	—	—	—	—
	3/1/2024	(5)	—	—	—	—	111,633	6,459,085	—	—
	3/1/2024	(6)	—	—	—	—	—	—	893,068	51,672,914
Michael Guthrie	2/5/2018	(4)	1,172,390	—	0.53	2/4/2028	—	—	—	—
	1/19/2020	(4)	300,000	—	3.405	1/18/2030	—	—	—	—
	3/16/2021	(7)	—	—	—	—	7,500	433,950	—	—
	4/8/2022	(8)	—	—	—	—	45,039	2,605,957	—	—
	4/8/2022	(9)	—	—	—	—	—	—	36,009	2,083,481
	4/13/2023	(8)	—	—	—	—	66,802	3,865,164	—	—
	4/13/2023	(6)	—	—	—	—	—	—	128,258	7,421,008
	3/1/2024	(5)	—	—	—		122,310	7,076,857	—	—
	3/1/2024	(6)	—	—	—				175,624	10,161,605
Manuel Bronstein	4/8/2021	(10)	—	—	—	—	88,542	5,123,040	—	—
	4/8/2022	(8)	—	—	—	—	37,532	2,171,602	—	—
	4/8/2022	(9)	—	—	—	—			30,008	1,736,234
	4/13/2023	(8)	—	—	—	—	66,802	3,865,164	—	—
	4/13/2023	(6)	—	—	—	—	—	—	128,258	7,421,008
	3/1/2024	(5)	—	—	—	—	122,310	7,076,857	—	—
	3/1/2024	(6)	—	—	—	—	—	—	175,624	10,161,605
Arvind Chakravarthy	8/14/2023	(11)	—	—	—	—	198,512	11,485,904	—	—
	3/1/2024	(5)	—	—	—	—	39,967	2,312,491	—	—
	3/1/2024	(6)	—	—	—	—	—	—	114,776	6,640,939
Mark Reinstra	12/9/2019	(4)	305,528	—	3.405	12/8/2029	—	—	—	—
	4/8/2022	(8)	—	—	—	—	31,181	1,804,133	—	—
	4/8/2022	(9)	—	—	—	—	—	—	24,930	1,442,421
	4/8/2022	(12)	—	—	—	—	7,016	405,946	—	—
	4/13/2023	(8)	—	—	—	—	46,247	2,675,851	—	—
	4/13/2023	(6)	—	—	—	—	—	—	88,794	5,137,621
	3/1/2024	(5)	—	—	—	—	82,255	4,759,274	—	—
	3/1/2024	(6)	—	—	—	—	—	—	118,110	6,833,845
(1)	Amount reflects all previous forward stock splits effected prior to our direct listing.
(2)	This column represents the fair market value of a share of our Class A common stock on the date of the grant, as determined by the administrator of the 2004 Plan or the 2017 Plan, as applicable.
(3)	This column represents the fair market value of the shares underlying the RSUs or PSUs as of December 31, 2024, based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $57.86 on December 31, 2024.
(4)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2017 Plan and a stock option agreement thereunder. The shares of our Class A common stock underlying the option are fully-vested.
(5)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through February 20, 2027, subject to the participant’s continued service through each vesting date.
(6)	Represents shares of our Class A common stock subject to awards of PSUs granted under our 2020 Plan. The number of shares in the “Number of Unearned Shares, Units or Other Rights that Have Not Vested” column represents the number of PSUs that would be eligible to vest upon achievement of maximum performance against predetermined Bookings and covenant adjusted EBITDA metrics (representing achievement of 200% of the target PSUs). Between 0% and 200% of the target PSUs are eligible to vest, based on the Company’s Bookings and covenant adjusted EBITDA performance during the performance period subject to the grantee’s continued service.
(7)	The RSUs vest as follows: (i) 5,625 RSUs vest on February 20, 2025 and (ii) 1,875 RSUs vest on May 20, 2025, subject to continued service to the Company as of each vesting date.

69	2025 Proxy Statement

(8)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through February 20, 2026, subject to the participant’s continued service through each vesting date.
(9)	Represents shares of our Class A common stock subject to awards of PSUs granted under our 2020 Plan. The number of shares in the “Number of Unearned Shares, Units or Other Rights that Have Not Vested” column represents the number of PSUs that would be eligible to vest upon achievement of the $115 Stock Price Hurdle (representing achievement of 100% of the target PSUs). Between 0% and 200% of the target PSUs are eligible to vest, based on the Company’s stock price performance on the applicable measurement date, subject to the grantee’s continued service on the applicable Two-Year Measurement Date or Quarterly Measurement Date.
(10)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through May 20, 2025, subject to the participant’s continued service through each vesting date.
(11)	The RSUs vest as follows: (i) 178,661 RSUs vest in 6 equal quarterly installments through May 20, 2026, and (ii) 19,851 RSUs vest on August 20, 2026, subject to continued service to the Company as of each vesting date.
(12)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through February 20, 2025, subject to the participant’s continued service through each vesting date.

Option Exercises and Stock Vested in 2024

The following table sets forth information regarding options exercised and stock awards vested and value realized upon vesting, by our NEOs during fiscal year 2024:

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($) (1)	Vesting (#)	on Vesting ($) (2)
David Baszucki	1,896,154	85,078,304	37,211	1,571,422
Michael Guthrie	500,000	22,379,617	152,742	6,427,322
Manuel Bronstein	—	—	336,737	14,159,731
Arvind Chakravarthy	—	—	132,429	5,568,040
Mark Reinstra	123,000	5,290,972	117,423	4,940,332
(1)	The aggregate value realized upon the exercise of an option represents the difference between the aggregate market price of the shares of our Class A common stock on the date of exercise and the aggregate exercise price of the option.
(2)	The aggregate value realized upon the vesting and settlement of an RSU represents the aggregate market price of the shares of our Class A common stock on the date of settlement.

Nonqualified Deferred Compensation

The following table provides information about the deferred compensation accounts of the Named Executive Officers as of December 31, 2024. For further information on the Deferred Compensation Plan, please see “Board of Directors—Director Compensation—Deferred Compensation Plan” above.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
Name	in Last FY (1)	in Last FY	in Last FY	Distributions	at Last FYE
Arvind Chakravarthy	$643,500	—	$44,159	—	$687,659
Mark Reinstra	$607,750	—	$67,210	—	$674,960
(1)	Represents base salary that was deferred under the Company’s Deferred Compensation Plan.

70

Potential Payments upon Termination or Change in Control

Our NEOs are eligible for certain payments and benefits in the event of their termination of employment under specified circumstances. These payments and benefits are described in further detail below. The following table and the narrative that follows provide information concerning the estimated payments and benefits that could be provided in the termination circumstances described below, assuming that the relevant termination took place on December 31, 2024.

			Qualifying Termination without
			Change in Control
				Value of
			Cash	Accelerated
	Base		Bonus	Equity		Value of
Name	Salary ($)		($)	Awards ($) (1)		Benefits ($)	Total ($)
David Baszucki	1,200,000	(2)	—	2,870,724	(3)	50,793	4,121,517
Michael Guthrie	715,000		—	12,357,784	(3)	33,862	13,106,646
Manuel Bronstein	715,000			16,699,425	(3)	33,862	17,448,287
Arvind Chakravarthy	715,000		—	7,919,298	(3)	24,484	8,658,782
Mark Reinstra	715,000		—	8,598,600	(3)	—	9,313,600
(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $57.86 on December 31, 2024 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the NYSE, of $57.86 on December 31, 2024, multiplied by the number of accelerating RSUs and PSUs.
(2)	Based on Mr. Baszucki’s salary as in effect prior to March 2021 when his salary was reduced to $0.
(3)	The 2022 PSUs and 2024 PSUs are not included because the performance thresholds were not achieved as of December 31, 2024. However the PSUs will remain outstanding through the performance period end date and the number of PSUs that become Eligible Units will be measured as if the NEO’s employment had not terminated. A portion of the 2023 PSUs are included based on performance as of December 31, 2024. The remainder of the 2023 PSUs will remain outstanding through the performance period end date and the number of PSUs that become Eligible Units will be measured as if the NEO’s employment had not terminated.

			Qualifying Termination with
			Change in Control
				Value of
			Cash	Accelerated
	Base		Bonus	Equity		Value of
Name	Salary ($)		($)	Awards ($) (1)		Benefits ($)	Total ($)
David Baszucki	1,600,000	(2)	—	32,295,543	(3)	$50,793	33,946,336
Michael Guthrie	1,072,500		—	25,545,711	(3)	$33,862	26,652,073
Manuel Bronstein	1,072,500		—	29,800,446	(3)	$33,862	30,906,808
Arvind Chakravarthy	1,072,500		—	17,118,865	(3)	$24,484	18,215,849
Mark Reinstra	1,072,500		—	17,550,327	(3)	$—	18,622,827
(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $57.86 on December 31, 2024 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $57.86 on December 31, 2024, multiplied by the number of accelerating RSUs and PSUs.
(2)	Based on Mr. Baszucki’s salary as in effect prior to March 2021 when his salary was reduced to $0.
(3)	In the event of a change in control, the performance period applicable to the 2022 PSUs, 2023 PSUs and 2024 PSUs would be shortened to end on or before the change in control. The number of Eligible Units subject to the 2022 PSUs would be determined based on the change in control price and are not included because the performance thresholds were not achieved as of December 31, 2024. The number of Eligible Units subject to the 2023 PSUs and 2024 PSUs would be determined based on actual performance through the closing date of the change in control, or if greater, based on the target number of shares. The aggregate value shown for the acceleration of the 2023 PSUs and 2024 PSUs is based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $57.86 on December 31, 2024, multiplied by the target number of shares subject to the award.

71	2025 Proxy Statement

	Death
	Value of
	Accelerated
	Equity
Name	Awards ($) (1)
David Baszucki	32,295,543	(2)
Michael Guthrie	27,629,191	(2)
Manuel Bronstein	31,536,680	(2)
Arvind Chakravarthy	17,118,865	(2)
Mark Reinstra	18,992,748	(2)
(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $57.86 on December 31, 2024 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the NYSE, of $57.86 on December 31, 2024, multiplied by the number of accelerating RSUs and PSUs.
(2)	The 2022 and 2024 PSUs are included assuming target performance as of December 31, 2024 and 2023 PSUs are included based on performance as of December 31, 2024.

Executive Resignations

On August 1, 2024, Michael Guthrie, the Company’s Chief Financial Officer, notified the Company of his intent to resign as Chief Financial Officer to pursue personal interests. The Company entered into a Separation and Transition Agreement (the “Separation Agreement”) with Mr. Guthrie on September 30, 2024, pursuant to which Mr. Guthrie’s employment with the Company will terminate upon the commencement of employment of the Company’s next Chief Financial Officer (the date of such separation, the “Employment Separation Date”). Until the Employment Separation Date, Mr. Guthrie will continue as a full-time employee of the Company and as Chief Financial Officer, and will receive his regular annual base salary (which increased from $715,000 to $735,000 as of March 1, 2025), continue to vest in outstanding equity awards, remain eligible to receive the severance and other benefits set forth in his Change in Control and Severance Agreement with the Company, and participate in the Company’s benefit plans and programs. Immediately following the Employment Separation Date, Mr. Guthrie will continue to provide advisory transitional services to the Company until the one month anniversary of the Employment Separation Date. Mr. Guthrie will receive $61,250 per month, or, if greater, 1/12th of his regular annual base salary in effect as of the Employment Separation Date during this period as compensation for his advisory services, and his outstanding equity awards will continue to vest in accordance with their terms during the advisory period.

Change in Control and Severance Agreements

We have entered into a change in control severance agreement with each of our NEOs that provides for the severance and change in control benefits as described below. Each change in control severance agreement supersedes any prior agreement or arrangement the NEO may have had with us that provides for severance and/or change in control payments or benefits.

Each change in control severance agreement will terminate on the date that all of the obligations of the parties to the change in control severance agreement have been satisfied. As stated above under “Executive Resignations,” Mr. Guthrie remains eligible to receive the severance and other benefits set forth in his Change in Control and Severance Agreement.

If a NEO’s employment is terminated outside the period beginning three months before a change in control and ending 12 months following a change in control, or the change in control period, either (i) by us (or any of our subsidiaries) without “cause” (and other than by reason of death or disability) or (ii) by the NEO for “good reason” (as such terms are defined in the NEO’s change in control severance agreement), the NEO will receive the following benefits if he or she timely signs and does not revoke a release of claims in our favor:

◼	a lump-sum payment equal to 12 months (or, in the case of Mr. Baszucki, 18 months) of the NEO’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction), or, in the case of Mr. Baszucki, calculated based on his base salary as in effect immediately prior to the time his salary was reduced to $0;

72

◼	payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for the NEO and the NEO’s eligible dependents, if any, for up to 12 months (or, in the case of Mr. Baszucki, 18 months), or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate, or be subject to an excise tax under, applicable law; and
◼	accelerated vesting and exercisability (as applicable) of outstanding equity awards for 12 months if the NEO has been continuously employed by us for 12 or more months, or accelerated vesting and exercisability (as applicable) of the outstanding equity awards for the number of months the NEO has been employed by us if the NEO has been employed by us for 3 months or more, but less than 12 months. Such acceleration would not have applied to the CEO Long-Term Performance Award or the PSUs.

If, within the change in control period, the NEO’s employment is terminated either (i) by us (or any of our subsidiaries) without cause (and other than by reason of death or disability) or (ii) by the NEO for good reason, the NEO will receive the following benefits if the NEO timely signs and does not revoke a release of claims in our favor:

◼	a lump-sum payment, less applicable withholdings, equal to the sum of (x) 18 months (or, in the case of Mr. Baszucki, 24 months) of the executive’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction or if greater, at the level in effect immediately prior to the change in control), or in the case of Mr. Baszucki, calculated based on his base salary as in effect immediately prior to the time his salary was reduced to $0, and (y) a pro-rated portion of 100% of the executive’s target annual bonus as in effect for the fiscal year in which the termination occurs, with such pro-ration based on the number of days that have elapsed from the start of the fiscal year in which the termination occurs and the termination date;
◼	payment of premiums for coverage under COBRA for the NEO and the NEO’s eligible dependents, if any, for up to 12 months (or, in the case of Mr. Baszucki, 18 months), or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate, or be subject to an excise tax under, applicable law; and
◼	100% accelerated vesting and exercisability (as applicable) of all outstanding equity awards and, in the case of an equity award with performance-based vesting unless otherwise specified in the applicable equity award agreement governing such award, all performance goals and other vesting criteria generally will be deemed achieved at 100% of target levels. Such acceleration will not apply to the PSUs.

If any of the amounts provided for under these change in control severance agreements or otherwise payable to our NEOs would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the NEO would be entitled to receive either full payment of benefits under his or her change in control severance agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO. The change in control severance agreements do not require us to provide any tax gross-up payments.

PSU Awards

A detailed discussion of the treatment of the PSUs upon a change in control, death or disability can be found under “Cancellation of Founder and CEO Long-Term Performance Award” and “Fiscal Year 2024 Awards.”

Equity Acceleration Death Benefit

The LDCC has approved an Equity Award Death Acceleration Policy, pursuant to which if an employee, including our NEOs, ceases to be an employee as a result of the employee’s death, then 100% of the then-unvested portion of each of the employee’s outstanding equity awards will immediately vest and become fully exercisable. Such acceleration will not apply to the PSUs. A detailed discussion of the treatment of the PSUs upon death can be found under “Cancellation of Founder and CEO Long-Term Performance Award” and “Fiscal Year 2024 Awards.”

73	2025 Proxy Statement

CEO Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of our CEO and the annual total compensation of our median employee (excluding our CEO) for our last completed fiscal year, which ended December 31, 2024:

As set forth in the Summary Compensation Table for Fiscal Year 2024, our CEO’s annual total compensation for fiscal year 2024 was $2,984,326. Our median employee’s annual total compensation was $420,936, resulting in a CEO pay ratio of approximately 7:1. The intended value of the CEO’s 2024 equity grants was $25,000,000 which would have led to a total compensation amount of $27,984,326. However, the grant date fair value of Mr. Baszucki’s awards as stated in our Summary Compensation Table for Fiscal Year 2024 was $0 because the grants were deemed a modification of his original Founder Long-Term Performance Award for accounting purposes and under FASB ASC Topic 718, the modification did not result in any incremental fair value to be recognized over the modified term of the award. As such, we are providing a supplemental ratio that compares $27,984,326 to the median employee’s annual total compensation as we believe this supplemental ratio reflects a more representative comparison. If Mr. Baszucki’s total compensation were equivalent to his intended compensation of $27,984,326, the resulting supplemental CEO pay ratio is approximately 66:1.

In calculating the CEO pay ratio, the SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions and methodologies applied by other companies in calculating their CEO pay ratios.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described herein. We identified our employee population as of December 31, 2024, which is a date within the last three months of our last completed fiscal year, including our consolidated subsidiaries. After we identified our employee population, we collected and calculated salary information for the employee population for the twelve months trailing December 31, 2024 as our “consistently applied compensation measure”. We annualized the salaries of the employees that were not employed by the Company for the full twelve months. Finally, we identified the median compensated employee and calculated her or his total compensation consistent with the compensation for our CEO in accordance with SEC rules and as reflected in the Summary Compensation Table for Fiscal Year 2024. We did not exclude any non-U.S. employees in calculating our pay ratio or any employees that became our employees as a result of a business combination or acquisition in 2024. Compensation paid in foreign currency was converted to U.S. dollars using average foreign exchange rates for the three months ending December 31, 2024. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the compensation paid to any employee outside of the U.S.

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Pay Versus Performance

In accordance with the SEC’s Pay Versus Performance (“PVP”) disclosure requirements, below is the tabular disclosure for the CEO, and the average NEO for reporting years 2024, 2023, 2022 and 2021, the year the Company first became a reporting company pursuant to Section 13(a) or Section 15(d) of the Exchange Act.

Pay Versus Performance

					Value of Initial Fixed $100
			Average		Investment Based on:			Company
	Summary		Summary	Average	Total	Peer Group		Selected
	Compensation	Compensation	Compensation	Compensation	Shareholder	Total		Measure
	Table Total	Actually Paid	Table Total for	Actually Paid to	Return	Shareholder	Net Income	Bookings
Year (1)	for PEO	to PEO (2)	Non-PEO NEOs	Non-PEO NEOs (2)	(“TSR”)	Return (3)	($Millions) (4)	($Millions) (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$2,984,326	$(163,997,031)	$8,799,187	$17,746,707	$83	$210	$(941)	$4,369
2023	$2,136,740	$123,047,077	$9,615,484	$12,090,218	$66	$153	$(1,159)	$3,521
2022	$1,141,723	$(574,303,416)	$10,820,908	$(24,933,746)	$41	$97	$(934)	$2,872
2021	$232,786,391	$744,614,451	$17,782,544	$62,958,728	$148	$135	$(503)	$2,726
(1)	The PVP table reflects required disclosures for fiscal years 2024, 2023, 2022 and 2021, the year the Company first became a reporting company pursuant to Section 13(a) or Section 15(d) of the Exchange Act. The Principal Executive Officer (“PEO”) in all reporting years is David Baszucki. The non-PEO NEOs in the 2024 reporting year are Michael Guthrie, Manuel Bronstein, Arvind Chakravarthy and Mark Reinstra. The non-PEO NEOs in the 2023 reporting year are Michael Guthrie, Manuel Bronstein, Craig Donato, Barbara Messing, Mark Reinstra and Daniel Sturman. The non-PEO NEOs in the 2022 reporting year are Michael Guthrie, Daniel Sturman, Barbara Messing and Mark Reinstra. The non-PEO NEOs in the 2021 reporting year are Michael Guthrie, Daniel Sturman, Manuel Bronstein and Craig Donato.
(2)	“Compensation Actually Paid” (“CAP”) is calculated by taking Summary Compensation Table total compensation: a) less the stock award and stock option grant values; b) plus the year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or vested or were forfeited during the year. The Company has not paid dividends historically and does not sponsor any pension arrangements; thus no adjustments are made for these items. Reconciliation of the Summary Compensation Table total compensation and CAP is summarized in the following table:

	PEO(i)(ii)(iii)
Fiscal Year	2021	2022	2023	2024
SCT Total Compensation	$232,786,391	$1,141,723	$2,136,740	$2,984,326
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$—	$—	$—	$—
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(232,185,000)	$—	$—	$—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$562,902,500	$—	$—	$58,132,000
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$124,170,175	$(505,206,983)	$115,919,544	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$1,558,522
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$56,940,386	$(70,238,155)	$4,990,793	$(6,879)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$(226,665,000)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—
Compensation Actually Paid	$744,614,451	$(574,303,416)	$123,047,077	$(163,997,031)

75	2025 Proxy Statement

	Average Non-NEO PEO(i)(ii)(iii)
Fiscal Year	2021	2022	2023	2024
SCT Total Compensation	$17,782,544	$10,820,908	$9,615,484	$8,799,187
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$—	$—	$—	$—
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(17,250,250)	$(10,186,779)	$(8,817,183)	$(8,069,693)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$21,196,156	$4,768,744	$6,178,511	$13,755,868
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$22,690,135	$(18,691,504)	$2,310,013	$2,607,518
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$3,744,929	$1,994,756	$1,414,874	$1,280,382
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$14,795,214	$(13,639,893)	$2,299,886	$(626,572)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$(911,367)	$17
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—
Compensation Actually Paid	$62,958,728	$(24,933,746)	$12,090,218	$17,746,707
(i)	For 2022, the fair value of the CEO Long-Term Performance Award and performance stock units used to calculate CAP was determined using a Monte Carlo simulation valuation model, in accordance with FASB ASC Topic 718. The fair value of performance stock units granted in 2023 and 2024 and restricted stock units used to calculate CAP was determined using the grant date fair value, in accordance with FASB ASC Topic 718. The grant date fair value of Mr. Baszucki’s awards as stated in our Summary Compensation Table for Fiscal Year 2024 is $0 despite the intended value of the grants being $25 million because the grants were deemed a modification of his Original Founder Long-Term Performance Award for accounting purposes and under FASB ASC Topic 718, as of March 1, 2024, we were not required to record any incremental fair value in connection with the modification.
(ii)	The fair value of option awards used to calculate CAP was determined using the Black-Scholes option pricing model, in accordance with FASB ASC Topic 718.
(iii)	Due to rounding, the total Compensation Actually Paid may not be the precise value obtained by adding and subtracting the numbers in the column.
(3)	The peer group index is comprised of the S&P 500 Information Technology Index, which is the industry line peer group reported in our Annual Report on Form 10-K filed with the SEC on February 18, 2025.
(4)	Represents the Company's consolidated net loss, which includes the loss attributable to its noncontrolling interest.
(5)	The Company selected financial measure, as required by Item 402(v) of Regulation S-K, is Bookings, which, in our assessment, represents the most important financial measure linking 2024 NEO Compensation Actually Paid to Company performance.

Most Important Metric Used for Linking Pay and Performance

As described in the Compensation Discussion and Analysis, our executive compensation program reflects a pay-for-performance philosophy and compensation decisions are made each year taking into account a number of factors. Target pay levels are primarily set based on individual performance, scope of responsibility, an annual assessment of pay competitiveness within the market, and overall Company performance. Below is an unranked list of the most important financial performance measures that we use to link Compensation Actually Paid to the Company’s performance in the most recently completed fiscal year:

◼	Bookings
◼	Covenant Adjusted EBITDA
◼	Stock Price

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Relationship between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP for the reporting year and the Company and S&P 500 Information Technology Index cumulative indexed TSR between March 10, 2021 (the date that our Class A common stock commenced trading on the NYSE) through December 31, 2024:

Relationship between CAP and Net Income (GAAP)

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s GAAP Net Income for the applicable reporting year. The Company’s GAAP Net Income represents the Company's consolidated net loss, which includes the loss attributable to its noncontrolling interest.

77	2025 Proxy Statement

Relationship between CAP and Bookings

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s Bookings for the applicable reporting year. The Company’s Bookings represent the sales activity in a given period without giving effect to certain non-cash adjustments, as detailed below. Substantially all of our bookings are generated from sales of virtual currency, which can ultimately be converted to virtual items on the platform. Sales of virtual currency reflected as bookings include one-time purchases or monthly subscriptions purchased via payment processors or through prepaid cards. Bookings are initially recorded in deferred revenue and recognized as revenues over the estimated period of time the virtual items purchased with the virtual currency are available on the platform (estimated to be the average lifetime of a paying user) or as the virtual items purchased with the virtual currency are consumed. Bookings also include an insignificant amount from advertising and licensing arrangements.

Bookings is a non-GAAP financial measure. For a reconciliation of GAAP Revenue to Bookings see section titled “Non-GAAP Financial Measures,” within Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from pages 71-72 in our Annual Report on Form 10-K filed on February 18, 2025.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

	Number of Securities				Number of Securities Remaining
	to be Issued Upon		Weighted-Average		Available for Future Issuance
	Exercise of		Exercise Price of		Under Equity Compensation
	Outstanding Options,		Outstanding Options,		Plans (Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in the First Column)
Equity compensation plans approved by security holders (1)	64,775,927	(2)	$3.08	(3)	112,497,394	(4)
(1)	Includes the 2004 Plan, the 2017 Plan, the 2020 Plan, and the 2020 Employee Stock Purchase Plan, or the ESPP. The 2004 Plan was terminated effective January 19, 2017, and the 2017 Plan was terminated effective March 2, 2021.
(2)	Includes 27,457,791 shares subject to stock options, 35,013,666 shares subject to RSUs, and 2,304,470 shares subject to PSUs that were outstanding as of December 31, 2024 that were issued under the 2004 Plan, the 2017 Plan or the 2020 Plan, as applicable. The number of shares subject to PSUs outstanding in the table above reflect shares that would be eligible to vest at maximum (200% of target), for which the performance achievement had not yet been determined as of December 31, 2024. This number excludes purchase rights accruing under the ESPP.
(3)	RSUs and PSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price. No options were granted during the fiscal year ended December 31, 2024.
(4)	As of December 31, 2024, an aggregate of 91,642,269 shares of Class A common stock were available for issuance under the 2020 Plan and an aggregate of 20,855,125 shares of Class A common stock were available for issuance under the ESPP. The 2020 Plan provides that on the first day of each year beginning on January 1, 2022, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 75,000,000 shares, (ii) 5% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, and (iii) such other amount as our Board may determine. The ESPP provides that on the first day of each year beginning on January 1, 2022, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 15,000,000 shares, (ii) 1% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, and (iii) such other amount as our Board may determine. On January 1, 2025, the number of shares of Class A common stock available for issuance under the 2020 Plan increased by 33,320,950 shares pursuant to this provision and the number of shares of Class A common stock available for issuance under the ESPP increased by 6,664,190 shares. The increases are not reflected in the table above.

79	2025 Proxy Statement

Independent Registered Public Accounting Firm

ITEM 3 Ratification of the Independent Registered Public Accounting Firm
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm

Our ACC has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2025. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2019.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our ACC is submitting the appointment of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Deloitte & Touche LLP, and even if our stockholders ratify the appointment, our ACC, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our ACC believes that such a change would be in the best interests of our Company and our stockholders. If our stockholders do not ratify the appointment of Deloitte & Touche LLP, our Board may reconsider the appointment. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

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Report of the Audit and Compliance Committee

The Audit and Compliance Committee is a committee of our board of directors comprised solely of independent directors as required by the listing standards of the NYSE and the rules and regulations of the SEC. The composition of the Audit and Compliance Committee, the attributes of its members and the responsibilities of the Audit and Compliance Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to Roblox’s financial reporting process, Roblox’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Roblox’s consolidated financial statements. Roblox’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of Roblox’s consolidated financial statements and the effectiveness of Roblox’s internal control over financial reporting. It is the responsibility of the audit and compliance committee to oversee these activities. It is not the responsibility of the Audit and Compliance Committee to prepare Roblox’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit and compliance committee has:

◼	reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP;
◼	discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC; and
◼	received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit and compliance committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based on the Audit and Compliance Committee’s review and discussions with management and Deloitte & Touche LLP, the Audit and Compliance Committee recommended to our board of directors that the audited financial statements be included in Roblox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the members of the Audit and Compliance Committee of the Board:

Gina Mastantuono (Chair)
Christopher Carvalho
Jason Kilar

This report of the Audit and Compliance Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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Audit and Non-Audit Fees

The following table presents fees (in thousands) for professional audit services and other services rendered to our company by Deloitte & Touche LLP for our fiscal years ended December 31, 2023 and 2024.

	2023	2024
Audit Fees (1)	$4,233	$4,540
Audit-Related Fees (2)	—	—
Tax Fees (3)	23	56
All Other Fees (4)	2	2
Total Fees	$4,258	$4,598
(1)	Consists of fees for professional services provided in connection with the audit of our annual consolidated financial statements and effectiveness of internal controls over financial reporting, reviews of our quarterly condensed consolidated financial statements and services rendered in connection with the filing of our registration statement on Form S-8 and other statutory and regulatory filings or engagements.
(2)	No audit-related fees were incurred during fiscal 2023 or 2024.
(3)	Consist of fees for professional services primarily for tax compliance for 2023 and tax compliance and tax consulting for 2024.
(4)	Consists of software subscription fees.

Pre-Approval Policies and Procedures

Our ACC has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our ACC is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by Deloitte & Touche LLP for our fiscal year ended December 31, 2023 and December 31, 2024, respectively, were pre-approved by our ACC. During the fiscal year ended December 31, 2024, none of the total hours expended on the Company’s financial audit by Deloitte & Touche LLP were provided by persons other than full-time permanent employees of Deloitte & Touche LLP or its subsidiaries and affiliates.

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Nevada Reincorporation Proposal

ITEM 4 Approval of the Reincorporation of Roblox to the State of Nevada by Conversion
The Board of Directors recommends a vote “FOR” the approval of the reincorporation of Roblox to the State of Nevada by conversion

Our Board has approved, and recommends that stockholders approve, a proposal to reincorporate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”), and adopt the resolutions of the Board approving the reincorporation (the “Nevada Reincorporation Resolutions”) included as Appendix A to this proxy statement, as more fully described in this Item 4. We call the proposed reincorporation of the Delaware Corporation in the form of a conversion into the Nevada Corporation the “Nevada Reincorporation.”

Vote Required

The approval of the Nevada Reincorporation requires the affirmative vote of a majority of the voting power of the outstanding shares of our common stock entitled to vote thereon. Abstentions, broker non-votes, and other failures to vote will have the effect of a vote against this proposal.

Principal Terms of the Nevada Reincorporation

The Nevada Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”), and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes (as amended, the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this proxy statement.

Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:

◼The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Roblox Corporation.” The corporate existence of Roblox Corporation will not cease at any time.
◼The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
◼The Company will cease to be governed by the restated certificate of incorporation of the Company (the ”Delaware Charter”), which is included as Appendix C to this proxy statement, and the amended and restated bylaws of the Company (the “Delaware Bylaws”), which are included as Appendix D to this proxy statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this proxy statement. See “What Changes After Nevada Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.
◼The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).
◼Each outstanding share of our Class A common stock will be automatically converted into one outstanding share of Class A common stock of the Nevada Corporation pursuant to the Plan of Conversion.

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◼	Each outstanding share of our Class B common stock will be automatically converted into one outstanding share of the Class B common stock of the Nevada Corporation pursuant to the Plan of Conversion.
◼	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
◼	Each outstanding restricted stock award, restricted stock unit (including performance units), option or right to acquire shares of our Class A common stock or Class B common stock, as applicable, will continue in existence and automatically become a restricted stock award, restricted stock unit, option or right to acquire an equal number of shares of Class A common stock or Class B common stock, as applicable, of the Nevada Corporation under the same terms and conditions.
◼	Our Class A common stock will continue to be traded on the NYSE under the symbol “RBLX.” We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation.

If our stockholders approve the Nevada Reincorporation, we anticipate that the Nevada Reincorporation will become effective as soon as practicable following the Annual Meeting (the “Effective Time”). In connection with the Nevada Reincorporation, the Company intends to make filings with the Nevada Secretary of State and the Secretary of State of Delaware. The Nevada Reincorporation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.

Background of the Nevada Reincorporation

At Roblox, we are focused on our mission to connect one billion people with optimism and civility. We are building an immersive platform for connection and communication where every day, millions of users come to create, play, work, learn and connect with each other in experiences built by our global community of creators. Our corporate philosophy follows our focus on innovation and good governance to support our broader mission. Our Board and management follow this philosophy for innovation with respect to considering governance, finance and other corporate matters on a regular basis. For example, we are one of the few companies that undertook a direct listing as our means of going public in March 2021.

Roblox incorporated in Delaware in 2004. A large number of U.S. corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters. Our Board and management considered the Company’s state of incorporation over the last year in response to a number of factors, including developments in the competitive and regulatory landscape in which we operate and views regarding the legal landscape in Delaware including some high-profile litigation outcomes that involved technology companies with controlling stockholders. The Board began to consider the differences among jurisdictions for corporate domiciliation and determined to pursue the Nevada Reincorporation for the reasons discussed below.

Our Board’s Evaluation of the Nevada Reincorporation

At a special meeting held on February 28, 2025, our Board met to discuss the Company’s potential reincorporation. Management, including in-house legal counsel, together with outside litigation counsel to the Company, presented to the Board regarding the strategic considerations and process related to a potential reincorporation. During this meeting, the Board authorized the NCGC to evaluate a potential reincorporation with a focus on analyzing Delaware, Florida, Nevada and Texas law, and report back to the Board with the NCGC’s recommendation.

The NCGC met during a special meeting on March 12, 2025, with representatives of management, including in-house legal counsel, and Wilson Sonsini Goodrich & Rosati, P.C., outside corporate and Delaware counsel to the Company, to discuss the potential reincorporation and the comparison of the four states, focusing on the corporate law and litigation comparisons among the states, predominant market practice, fiduciary duties, implications for stockholders and process for any potential reincorporation. The discussion also focused on the proposed amendments to the DGCL, which have since been adopted, in order to address various governance matters which are discussed below. At this meeting, the NCGC concluded that Nevada appeared to be an attractive alternative to Delaware given Nevada’s carefully drafted and innovative corporate statutes and business-oriented legal environment. The NCGC then met in a regular meeting on March 19, 2025, to discuss a number of matters which included a further discussion of Nevada as a potential state for reincorporation. A representative of Brownstein Hyatt Farber Schreck, LLP, outside Nevada counsel to the Company, presented various matters regarding Nevada law to the NCGC, with members of management, including in-house legal counsel, and representatives of Wilson Sonsini Goodrich & Rosati, P.C. providing additional input to the NCGC regarding Delaware law, the proposed amendments to Delaware law then under consideration by the Delaware legislature, and various other

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matters. Following these meetings and discussions, the NCGC determined that the Nevada Reincorporation is in the best interests of the Company and its stockholders and that it would recommend that the Board approve the Nevada Reincorporation.

At a regular meeting on March 20, 2025, our Board then approved proceeding with the Nevada Reincorporation after considering the recommendation of the NCGC and discussion with members of management, including in-house legal counsel. On March 27, 2025, the Board approved by unanimous written consent the Nevada Reincorporation Resolutions and related documents.

Recommendation of the Board of Directors

Our Board has approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolutions.

Reasons for the Nevada Reincorporation

Our Board believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders. Our Board and the NCGC determined that to support the mission of innovation of the Company it would be advantageous for the Company to have a predictable, statute-focused legal environment. The Board and the NCGC considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability in governance and litigation than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. The Board and the NCGC also considered the increasingly litigious environment in Delaware, which has engendered costly and less meritorious litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team. The Board and the NCGC believe that a more predictable legal environment will better allow the Company to pursue its culture of innovation as it pursues its mission.

Certain Risks Associated with the Nevada Reincorporation

Although our Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this proxy statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

Certain Differences Between Delaware and Nevada Law

Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially similar, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law.”

As an example, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community, all referred to as “constituency considerations.” Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders (unless the corporation is specifically incorporated as a public benefit corporation). As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.

In addition, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. The NRS also provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies like Roblox. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. The absence of such requirements can lead to abuse of the right of shareholders to seek books and

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records under the DGCL. In addition, the practice in Delaware as reflected in the case law and statutory law currently provides for more expansive books and records that are made available to stockholders in a Delaware corporation than for a Nevada corporation. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.

Our Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. A potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada, although in the Nevada Charter, the Company has opted out of these provisions. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors; and in Nevada, there is no distinction between removals for cause and removals without cause (unless specified in the articles of incorporation), and a two-thirds vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions and in general, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the short-term and long-term interests of stockholders, but which may also include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes. The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts which have produced extensive case law interpreting Delaware law. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Nevada has adopted comprehensive, modern, and flexible statutes that the Nevada Legislature, which meets every other year, updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited than Delaware due in part to Nevada’s more statute-focused approach. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a definitive answer and a Nevada court must decide as a matter of first impression. The familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, with respect to the Nevada Corporation. This view regarding Delaware law may impact the behaviors of such third parties which could have an adverse effect on our business.

On February 17, 2025, the Delaware governor and legislative leaders announced legislative initiatives that would amend the DGCL in order to address recent concerns with transactional certainty and the litigation atmosphere in Delaware, including as a result of some of the high-profile cases that are considered reasons for why companies may choose to move out of Delaware and reincorporate into another state. These amendments to the DGCL, as modified and adopted (the “DGCL Amendments”), were recently approved by the Delaware legislature and the Governor of Delaware and have been enacted into law as of March 25, 2025. As noted above, our Board and the NCGC considered the DGCL Amendments in their deliberations regarding the Nevada Reincorporation and the course and process of debate over such provisions before the Delaware General Assembly. While Delaware law continues to evolve and address concerns including through the DGCL Amendments, the DGCL Amendments are new, untested and subject to judicial interpretation and may not fully mitigate a variety of litigation and business planning concerns for the Company. For the purposes of the discussion below, we have included summaries of certain of the key DGCL Amendments in the analysis of the DGCL for comparison to NRS provisions.

Transaction Costs and Litigation Risk

We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this proxy statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.

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It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After Nevada Reincorporation?

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this proxy statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this proxy statement.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of our Board following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers

The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.

The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation. Liability of directors for improper payment of distributions is subject to the same exculpatory standard applicable to other liabilities.

Bylaws Regarding Forum Adjudication for Disputes

Under the Delaware Bylaws, the Delaware Court of Chancery is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further provide that the

Under the Nevada Bylaws and as permitted by NRS 78.046, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (1) brought derivatively on behalf of the Company, (2) asserting a claim of breach of a fiduciary duty or other duty owed by any current or former director, stockholder, officer or other employee or fiduciary of the Company to the Company or the Company’s stockholders, (3) for any internal action (as defined in NRS 78.046), including any action

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federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

asserting a claim against the Company arising pursuant to any provision of NRS Chapters 78 or 92A, the Nevada Charter or the Nevada Bylaws or any voting trust or other voting agreement, (4) to interpret, apply, enforce or determine the validity of the Nevada Charter or Nevada Bylaws, or (5) asserting a claim governed by the internal affairs doctrine. The Nevada Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no such state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

Bylaws Regarding Officers	The officers of the Company shall consist of a president and a secretary. The Company may have such other officers at the discretion of the Board.

The officers of Company shall consist of a chief executive officer, president, secretary and a chief financial officer, or the equivalents of such offices. The Company may have such other officers at the discretion of the board of directors.

Bylaws Regarding Notice of Stockholders’ Meetings

Under the Delaware Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Charter and Bylaws Regarding Removal of Directors

The Delaware Charter and the Delaware Bylaws provide that, for so long as our Board is classified, any director may be removed at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.

Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Charter provides that, for so long as our Board is classified, any director may be removed at any time, but only for cause, and only by the affirmative vote of not less than two-thirds of the voting power of the issued and outstanding shares entitled to vote in the election of directors. The Nevada Bylaws provide that any

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director may be removed from office at any time in the manner specified in the Nevada Charter and applicable law.
Bylaws Regarding Committees

Under the DGCL and the Delaware Bylaws, a committee of the Board shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.

The NRS, and therefore, the Nevada Bylaws, do not contain a similar limitation on the authority of board committees.
Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.

The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. However, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.

Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter. Both the Delaware Charter and Nevada Charter allow our Board alone to fill any directorship vacancies and to set the size of the Board. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects, although in the Nevada Charter, the Company has opted out of these provisions. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause (unless otherwise provided in the articles of incorporation), unlike in Delaware where cause is generally required for removal. Under Nevada law, the default stockholder voting standard for the removal of directors is two-thirds of the outstanding voting power, while under

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Delaware law the default standard is a majority of the outstanding voting power. However, the Nevada Charter provides that directors may only be removed for cause. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws. In addition, Nevada has a statute that allows directors and officers of a corporation to take into account constituencies when considering any decision and, in doing so, directors and officers are not required to consider as a dominant factor the effect of any proposed transaction on any particular group or constituency having an interest in the corporation, including a change in control transaction, as further described under “Certain Differences in Stockholder Rights under Delaware and Nevada Law--Flexibility for Decisions, Including Takeovers” below. This could have the effect of deterring any potential or actual change in control transaction.

Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this proxy statement if warranted from time to time in the judgment of our Board.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter, and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. In particular, summaries of certain of the key DGCL Amendments are included in the analysis of the DGCL for comparison to NRS provisions. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS, DGCL, including the DGCL Amendments, as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

NRS 78.207 allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, unless the action either: adversely changes or alters any right or preference given to any other class or series of outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series unless the articles specifically deny the right to vote under such circumstances, as the Nevada Charter does; or provides that only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series. Delaware law has no provision similar to NRS 78.207.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a classified board of directors that is classified into three classes.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders

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cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, our Board is classified, and any director may be removed only for cause, and by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or the applicable class or series of shares) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The provisions for the removal of directors under the Delaware Charter and Nevada Charter are described above.

Fiduciary Duties, Business Judgment and Interested Directors and Officers

Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, the fiduciary duties of directors and officers of Nevada corporations are codified in the NRS. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

NRS 78.140 provides a statutory framework for the approval of transactions between a corporation and a director or officer who has an interest in such transaction. Under the framework, such an interested transaction will not be void or voidable if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve such transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved.

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The DGCL Amendments provide that in the case of a transaction by a corporation, where directors, officers or their affiliates, have a material interest in the transaction, the transaction can be cleansed through properly informed approval by disinterested stockholders or disinterested directors, whether at the board or committee level. In addition, the DGCL Amendments consider directors disinterested when they and their affiliates do not have a material interest in a transaction and where they do not have a material relationship to parties who do. The DGCL Amendments also define the concept of a controlling stockholder and set forth specified processes for cleansing transactions that involve certain conflicts of interests involving controlling stockholders, and they also amend Section 220 of the DGCL regarding stockholders’ rights to inspect books and records. For public companies, the DGCL Amendments provide that directors deemed independent under relevant stock exchange rules are presumed to be disinterested in a decision unless rebutted by a high evidentiary threshold.

Flexibility for Decisions, Including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills.”

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, directors may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Controlling Stockholder Matters

The DGCL Amendments codify a number of provisions that previously were developed in case law related to controlling stockholders, and make certain adjustments to those provisions, in order to provide more statutory certainty to these matters. The DGCL Amendments define “controlling stockholders” as stockholders that either (1) have majority voting power of the outstanding capital stock entitled to vote generally in the election of directors or elect a majority of the board, or (2) own, either as a single stockholder or through a control group, at least 33% of voting power and have control through the power to exercise managerial authority. The DGCL Amendments also provide that most controlling stockholder conflicts can be cleansed without the use of both an independent board committee and a minority stockholder vote, and instead permit controlling stockholder conflicts to be cleansed through either procedural mechanism so that the decision is deferred to either disinterested directors or disinterested stockholders; however, in certain going-private transactions in which the controlling stockholder acquires remaining shares, both protections must be used to get business judgment rule protection. Finally, the DGCL Amendments confirm that controlling stockholders cannot be liable for monetary damages for breach of the duty of care when simply using their voting power to change the status quo.

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The NRS does not contain specific provisions that specify requirements related to transactions with controlling stockholders, but the Nevada Supreme Court has clarified that Nevada’s codified business judgment rule, and not an “entire fairness” standard, applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. However, neither the NRS nor Nevada case law has precisely delineated the scope or extent of the fiduciary duties of controlling stockholders as such.

Limitation on Personal Liability of Directors and Officers

The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. Both the Delaware Charter and the Nevada Charter do not provide for exculpation of officers (other than what is provided under the DGCL and NRS as described above).

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit, or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors, or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors, or independent counsel, must determine that the indemnification is proper.

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The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, and such misconduct, fraud, or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws, subject to certain specified exceptions.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition, upon such terms and conditions, if any, as the Company deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Indemnification Agreements

We have entered into indemnification agreements with our officers and directors that provide for advancement of expenses and generally provide for indemnification to the fullest extent allowed by Delaware law. We intend to enter into similar agreements under Nevada law upon the Nevada Reincorporation.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, NRS 78.140 provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in

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writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.

The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Until the Final Conversion Date (defined below), the Delaware Charter and the Nevada Charter permit stockholder action by written consent, only if the action is first recommended or approved by the Board. Following the Final Conversion Date, the Delaware Charter and the Nevada Charter both provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a meeting and may not be effected by written consent.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

The Delaware Charter and the Nevada Charter provide that any dividends or distributions paid to the holders of our common stock will be paid pro rata, on an equal priority basis, unless different treatment is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the series of common stock treated adversely, voting as a separate class.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.

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The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least 66 2/3% of the outstanding voting power of the voting stock not owned by the interested stockholder.

NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations with an interested stockholder. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Company has opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in a Nevada corporation’s original articles of incorporation or in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. As a result of the Company opting out of the provisions, the restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations with or involving any interested stockholder, including (to the extent applicable) David Baszucki and his affiliates.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an

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acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.

Stockholder Vote for Mergers, Asset Sales, and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger, and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal

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plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under NRS 92A.380, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of: (i) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133; (ii) consummation of a plan of conversion to which the corporation is a party; (iii) consummation of a plan of exchange in which the corporation is a party; (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares; (v) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation if Nevada’s control share statutes, as described above (and from which the Company has opted out in the Nevada Bylaws), were to apply; or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under NRS 92A.400, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

Under NRS 92A.390, holders of covered securities (generally those that are listed on a national securities exchange) and any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares) are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise, or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. NRS 92A.380 prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by (i) a majority of our whole Board, (ii) the chairperson of our Board, (iii) our chief executive officer, or (iv) our president. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

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Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Delaware Bylaws also provide that, except as otherwise provided by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

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The Nevada Bylaws contain a quorum and provision substantially similar to those in the Delaware Bylaws and the Nevada Bylaws provide that stockholders may take action on a matter other than the election of directors if the number of votes cast in favor of the action exceeds the number of votes cast in opposition thereto.

Stockholder Inspection Rights

Section 220 under the DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from certain books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.

However, the DGCL Amendments generally limit the scope of documents that can be obtained under Section 220 of the DGCL to core books and records, such as governing documents, annual financial statements, and board-level materials. The DGCL Amendments, however, also preserve an exception for stockholders to obtain information beyond core records where a corporation does not have minutes or other formal board records or where stockholders show, among other things, a compelling need.

Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto, and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

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Franchise Taxes and Filing Fees

The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. Typically, annual franchise taxes paid to the State of Delaware are approximately $250,000 for a company of our size, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and a fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value which are de minimis amounts. The Company will continue to pay de minimis annual filing fees to qualify as a foreign jurisdiction in California, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.

Certain Matters That Will Not Change After Nevada Reincorporation

Apart from being governed by the Nevada Charter, the Nevada Bylaws, and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation).

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

Dual Class Capital Structure

The Delaware Charter sets forth the terms and conditions for the conversion and termination of the Company’s dual class capital structure. Each outstanding share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain permitted transfers to trusts or similar entities where the transferor retains sole dispositive power and exclusive voting control over the shares of Class B common stock so transferred, as further described in the Delaware Charter. Once converted into Class A common stock, the Class B common stock may not be reissued. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon the earlier of (i) the date that is specified by the affirmative vote of the holders of two-thirds of the then-outstanding shares of Class B common stock, (ii) the date fixed by our Board that is no less than 61 days and no more than 180 days following the first time that the number of outstanding shares of Class B common stock is less than 17,186,191 (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), (iii) March 10, 2036, (iv) nine months after the death or permanent disability of Mr. Baszucki, or (v) nine months after the date that Mr. Baszucki voluntarily resigns from any and all positions he may hold as an officer or as a member of our Board (the “Final Conversion Date”). The Nevada Charter provides for the same terms and conditions for the conversion and termination of the Company’s dual class capital structure.

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A common stock would continue to be listed on the NYSE and traded under the symbol “RBLX.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Class A common stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

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No Appraisal Rights

Under the DGCL, holders of our Class A common stock are not entitled to appraisal rights under the DGCL with respect to the Nevada Reincorporation described in this proxy statement. Under the DGCL, holders of Class B common stock are entitled to appraisal rights in connection with the Nevada Reincorporation but the three record holders affiliated with David Baszucki that hold all of our outstanding Class B common stock have waived such rights.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A common stock or Class B common stock will automatically be converted into one share of the Nevada Corporation’s Class A common stock or Nevada Corporation Class B common stock, as applicable, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.

No Material Accounting Implications

Effecting the Nevada Reincorporation will not have any material accounting implications.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Nevada Reincorporation to holders of shares of Class A common stock and Class B common stock of the Delaware Corporation (together, the “Delaware common stock”). Each of the shares of Delaware common stock will be converted into one outstanding share of Class A common stock or Class B common stock of the Nevada Corporation (together, the “Nevada common stock”), as applicable, in connection with the Nevada Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware common stock that are U.S. holders (as defined below) and that hold their shares of Delaware common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware common stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of Delaware common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, brokers, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders whose Delaware common stock is “qualified small business stock” within the meaning of Sections 1202 or 1045 of the Code, and holders that hold their shares of Delaware common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift or other non-income tax consequences or any state, local or non-U.S. tax consequences.

For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware common stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Delaware common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Delaware common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.

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Treatment of the Nevada Reincorporation

We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

◼	No gain or loss will be recognized by a U.S. holder of the Delaware common stock upon the conversion of such Delaware common stock into the Nevada common stock in connection with the Nevada Reincorporation;
◼	The aggregate tax basis of the shares of the Nevada common stock received by a U.S. holder of shares of the Delaware common stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Delaware common stock converted into such shares of the Nevada common stock; and
◼	The holding period of the shares of the Nevada common stock received by a U.S. holder of the Delaware common stock in connection with the Nevada Reincorporation will include the holding period of the Delaware common stock converted into such shares of the Nevada common stock.

Stockholders that have acquired different blocks of the Delaware common stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, shares of Nevada common stock received in the Nevada Reincorporation.

Information Reporting

A U.S. holder of the Delaware common stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Nevada Reincorporation will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Nevada Reincorporation occurs a statement setting forth certain information relating to the Nevada Reincorporation, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Nevada Reincorporation. Holders of the Delaware common stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

THE U.S. FEDERAL INCOME TAX DISCUSSION ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR HOLDER OF THE DELAWARE COMMON STOCK. EACH U.S. HOLDER SHOULD CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES RESULTING FROM THE NEVADA REINCORPORATION.

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Transactions with Related Persons

We enter into ordinary course commercial dealings with companies that we consider arms-length on terms that are consistent with similar transactions with similar vendors. The ACC has determined that none of our directors had or currently has any direct or indirect material interest in the transaction described below:

Ms. Mastantuono, one of our directors, serves as the Chief Financial Officer of ServiceNow, Inc., which is a vendor. We recognized approximately $720,000 in expenses payable to ServiceNow, Inc. or its subsidiaries since January 1, 2024.

Additionally, a child of Mr. David Baszucki and a child of Mr. Reinstra are employed by the Company. The ACC approved the employment of each of these individuals. The employment terms for each of these individuals is consistent with the employment terms of similarly situated employees. In 2024, the annual compensation for each of these individuals in these engineering and product management positions consisted of annual cash base salary of less than $180,000, standard progression equity grants with an intended value of less than $30,000 which vest over two years and annual refresh equity grants with an intended value of less than $120,000 which vests over three years.

Policies and Procedures for Related Person Transactions

Our ACC has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our Class A common stock or Class B common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our ACC charter provides that our ACC shall review and approve or disapprove any related party transactions.

Under this policy, all related person transactions may be consummated or continued only if approved or ratified by our ACC. In determining whether to approve or ratify any such proposal, our ACC will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party and (ii) the extent of the related person’s interest in the transaction.

The policy grants standing pre-approval of certain transactions, including (i) executive compensation governed by our standard compensation and benefits policies, (ii) director compensation arrangements governed by our standard director compensation policies, (iii) transactions with another company at which a related person’s only relationship is as an employee, other than an executive officer or director, or beneficial owner of less than 10% equity interest of that company, if the aggregate amount involved does not exceed the greater of $200,000 or 2% of the recipient’s consolidated gross revenues, (iv) charitable contributions, grants or endowments by us to a charitable organization, foundation or university where the related person’s only relationship is as an employee, other than an executive officer or director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts, (v) any transaction available to all U.S. employees generally, (vi) transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and (vii) any indemnification or advancement of expenses made pursuant to our charter or bylaws and any agreement.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2025 for:

◼	each of our directors;
◼	each of our NEOs;
◼	all of our current directors and executive officers as a group; and
◼	each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based percentage ownership of our common stock on 628,477,206 shares of our Class A common stock and 48,293,658 shares of our Class B common stock outstanding as of February 28, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of February 28, 2025 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of February 28, 2025 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner is c/o Roblox Corporation, 3150 South Delaware Street, San Mateo, California 94403. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Shares beneficially owned
	Class A		Class B †		Total Voting
	Shares	%	Shares	%	%+
Named Executive Officers and Directors:
David Baszucki (1)	8,314,636	1.3	48,293,658	100.0	60.9
Michael Guthrie (2)	1,623,187	*			*
Manuel Bronstein (3)	315,296	*			*
Arvind Chakravarthy	—	*			*
Mark Reinstra (4)	604,546	*			*
Gregory Baszucki (5)	13,637,089	2.2			*
Christopher Carvalho (6)	1,258,413	*			*
Jason Kilar (7)	9,655	*			*
Anthony P. Lee (8)	13,103,525	2.1			*
Gina Mastantuono (9)	26,253	*			*
Andrea Wong (10)	45,827	*			*
All executive officers and directors as group (13 persons) (11)	39,170,597	6.1	48,293,658	100.0	62.7
Greater than 5% Stockholders:
FMR LLC (12)	39,628,126	6.3			2.5
The Vanguard Group (13)	46,264,278	7.4			2.9
†

The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of Class A common stock.

+

Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock as one class. Each holder of our Class A common stock is entitled to one vote per share, each holder of our Class B common stock is entitled to 20 votes

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per share. Holders of our Class A common stock and Class B common stock will vote together as one class on all matters submitted to a vote of our stockholders, except as expressly provided in our amended and restated certificate of incorporation or required by applicable law.

*	Less than 1%
(1)	Includes 23,624 shares of Class A common stock held directly by Mr. Baszucki, 96,534 shares of Class A common stock and 12,781,474 shares of Class B common stock held of record by the 2020 David Baszucki Gift Trust for which Mr. Baszucki’s spouse serves as the party who exercises voting and investment control, 1,697,070 shares of Class A common stock and 23,105,695 shares of Class B common stock held of record by The Freedom Revocable Trust dated February 28, 2017, as amended for which Mr. Baszucki serves as trustee and exercises voting and investment control, 846,519 shares of Class A common stock and 12,406,489 shares of Class B common stock held of record by the 2020 Jan Baszucki Gift Trust for which Mr. Baszucki serves as the party who exercises voting and investment control. Also includes 5,650,889 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025.
(2)	Includes 139,375 shares of Class A common stock held directly by Mr. Guthrie and 61,422 shares of Class A common stock held by the Guthrie Family Irrevocable GST Exempt Trust. Also includes 1,422,390 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025.
(3)	Consists of 315,296 shares of Class A common stock held directly by Mr. Bronstein.
(4)	Includes 149,864 shares of Class A common stock held directly by Mr. Reinstra, 115,472 shares of Class A common stock held of record by the San Domenico Trust, for which Mr. Reinstra serves as trustee, 35,359 shares of Class A common stock held of record by each of the Mark L. Reinstra 2023 Annuity Trust and the Susan P. Reinstra 2023 Annuity Trust, for which Mr. Reinstra serves as trustee, and 18,482 shares of Class A common stock held of record by each of the Mark L. Reinstra 2022 Annuity Trust and the Susan P. Reinstra 2022 Annuity Trust, for which Mr. Reinstra serves as trustee. Also includes 231,528 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025.
(5)	Includes 9,220 shares of Class A common stock held directly by Mr. Baszucki. 1,319,500 shares of Class A common stock held of record by Morgan Stanley Roth IRA as custodian for the Greg Baszucki IRA, 9,389,338 shares of Class A common stock held of record by the Greg and Christina Baszucki Living Trust Agreement dated August 18, 2006, for which Mr. Baszucki serves as trustee, 869,250 shares of Class A common stock held of record by Bessemer Trust Company of Delaware, N.A., as trustee of the Crossbow Dynasty Trust, dated November 13, 2020 and 869,250 shares of Class A common stock held of record by Bessemer Trust Company of Delaware, N.A., as trustee of the Morningstar Dynasty Trust, dated November 13, 2020. Mr. Baszucki exercises voting and investment control over all of these shares. Also includes 1,168,650 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025 and 11,881 shares of Class A common stock subject to vested RSU awards which were deferred under the Company’s Deferred Compensation Plan.
(6)	Includes 980,579 shares of Class A common stock held directly by Mr. Carvalho and 160,968 shares of Class A common stock held by the Christopher P. Carvalho Revocable Trust UTD 10/11/2017 for which Mr. Carvalho is the trustee and exercises voting and investment control. Also includes 116,866 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025.
(7)	Includes 5,440 shares of Class A common stock held directly by Mr. Kilar and 642 shares of Class A common stock held of record by the Jason Kilar Trust for which Mr. Kilar is the trustee and exercises voting and investment control. Also includes 3,573 shares of Class A common stock subject to vested RSU awards which were deferred under the Company’s Deferred Compensation Plan and held by our executive officers and directors.
(8)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2025 by Altos Ventures IV L.P. reporting stock ownership as of December 31, 2024 and updated by Forms 4 filed by Mr. Lee with the SEC through February 12, 2025, consists of 1,080,617 Altos Ventures IV, LP, 1,948,958 Altos Ventures IV Liquidity Fund, L.P., 778,627 Altos Roblox SPV 1, LLC, 181,520 Altos Roblox SPV 2, LLC, 42,273 Altos Ventures IV Reserve Fund, L.P, 903,795 Altos Roblox SPV 2020, LLC, 24,090 Altos Hybrid 2, LP, 111,112 Altos Hybrid 4, LP (collectively, the “Altos Funds”), 6,610,957 shares of Class A common stock held of record by the Fallen Leaf Revocable Trust for which Mr. Lee serves as trustee, 821,576 shares of Class A common stock held of record by the Fallen Leaf LLC - Sub Fund No. 1 for which Mr. Lee serves as managing member, and 300,000 shares of Class A common stock held of record by each of the individual trusts for the benefit of Mr. Lee’s son and daughter and for which Mr. Lee serves as trustee. The general partner of Altos Hybrid 2, L.P. is Altos Hybrid 2, GP, LLC; the general partner of Altos Hybrid 4, L.P. is Altos Hybrid 4 GP, LLC; the general partner of Altos Ventures IV, L.P., Altos Ventures IV Liquidity Fund, L.P., and Altos Ventures IV Reserve Fund, L.P. is Altos Management Partners IV, LLC (collectively, the “General Partners”). The manager of Altos Roblox SPV 1, LLC, and Altos Roblox SPV 2, LLC is Altos Roblox Management Partners, LLC; the manager of Altos Roblox SPV 2020, LLC is Altos Roblox 2020 Management Partners, LLC (collectively, the “Managers”). The general partner of Altos Hybrid 2, L.P. is Altos Hybrid 2, GP, LLC; the general partner of Altos Hybrid 4, L.P. is Altos Hybrid 4 GP, LLC; the general partner of Altos Ventures IV, L.P., Altos Ventures IV Liquidity Fund, L.P., and Altos Ventures IV Reserve Fund, L.P. is Altos Management Partners IV, LLC (collectively, the “General Partners”). The manager of Altos Roblox SPV 1, LLC, and Altos Roblox SPV 2, LLC is Altos Roblox Management Partners, LLC; the manager of Altos Roblox SPV 2020, LLC is Altos Roblox 2020 Management Partners, LLC (collectively, the “Managers”). As a managing member of each the General Partners and Managers, Mr. Lee shares voting and dispositive power with respect to the shares held by the Altos Funds and disclaims beneficial ownership of these shares. The address of Mr. Lee and the Altos Funds is 250 California Drive, Floor 4, Burlingame, California 94010.
(9)	Includes 14,372 shares of Class A common stock held directly by Ms. Mastantuono and 11,881 shares of Class A common stock subject to vested RSU awards which were deferred under the Company’s Deferred Compensation Plan.
(10)	Consists of 45,827 shares of Class A common stock held by the Andrea L Wong Living Trust and for which Ms. Wong serves as trustee.
(11)	Includes 30,511,605 shares of Class A common stock and 48,293,658 shares of Class B common stock beneficially owned by our executive officers and directors. Also includes 8,631,657 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 28, 2025 and held by our executive officers and directors and 27,335 shares of Class A common stock subject to vested RSU awards which were deferred under the Company’s Deferred Compensation Plan and held by our executive officers and directors.

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(12)	Based on a Schedule 13G filed with the SEC on February 12, 2025 reporting stock ownership as of December 31, 2024, the reported shares of Class A common stock are held of record by FMR LLC, certain of its subsidiaries and affiliates, and other companies and over which shares FMR LLC has sole dispositive power. FMR LLC has sole voting power with respect to 38,671,788 shares and sole dispositive power with respect to all reported shares. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B stockholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (the Fidelity Funds), advised by Fidelity Management & Research Company LLC (FMR Co), a wholly owned subsidiary of FMR LLC, which power resides in the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(13)	Based solely on a Schedule 13G/A filed on February 19, 2024 reporting stock ownership as of December 29, 2023. The Vanguard Group reported that it has sole voting power over no shares of Class A common stock, sole dispositive power with respect to 45,221,399 shares of Class A common stock, shared voting power of 329,939 shares of Class A common stock and shared dispositive power of 1,042,879 shares of Class A common stock. The address of the Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

107	2025 Proxy Statement

Questions and Answers About the Proxy Materials and 2025 Annual Meeting

Roblox Corporation
Proxy Statement
For 2025 Annual Meeting of Stockholders
to be held at 8:00 a.m. Pacific Time on Thursday, May 29, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting. The Annual Meeting will be held on Thursday, May 29, 2025 at 8:00 a.m. Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting https://web.lumiconnect.com/215721927 (password: roblox2025), where you will be able to listen to the meeting live, submit questions, and vote online. For stockholders of record, to vote in the Annual Meeting, you will need the control number included on your Notice or proxy card. If you are a street name stockholder you, you will need to obtain a legal proxy from your broker, bank, or other nominee in order to vote your shares at the Annual Meeting. The Notice containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 17, 2025 to all stockholders entitled to vote at the Annual Meeting. These proxy materials and our annual report can be accessed by following the instructions in the Notice.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on?

You are being asked to vote on:

◼	the election of two Class I directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;
◼	a proposal to approve, on an advisory basis, the compensation of our NEOs;
◼	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
◼	a proposal to approve the reincorporation of Roblox to the State of Nevada by conversion; and
◼	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our Board recommends a vote:

◼	“FOR” the election of the Class I director nominees named in this proxy statement;
◼	“FOR” the approval, on an advisory basis, of the compensation of our NEOs;
◼	“FOR” the approval of the reincorporation of Roblox to the State of Nevada by conversion; and
◼	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Who is entitled to vote?

Holders of our Class A common stock and Class B common stock as of the close of business on April 11, 2025, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 629,950,536 shares of our Class A common

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stock outstanding and 48,293,658 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 20 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company LLC (“Equiniti”), you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Are a certain number of shares required to be present at the annual meeting?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence in person, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

◼	by Internet prior to the Annual Meeting at www.voteproxy.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on May 28, 2025 and follow the on-screen instructions (have your proxy card in hand when you visit the website, and use the Company Number and Account Number shown to the right);
◼	by toll-free telephone at 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from other countries from any touch-tone telephone and follow the instructions, until 11:59 p.m. Eastern time on May 28, 2025 (have your proxy card in hand when you call and use the Company Number and Account Number shown to the right);
◼	by completing and mailing your proxy card (if you received printed proxy materials); or
◼	by attending the Annual Meeting virtually by visiting https://web.lumiconnect.com/215721927 (password: roblox2025), where, if you are a stockholder of record, you may vote and submit questions during the meeting (please have your Notice and proxy card in hand when you visit the website and use the Control Number shown to the right), but if you are a street name stockholder, you will need to obtain a legal proxy from your broker, bank or other nominee in order to vote your shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your

109	2025 Proxy Statement

broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may attend, listen and ask questions in the Annual Meeting but you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will generally have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you (and failure to provide instructions on these matters will result in a “broker non-vote”).

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

◼	entering a new vote by Internet or by telephone; completing and returning a later-dated proxy card; notifying the Corporate Secretary of Roblox Corporation, in writing, at Roblox Corporation, 3150 South Delaware Street, San Mateo, California 94403; or attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
◼	if you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the annual meeting?

If you are a stockholder of record, you will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting https://web.lumiconnect.com/215721927 (password: roblox2025). To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card.

If you are a street name stockholder and your voting instruction form or Notice indicates that you may vote your shares through the www.voteproxy.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or Notice. Otherwise, street name stockholders will need to obtain a legal proxy from their broker, bank, or other nominee in order to vote their shares at the Annual Meeting. Street name stockholders who do not obtain a legal proxy will still be able to attend, listen and ask questions in the Annual Meeting as a guest live by visiting https://web.lumiconnect.com/215721927 (password: roblox2025) and entering the requested information, but will not be able to vote their shares.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:00 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. David Baszucki and Arvind Chakravarthy have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy, as described above.

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Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 17, 2025 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How are proxies solicited for the annual meeting?

Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our Board and employees may also solicit proxies by telephone, by electronic communication or by other means of communication. Our Board and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials, to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Roblox Corporation
Attention: Corporate Secretary
3150 South Delaware Street,
San Mateo, California 94403

(888) 858-2569

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Corporate Secretary must

111	2025 Proxy Statement

receive the written proposal at our principal executive offices not later than December 11, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The address of our principal executive offices is:

Roblox Corporation
Attention: Corporate Secretary
3150 South Delaware Street
San Mateo, California 94403

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

◼	not earlier than January 29, 2026; and
◼	not later than February 28, 2026.

In the event that we hold the 2026 annual meeting of stockholders more than 25 days from the one-year anniversary of the Annual Meeting, a notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by the Corporate Secretary at our principal executive offices:

◼	not earlier than the 120th day prior to the 2026 annual meeting of stockholders; and
◼	not later than the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

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Recommendation or Nomination of Director Candidates

Holders of 1% of our fully diluted capitalization for at least 12 months prior to the submission of the recommendation may recommend director candidates for consideration by our NCGC. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Chief Legal Officer or legal department at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors—Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the requirements of our amended and restated bylaws, stockholders who intend to nominate directors other than the directors we have nominated, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Availability of bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov or on our investor relations website at http://ir.roblox.com/governance/governance-documents. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

113	2025 Proxy Statement

Other Matters

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2024, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements, except a Form 4 reflecting a distribution to Anthony Lee on November 8, 2024, a Form 4 reflecting two distributions to Anthony Lee on May 4, 2024 and August 16, 2024, a Form 4 form reflecting a gift by Gregory Baszucki on August 9, 2024 and a Form 4 reflecting certain transactions inadvertently made on behalf of Manual Bronstein from October 1, 2021 through May 9, 2024.

Fiscal Year 2024 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2024 are included in our Annual Report on Form 10-K, which was filed with the SEC and which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at ir.roblox.com and are available from the SEC on its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Roblox Corporation, Attention: Investor Relations, 3150 South Delaware Street, San Mateo, California 94403.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

The Board of Directors
San Mateo, California
April 17, 2025

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APPENDIX A

Reincorporation Resolutions

Reincorporation of the Company to the State of Nevada by Conversion

WHEREAS, the Board of Directors (the “Board”) of Roblox Corporation (the “Company”) previously authorized and empowered the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) to consider, evaluate, and determine whether it would be in the best interests of the Company and its stockholders to change the Company’s corporate domicile;

WHEREAS, the NCG Committee considered various factors during its evaluation of a potential reincorporation of the Company, including prior and ongoing Delaware law developments, a comparison of pertinent aspects of the corporate laws of Delaware, Nevada, Texas, and Florida, implications for the Company’s stockholders as to their economic, governance, and litigation rights, benefits for the Company and its stockholders in a reincorporation and any potential drawbacks, and the predictability and stability of Nevada’s statute-based legal approach compared to Delaware’s approach;

WHEREAS, following its evaluation of a potential reincorporation of the Company, the NCG Committee reported its conclusions to the Board, determined that a reincorporation of the Company from the State of Delaware to the State of Nevada was in the best interests of the Company and its stockholders, and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;

WHEREAS, having discussed and considered the NCG Committee’s recommendation, the Board has determined that it is in the best interests of the Company and its stockholders to approve and effect a reincorporation of the Company from the State of Delaware to the State of Nevada by way of a conversion pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), which Plan of Conversion includes the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, all as further reflected in the draft management proposal (the “Nevada Reincorporation Proposal”) attached hereto as Exhibit D to be included in the Company’s proxy statement for its annual meeting of stockholders to approve the Nevada Reincorporation (including any adjournments or postponements thereof, the “Annual Meeting”);

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation Proposal and the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation at the Annual Meeting, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of Section NRS 92A.205 and 92A.230 (the “Articles of Conversion”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.0001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.0001 per share, of the Converted Corporation;

WHEREAS, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time; and

WHEREAS, all shares of Class A Common Stock and Class B Common Stock of the Company reserved for issuance pursuant to the terms of any Convertible Security shall, from and after the Effective Time, constitute shares of Class A Common Stock and Class B Common Stock of the Converted Corporation reserved for issuance pursuant thereto.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents.

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms as follows, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

Christopher Carvalho	Class I
Jason Kilar	Class I
Gina Mastantuono	Class I
David Baszucki	Class II
Gregory Baszucki	Class II
Anthony P. Lee	Class III
Andrea Wong	Class III

RESOLVED FURTHER, that the initial term of office of the Class II directors shall expire at the Converted Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class III directors shall expire at the Converted Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Converted Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, David Baszucki shall continue to serve as the chair of the board of directors of the Converted Corporation and Anthony P. Lee shall continue to serve as the lead independent director of the board of directors of the Converted Corporation, in each case at the pleasure of the board of directors of the Converted Corporation.

RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Annual Meeting.

RESOLVED FURTHER, that the Board hereby unanimously recommends a vote “FOR” the Nevada Reincorporation Proposal, including, without limitation, the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents), and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Annual Meeting.

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation Proposal at the Annual Meeting, including, without limitation, the approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, at the Annual Meeting, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion; (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Annual Meeting of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation.

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

APPENDIX B

PLAN OF CONVERSION

OF

ROBLOX Corporation

This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2025 to convert Roblox Corporation, a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Roblox Corporation” (the “Converted Entity”).

1.Converting Entity.  The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2.Converted Entity.  The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”).  The name of the Converted Entity shall be Roblox Corporation.

3.The Conversion.  The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.

4.Filing of Conversion Documents; Effective Time.  As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205  and NRS 92A.230 (the “Articles of Conversion”) and articles of incorporation of the Converted Entity (the “Articles of Incorporation”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion.  The Conversion shall become effective at the time of filing or at such later time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).

5.Articles of Incorporation and Bylaws.  At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6.Directors and Officers.  At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7.Effect on Capital Stock of Converting Entity.  At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.0001 per share, of the Converted Entity; and (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.0001 per share, of the Converted Entity.  At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8.Effect on Other Securities of Converting Entity.  At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock or Class B Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9.Conditions Precedent.  Completion of the Conversion is subject to the following conditions:

(a)the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion following consideration of various factors, including prior and ongoing Delaware law developments, a comparison of pertinent aspects of the corporate laws of Delaware and other states, implications for the Company’s stockholders as to their economic, governance and litigation rights, and the predictability and stability of Nevada’s statute-based legal approach, shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b)other than the filing of the Articles of Conversion, the Articles of Incorporation and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.

10.Effect of Conversion.  From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11.Record of Conversion.  A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12.Termination; Abandonment.  At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders.  In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13.Plan of Reorganization.  It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law).  This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Roblox Corporation

By:
Name:
Its:

APPENDIX C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ROBLOX CORPORATION

a Delaware corporation

Roblox Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

A.The original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on March 23, 2004.

B.This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors of the Company (the “Board of Directors”) and has been duly approved by the written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.

C.The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Company is Roblox Corporation.

ARTICLE II

The address of the Company’s registered office in the State of Delaware is 3500 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Incorporating Services, Ltd.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 1.This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 5,100,000,000 shares. The total number of shares of Common Stock authorized to be issued is 5,000,000,000 shares, $0.0001 par value per share, of which 4,935,000,000 shares are designated as a series of Common Stock denominated Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and 65,000,000 shares of which are designated as a series of Common Stock denominated Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”). The total number of shares of Preferred Stock authorized to be issued is 100,000,000 shares, $0.0001 par value per share.

Section 2.Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and Class B Common Stock will vote together and not as separate series or classes. Each holder of shares of Class A Common Stock will be entitled to one (1) vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters. Each holder of shares of Class B Common Stock will be entitled to twenty (20) votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

Section 3.The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of

Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Amended and Restated Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5.The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding or, in the case of a series of Common Stock, such series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section 10 of this ARTICLE IV) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote of any holders of one or more series of Preferred Stock is required pursuant to the terms of any certificate of designation relating to any series of Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Section 6.Except as otherwise provided in this Amended and Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and any liquidation, dissolution or winding up of the Company but excluding voting and other matters as described in Section 2 of ARTICLE IV above), share ratably and be identical in all respects as to all matters, including as follows:

(a)Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Any dividends paid to the holders of shares of Class A Common Stock and Class B Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable series of Common Stock treated adversely, voting separately as a class.

(b)The Company shall not declare or pay any dividend or make any other distribution to the holders of Class A Common Stock or Class B Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, are declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, are declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Company from declaring and paying dividends or other distributions payable in shares of one series of Common Stock or rights to acquire one series of Common Stock to holders of all series of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock and the Class B Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock and Class B Common Stock.

(c)If the Company in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock and Class B Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock and Class B Common Stock, each voting separately as a class.

Section 7.The Class B Common Stock will be convertible into Class A Common Stock as follows:

(a)Each outstanding share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

(b)With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(i)on the affirmative election, in writing or by electronic transmission, of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);

(ii)on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer; or

(iii)with respect to Class B Common Stock over which the spouse of the Founder has Voting Control, upon the earlier of (i) the legal dissolution or termination of the marriage, or (ii) the effectiveness of a marital settlement agreement, in either case of clause (i) or (ii) if and only if the Founder’s spouse receives or retains sole and exclusive Voting Control of such shares of Class B Common Stock, and not if the spouse of the Founder has granted a proxy or otherwise entered into a voting trust, agreement or arrangement granting exclusive Voting Control with respect to such shares to the Founder, and such proxy or other arrangement continues in full force and effect.

Section 8.The Company may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Company as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.

Section 9.In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section 7 of this ARTICLE IV, such conversion(s) shall be deemed to have been made at the time that the event described in Section 7(b) of this ARTICLE IV, as applicable, occurred or immediately upon the Final Conversion Date, subject in all cases to any transition periods specifically provided for in this Amended and Restated Certificate of Incorporation. Upon any conversion of Class B Common Stock to Class A Common Stock in accordance with this Amended and Restated Certificate of Incorporation, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

Section 10.The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.

Section 11.No share or shares of Class B Common Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Company shall be authorized to issue.

Section 12.The following terms, where capitalized in this Amended and Restated Certificate of Incorporation, shall have the meanings ascribed to them in this Section.

(a)“Acquisition” means (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section 12(a) of Article IV, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Company is a party in which shares of the Company are transferred such that in excess of fifty percent (50%) of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

(b)“Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(c)“Disability” means, with respect to David Baszucki, an event that results in Mr. Baszucki’s inability to perform the material duties of his employment by reason of any medically determinable physical or mental impairment that can be expected to result in death within nine months or can be expected to last for a continuous period of not less than nine months, as determined by a licensed physician jointly selected by a majority of the Company’s Independent Directors and Mr. Baszucki. If Mr. Baszucki is incapable of selecting a licensed physician, then Mr. Baszucki’s spouse shall make the selection on his behalf, or in the absence or incapacity of Mr. Baszucki’s spouse, Mr. Baszucki’s parents shall make the selection on his behalf, or in the absence of parents of Mr. Baszucki, a natural person then acting as the successor trustee of a revocable living trust which was created by Mr. Baszucki and which holds more shares of all classes of capital stock of the Company than any other revocable living trust created by Mr. Baszucki shall make the selection on his behalf, or in absence of any such successor trustee, the legal guardian or conservator of the estate of Mr. Baszucki shall make the selection on his behalf.

(d)“Final Conversion Date” means:

(i)the date fixed by the Board of Directors that is no less than 61 days and no more than 180 days following the first time after the effectiveness of this Amended and Restated Certificate of Incorporation that the number of outstanding shares of Class B Common Stock is less than 17,186,191 (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like);

(ii)the close of business on the date that is the fifteen (15) year anniversary of the first day of trading of shares of capital stock of the Company on any Securities Exchange pursuant to an effective registration statement under the Securities Act (or a registration statement under similar securities laws of any foreign jurisdiction, to the extent applicable);

(iii)the date (including a date or time determined by the happening of a future event) specified by written consent or agreement of the holders of at least 66 2/3% of the then outstanding shares of Class B Common Stock;

(iv)the close of business on the date that is nine (9) months after the Founder’s voluntarily resignation from any and all positions he may hold as an officer or director of the Company; or

(v)the close of business on the date that is nine (9) months after the death or Disability of the Founder.

(e)“Founder” means David Baszucki.

(f)“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the Listing Standards.

(g)“Liquidation Event” means any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

(h)“Listing Standards” means (i) the requirements of any Securities Exchange under which the Company’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Company’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

(i)“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

(j)“Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Section 12(k)(ii) of this ARTICLE IV with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section 12(k) of this ARTICLE IV applicable to such Permitted Entity.

(k)“Permitted Transfer” means

(i)with respect to the Founder, any Transfer of a share of Class B Common Stock from the Founder, from the Founder’s Permitted Entities, or from the Founder’s Permitted Transferees, to the Founder’s estate as a result of the Founder’s death, to any Permitted Entity of the Founder or to any Permitted Transferee of the Founder; and

(ii)any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of the Permitted Entities listed below and from any of the Permitted Entities listed below to such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities:

(A)a trust for the benefit of such Qualified Stockholder or persons other than the Qualified Stockholder so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, no longer collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(B)a trust under the terms of which a Qualified Stockholder has retained a “qualified interest” within the meaning of Section 2702(b)(1) of the Internal Revenue Code or a reversionary interest so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, no longer collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(C)an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(D)a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in such corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(E)a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(F)a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(G)any charitable organization, foundation or similar entity established by a Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively, no longer have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity, each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (A), (B) or (C) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (A), (B) or (C) above, as the case may be, are otherwise satisfied.

(l)“Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

(m)“Qualified Stockholder” means (a) each registered holder of any shares of Class B Common Stock that are outstanding as of the effectiveness of this Amended and Restated Certificate of Incorporation; and (b) each Permitted Transferee.

(n)“Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market, or other nationally or internationally-recognized securities exchange as approved by the Board of Directors.

(o)“Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder if there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the holders of such voting power as of the effectiveness of this Amended and Restated Certificate of Incorporation no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(i)granting a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate of Incorporation;

(ii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Company, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(iii)pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(iv)granting a proxy by the Founder, the Founder’s Permitted Entities or the Founder’s Permitted Transferees to a person designated by the Board of Directors to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by the Founder, the Founder’s Permitted Entities or the Founder’s Permitted Transferees, or over which the Founder has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of the Founder or (ii) during any Disability of the Founder, including the exercise of such proxy by the person designated by the Board of Directors;

(v)entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(vi)the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a “Permitted Transfer”; and

(vii)entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by a majority of the Independent Directors then in office.

(p)“Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.

ARTICLE V

Section 1.Subject to the rights of holders of Preferred Stock, the number of directors that constitutes the entire Board of Directors of the Company shall be fixed only by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships. At each annual meeting of stockholders, directors of the Company shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

Section 2.From and after the effectiveness of this Amended and Restated Certificate of Incorporation, the directors of the Company (other than any who may be elected by holders of Preferred Stock under specified circumstances) shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. Directors already in office shall be assigned to each class at the time such classification becomes effective in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is changed, any newly created directorships or decrease in directorships shall be so apportioned hereafter among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

Section 1.From and after the effectiveness of this Amended and Restated Certificate of Incorporation, only for so long as the Board of Directors is classified and subject to the rights of holders of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors.

Section 2.Except as otherwise provided for or fixed by or pursuant to the provisions of ARTICLE IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances or except as otherwise provided by resolution of a majority of the Whole Board, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Company, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 1.The Company is to have perpetual existence.

Section 2.The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Company, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Company.

Section 3.In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Company. The affirmative vote of at least a majority of the Whole Board shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Company’s Bylaws. The Company’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Company. Notwithstanding the above or any other provision of this Amended and Restated Certificate of Incorporation, the Bylaws of the Company may not be amended, altered or repealed except in accordance with the provisions of the Bylaws relating to amendments to the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Company that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 4.The election of directors need not be by written ballot unless the Bylaws of the Company shall so provide.

Section 5.No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 1.From and after the closing of a firm commitment underwritten initial public offering of securities of the Company pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, and subject to the rights of holders of Preferred Stock, from and after the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company may be taken without a meeting only if the action is first recommended or approved by the Board of Directors.

Section 2.Subject to the terms of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 3.Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner and to the extent provided in the Bylaws of the Company.

ARTICLE IX

Section 1.To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2.Subject to any provisions in the Bylaws of the Company related to indemnification of directors of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

Section 3.The Company shall have the power to indemnify, to the extent permitted by applicable law, any officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 4.Neither any amendment nor repeal of any Section of this ARTICLE IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Company may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places or in such manner or manners as may be designated from time to time by the Board of Directors or in the Bylaws of the Company.

ARTICLE XI

The Company reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board and the affirmative vote of 66 2/3% of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 3 of ARTICLE IV, Section 2 of ARTICLE V, Section 1 of ARTICLE VI, Section 2 of ARTICLE VI, Section 5 of ARTICLE VII, Section 1 of ARTICLE VIII, Section 2 of ARTICLE VIII, Section 3 of ARTICLE VIII or this ARTICLE XI of this Amended and Restated Certificate of Incorporation.

IN WITNESS WHEREOF, Roblox Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the President and Chief Executive Officer of the Company on this 2nd day of March 2021.

By:	/s/ David Baszucki
David Baszucki
President and Chief Executive Officer

APPENDIX D

AMENDED AND RESTATED BYLAWS OF

ROBLOX CORPORATION

(initially adopted on April 6, 2004)

(as amended on September 14, 2023)

BYLAWS

OF

ROBLOX CORPORATION

ARTICLE I - CORPORATE OFFICES

1.1REGISTERED OFFICE

The registered office of Roblox Corporation (the “Company”) shall be fixed in the Company’s certificate of incorporation, as the same may be amended from time to time.

1.2OTHER OFFICES

The Company may at any time establish other offices.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1PLACE OF MEETINGS

Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law or any successor legislation (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The Board of Directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3SPECIAL MEETING

(a)A special meeting of the stockholders, other than as required by statute, may be called at any time by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors, (iii) the chief executive officer or (iv) the president, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors, the chief executive officer or the president. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4ADVANCE NOTICE PROCEDURES

(a)Annual Meetings of Stockholders.

(i)Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors, or any committee thereof that has been formally delegated authority to nominate such persons or propose such business pursuant to a resolution adopted by a majority of the Whole Board; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii)For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary of the Company (the “Secretary”) and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day and no later than 5:00 p.m., Pacific time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders as first specified in the Company’s notice of such annual meeting (without regard to any adjournment, rescheduling, postponement or other delay of such annual meeting occurring after such notice was first sent). However, if no annual meeting of stockholders was held in the preceding year, or if the date of the annual meeting for the current year has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling, postponement or other delay of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the annual meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Company no later than 5:00 p.m., Pacific time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, Section 14 or Section 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”) or by such other means as is reasonably designed to inform the public or stockholders of the Company in general of such information, including posting on the Company’s investor relations website.

(iii)A stockholder’s notice to the Secretary must set forth:

(1)as to each person whom the stockholder proposes to nominate for election as a director:

(A)such person’s name, age, business address, residence address and principal occupation or employment;

(B)the class and number of shares of the Company that are held of record or are beneficially owned by such person and any (i) Derivative Instruments (as defined below) held or beneficially owned by such person, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person with respect to the Company’s securities;

(C)all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the 1934 Act;

(D)such person’s written consent (x) to being named as a nominee of such stockholder, (y) to being named in the Company’s form of proxy pursuant to Rule 14a-19 under the 1934 Act and (z) to serving as a director of the Company if elected;

(E)any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); and

(F)a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate or associate were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant;

(2)as to any other business that the stockholder proposes to bring before the annual meeting:

(A)a brief description of the business desired to be brought before the annual meeting;

(B)the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws);

(C)the reasons for conducting such business at the annual meeting;

(D)any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E)all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other persons (including their names) in connection with the proposal of such business by such stockholder; and

(3)as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner, and of their respective affiliates or associates or others acting in concert with them;

(B)for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C)any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D)any (i) agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”) including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities;

(E)any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them has a right to vote any shares of any security of the Company;

(F)any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them that are separated or separable from the underlying security;

(G)any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(H)any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including any such interests held by members of the immediate family of such persons sharing the same household;

(I)any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(J)any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

(K)any material pending or threatened legal proceeding in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a party or material participant involving the Company or any of its officers, directors or affiliates;

(L)any material relationship between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, on the one hand, and the Company or any of its officers, directors or affiliates, on the other hand;

(M)a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such nomination or other business before the annual meeting;

(N)a representation and undertaking as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee (which representation and undertaking must include a statement as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 of the 1934 Act); or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(O)any other information relating to such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business, that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(P)such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

(iv)In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the annual meeting and as of the date that is 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof; and (2) to provide any additional information that the Company may reasonably request. Any such update and supplement or additional information (including, if requested pursuant to Section 2.4(a)(iii)(3)(P)) must be received by the Secretary at the principal executive offices of the Company (A) in the case of a request for additional information, promptly following a request therefor, which response must be received by the Secretary not later than such reasonable time as is specified in any such request from the Company; or (B) in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the annual meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the annual meeting or any adjournment, rescheduling, postponement or other delay thereof (in the case of any update or supplement required to be made as of 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof). No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Company with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Company with all information or notices required by Rule 14a-19), then the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Company and counted for the purposes of determining quorum. For the avoidance of doubt, the obligation to update and supplement, or provide additional information or evidence, as set forth in these bylaws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines pursuant to these bylaws or enable or be deemed to permit a stockholder who has previously submitted notice pursuant to these bylaws to amend or update any nomination or to submit any new nomination. No disclosure pursuant to these bylaws will be required with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the stockholder submitting a notice pursuant to this Section 2.4 solely because such broker, dealer, commercial bank, trust company or other nominee has been directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(b)Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b) (with such procedures that the Company deems to be applicable to such special meeting). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., Pacific time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling, postponement or other delay of a special meeting or any announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of Section 2.4(a)(iii), with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this final sentence of this Section 2.4(b).

(c)Other Requirements and Procedures.

(i)To be eligible to be a nominee of any stockholder for election as a director of the Company, the proposed nominee must provide to the Secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1)a signed and completed written questionnaire (in the form provided by the Secretary at the written request of the nominating stockholder, which form will be provided by the Secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4)a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance, conflict of interest, confidentiality, stock ownership and trading guidelines, and other policies and guidelines applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary will provide to such proposed nominee all such policies and guidelines then in effect); and

(5)a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii)At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the Secretary the information that is required to be set forth in a stockholder’s notice of nomination pertaining to such nominee.

(iii)No person will be eligible to be nominated by a stockholder for election as a director of the Company, or to be seated as a director of the Company, unless nominated and elected in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv)The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that other proposed business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v)Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

(vi)Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii)Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL, and such notice shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6QUORUM

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7ADJOURNED MEETING; NOTICE

Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors and the chief executive officer), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder as of the applicable record date that has voting power upon the matter in question.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the outstanding shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series.

2.10STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise provided in the Company’s certificate of incorporation and subject to the rights of holders of preferred stock of the Company, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

2.11RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date for determining the stockholders entitled to notice of a meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL; provided that such authorization shall set forth, or be delivered with information enabling the Company to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Company shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company.

2.14INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.

Such inspectors shall:

(a)ascertain the number of shares outstanding and the voting power of each;

(b)determine the shares represented at the meeting and the validity of proxies and ballots;

(c)count all votes and ballots;

(d)determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Company shall be divided into three classes.

3.4RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of preferred stock of the Company, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the president, or the Secretary or by a majority of the Whole Board; provided that the person(s) authorized to call a special meeting of the Board of Directors may authorize another person or persons to send notice of such meeting.

Notice of the time and place of special meetings shall be:

(a)	delivered personally by hand, by courier or by telephone;
(b)	sent by United States first-class mail, postage prepaid;
(c)	sent by facsimile;
(d)	sent by electronic mail; or
(e)	otherwise given by electronic transmission (as defined in Section 232 of the DGCL),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, except as may otherwise be expressly provided herein or therein and denoted with the phrase “notwithstanding the final paragraph of Section 3.8 of the bylaws” or language to similar effect, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same form as the minutes are maintained.

3.10FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company in the manner specified in the certificate of incorporation and applicable law. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Company.

4.2COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3MEETINGS AND ACTION OF COMMITTEES

Unless otherwise specified by the Board of Directors, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

(a)	Section 3.5 (place of meetings and meetings by telephone);
(b)	Section 3.6 (regular meetings);
(c)	Section 3.7 (special meetings and notice);
(d)	Section 3.8 (quorum; voting);
(e)	Section 3.9 (action without a meeting); and
(f)	Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board of Directors and its members. However, (i) the time and place of regular meetings of committees or subcommittees may be determined either by resolution of the Board of Directors or by resolution of the committee or subcommittee; (ii) special meetings of committees or subcommittees may also be called by resolution of the Board of Directors or the committee or the subcommittee; and (iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members who shall have the right to attend all meetings of the committee or subcommittee. The Board of Directors or a committee or subcommittee may also adopt other rules for the government of any committee or subcommittee.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1OFFICERS

The officers of the Company shall be a president and a secretary. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower any officer to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.

5.4REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of the Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7AUTHORITY AND DUTIES OF OFFICERS

Each officer of the Company shall have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Company in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Company shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4DIVIDENDS

The Board of Directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

6.7REGISTERED STOCKHOLDERS

The Company:

(a)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and

(b)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.

7.2NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3SUCCESSFUL DEFENSE

To the extent that a present or former director or officer (for purposes of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the Company has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Company may indemnify any other person who is not a present or former director or officer of the Company against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

8.6LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, in either case as required under any clawback or compensation recovery policy adopted by the Company, applicable securities exchange and association listing requirements, including those adopted in accordance with Rule 10D-1 under the 1934 Act and/or the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of

2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise required to be made under Section 8.7 or (iv) otherwise required by applicable law; or

(e)if prohibited by applicable law.

8.7DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9INSURANCE

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting entity, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time) or (d) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination).

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities, including, for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant.

Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Section 9.5. This provision shall be enforceable by any party to a claim covered by the provisions of this Section 9.5. For the avoidance of doubt, nothing contained in this Section 9.5 shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Section 3.1, Section 3.2, Section 3.4, Section 3.11, Article VIII, Section 9.5 or this Article X (including any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw). The Board of Directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

APPENDIX E

ARTICLES OF INCORPORATION

OF

ROBLOX CORPORATION

a Nevada corporation

ARTICLE I

The name of the company is Roblox Corporation (the “Company”). The Company is the resulting entity in the conversion of Roblox Corporation, a Delaware corporation, into a Nevada corporation and is the continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time, the “NRS”) Chapter 92A.

ARTICLE II

The registered office of the Company shall be the street address of its registered agent in the State of Nevada.  The Company may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Company may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV

Section 1.This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 5,100,000,000 shares. The total number of shares of Common Stock authorized to be issued is 5,000,000,000 shares, $0.0001 par value per share, of which 4,935,000,000 shares are designated as a series of Common Stock denominated Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”), and 65,000,000 shares of which are designated as a series of Common Stock denominated Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”). The total number of shares of Preferred Stock authorized to be issued is 100,000,000 shares, $0.0001 par value per share.

Section 2.Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and Class B Common Stock will vote together and not as separate series or classes. Each holder of shares of Class A Common Stock will be entitled to one (1) vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters. Each holder of shares of Class B Common Stock will be entitled to twenty (20) votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

Section 3.The Preferred Stock may be designated and established from time to time in one or more series pursuant to a resolution or resolutions providing for the same duly adopted by the board of directors of the Company (the “Board of Directors”) (authority to do so being hereby expressly vested in the Board of Directors) and the filing of a certificate of designation in the office of the Nevada Secretary of State. The Board of Directors is further authorized, subject to any limitations prescribed by law, to fix the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of authorized shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in these articles of incorporation (as amended and/or restated from time to time, these “Articles of Incorporation”), including any certificate of designation originally fixing the number of authorized shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of authorized shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to be retired and restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

Section 4.Except as otherwise required by law or provided in these Articles of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to these Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5.The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding or, in the case of a series of Common Stock, such series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section 10 of this ARTICLE IV) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote of any holders of one or more series of Preferred Stock is required pursuant to the terms of any certificate of designation relating to such series of Preferred Stock, irrespective of the provisions of NRS 78.2055(3), 78.207(3) and 78.390(2) (and any separate class vote in this regard pursuant to such sections of the NRS is hereby specifically denied).

Section 6.Except as otherwise provided in these Articles of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and other distributions, and any liquidation, dissolution or winding up of the Company, but excluding voting and other matters as described in Section 2 of ARTICLE IV above), share ratably and be identical in all respects as to all matters, including as follows:

(a)Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends and other distributions, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends and other distributions as may be declared from time to time by the Board of Directors. Any dividends paid to the holders of shares of Class A Common Stock and Class B Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable series of Common Stock treated adversely, voting separately as a class.

(b)The Company shall not declare or pay any dividend or make any other distribution to the holders of Class A Common Stock or Class B Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, are declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, are declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Company from declaring and paying dividends or other distributions payable in shares of one series of Common Stock or rights to acquire one series of Common Stock to holders of all series of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock and the Class B Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock and Class B Common Stock.

(c)If the Company in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock and Class B Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock and Class B Common Stock, each voting separately as a class.

Section 7.The Class B Common Stock will be convertible into Class A Common Stock as follows:

(a)Each outstanding share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

(b)With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(i)on the affirmative election, in writing, of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);

(ii)on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer; or

(iii)with respect to Class B Common Stock over which the spouse of the Founder has Voting Control, upon the earlier of (i) the legal dissolution or termination of the marriage, or (ii) the effectiveness of a marital settlement agreement, in either case of clause (i) or (ii) if and only if the Founder’s spouse receives or retains sole and exclusive Voting Control of such shares of Class B Common Stock, and not if the spouse of the Founder has granted a proxy or otherwise entered into a voting trust, agreement or arrangement granting exclusive Voting Control with respect to such shares to the Founder, and such proxy or other arrangement continues in full force and effect.

Section 8.The Company may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Company as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.

Section 9.In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section 7 of this ARTICLE IV, such conversion(s) shall be deemed to have been made at the time that the event described in Section 7(b) of this ARTICLE IV, as applicable, occurred or immediately upon the Final Conversion Date, subject in all cases to any transition periods specifically provided for in these Articles of Incorporation. Upon any conversion of Class B Common Stock to Class A Common Stock in accordance with these Articles of Incorporation, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

Section 10.The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Company will take such corporate action as may be necessary under the NRS to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.

Section 11.No share or shares of Class B Common Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be and hereby are automatically cancelled, retired and eliminated from the shares that the Company shall be authorized to issue.

Section 12.The following terms, where capitalized in these Articles of Incorporation, shall have the meanings ascribed to them in this Section.

(a)“Acquisition” means (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section 12(a) of ARTICLE IV, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Company is a party in which shares of the Company are transferred such that in excess of fifty percent (50%) of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

(b)“Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(c)“Disability” means, with respect to David Baszucki, an event that results in Mr. Baszucki’s inability to perform the material duties of his employment by reason of any medically determinable physical or mental impairment that can be expected to result in death within nine months or can be expected to last for a continuous period of not less than nine months, as determined by a licensed physician jointly selected by a majority of the Company’s Independent Directors and Mr. Baszucki.  If Mr. Baszucki is incapable of selecting a licensed physician, then Mr. Baszucki’s spouse shall make the selection on his behalf, or in the absence or incapacity of Mr. Baszucki’s spouse, Mr. Baszucki’s parents shall make the selection on his behalf, or in the absence of parents of Mr. Baszucki, a natural person then acting as the successor trustee of a revocable living trust which was created by Mr. Baszucki and which holds more shares of all classes of capital stock of the Company than any other revocable living trust created by Mr. Baszucki shall make the selection on his behalf, or in absence of any such successor trustee, the legal guardian or conservator of the estate of Mr. Baszucki shall make the selection on his behalf.

(d)“Final Conversion Date” means:

(i)the date fixed by the Board of Directors that is no less than 61 days and no more than 180 days following the first time that the number of outstanding shares of Class B Common Stock is less than 17,186,191 (as adjusted for any stock splits, share dividends, combinations, subdivisions, recapitalizations or the like);

(ii)the close of business on March 10, 2036;

(iii)the date (including a date or time determined by the happening of a future event) specified by written consent or agreement of the holders of at least 66 2/3% of the then outstanding shares of Class B Common Stock;

(iv)the close of business on the date that is nine (9) months after the Founder’s voluntarily resignation from any and all positions he may hold as an officer or director of the Company; or

(v)the close of business on the date that is nine (9) months after the death or Disability of the Founder.

(e)“Founder” means David Baszucki.

(f)“Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the Listing Standards.

(g)“Liquidation Event” means any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

(h)“Listing Standards” means (i) the requirements of any Securities Exchange under which the Company’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Company’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

(i)“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

(j)“Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Section 12(k)(ii) of this ARTICLE IV with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section 12(k) of this ARTICLE IV applicable to such Permitted Entity.

(k)“Permitted Transfer” means

(i)with respect to the Founder, any Transfer of a share of Class B Common Stock from the Founder, from the Founder’s Permitted Entities, or from the Founder’s Permitted Transferees, to the Founder’s estate as a result of the Founder’s death, to any Permitted Entity of the Founder or to any Permitted Transferee of the Founder; and

(ii)any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of the Permitted Entities listed below and from any of the Permitted Entities listed below to such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities:

(A)a trust for the benefit of such Qualified Stockholder or persons other than the Qualified Stockholder so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, no longer collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(B)a trust under the terms of which a Qualified Stockholder has retained a “qualified interest” within the meaning of Section 2702(b)(1) of the Internal Revenue Code or a reversionary interest so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, no longer collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(C)an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(D)a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in such corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(E)a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(F)a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(G)any charitable organization, foundation or similar entity established by a Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder and/or a spouse of the Founder, if applicable, collectively, no longer have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity, each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (A), (B) or (C) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (A), (B) or (C) above, as the case may be, are otherwise satisfied.

(l)“Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

(m)“Qualified Stockholder” means (a) each registered holder of any shares of Class B Common Stock that are outstanding as of the effectiveness of these Articles of Incorporation; and (b) each Permitted Transferee.

(n)“Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market, or other nationally or internationally-recognized securities exchange as approved by the Board of Directors.

(o)“Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control over such share by proxy or otherwise.  A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder if there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the holders of such voting power as of the effectiveness of these Articles of Incorporation no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity.  Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(i)granting a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by these Articles of Incorporation;

(ii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Company, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(iii)pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise

Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(iv)granting a proxy by the Founder, the Founder’s Permitted Entities or the Founder’s Permitted Transferees to a person designated by the Board of Directors to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by the Founder, the Founder’s Permitted Entities or the Founder’s Permitted Transferees, or over which the Founder has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of the Founder or (ii) during any Disability of the Founder, including the exercise of such proxy by the person designated by the Board of Directors;

(v)entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(vi)the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a “Permitted Transfer”; and

(vii)entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by a majority of the Independent Directors then in office.

(p)“Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.

ARTICLE V

Section 1.Subject to the rights of holders of Preferred Stock, the number of directors that constitutes the entire Board of Directors of the Company shall be fixed only by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of these Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships. At each annual meeting of stockholders, directors of the Company shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the NRS.

Section 2.The directors of the Company (other than any who may be elected by holders of Preferred Stock under specified circumstances) shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III.  At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is changed, any newly created directorships or decrease in directorships shall be so apportioned hereafter among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.As of the effective date of these Articles of Incorporation, the Board of Directors comprises the seven individuals set forth below:

Christopher Carvalho	Class I
Jason Kilar	Class I
Gina Mastantuono	Class I
David Baszucki	Class II
Gregory Baszucki	Class II
Anthony P. Lee	Class III
Andrea Wong	Class III

As of the effective date of these Articles of Incorporation, each director (i) is classified as indicated above opposite such director’s name and (ii) has the following as his or her business address with respect to the Corporation: 3150 South Delaware Street, San Mateo, CA  94403 USA.

ARTICLE VI

Section 1.For so long as the Board of Directors is classified and subject to the rights of holders of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors.

Section 2.Except as otherwise provided for or fixed by or pursuant to the provisions of ARTICLE IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances or except as otherwise provided by resolution of a majority of the Whole Board, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Company, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 1.The Company is to have perpetual existence.

Section 2.The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the Bylaws of the Company, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Company.

Section 3.In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Company. The affirmative vote of at least a majority of the Whole Board shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Company’s Bylaws. The Company’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Company. Notwithstanding the above or any other provision of these Articles of Incorporation, however, the Bylaws of the Company may not be amended, altered or repealed except in accordance with the provisions of the Bylaws relating to amendments to the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Company that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 4.The election of directors need not be by written ballot unless the Bylaws of the Company shall so provide.

Section 5.No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 1.From and after March 2, 2021, and subject to the rights of holders of Preferred Stock, from and after the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.  Subject to the rights of the holders of any series of Preferred Stock, before the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company may be taken by written consent without a meeting only if the action is first recommended or approved by the Board of Directors.

Section 2.Subject to the terms of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 3.Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner and to the extent provided in the Bylaws of the Company.

ARTICLE IX

Section 1.To the fullest extent permitted by the NRS, a director or officer of the Company shall not be individually liable to the Company or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, including for any breach of fiduciary duties. If the NRS is amended to authorize corporate action further eliminating or limiting the individual liability of directors and officers, then the liability of a director and officer of the Company shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Section 2.Subject to any provisions in the Bylaws of the Company related to indemnification of directors of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), any director of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

Section 3.The Company shall have the power to indemnify, to the extent permitted by applicable law, any officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 4.Neither any amendment nor repeal of any Section of this ARTICLE IX, nor the adoption of any provision of these Articles of Incorporation or the Bylaws of the Company inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Nevada, as the Bylaws may provide. The books of the Company may be kept (subject to any provision of applicable law) outside of the State of Nevada at such place or places or in such manner or manners as may be designated from time to time by the Board of Directors or in the Bylaws of the Company.

ARTICLE XI

The Company reserves the right to amend or repeal any provision contained in these Articles of Incorporation in the manner prescribed by the laws of the State of Nevada and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board and the affirmative vote of 66 2/3% of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 3 of ARTICLE IV, Section 2 of ARTICLE V, Section 1 of ARTICLE VI, Section 2 of ARTICLE VI, Section 5 of ARTICLE VII, Section 1 of ARTICLE VIII, Section 2 of ARTICLE VIII, Section 3 of ARTICLE VIII or this ARTICLE XI of these Articles of Incorporation.

ARTICLE XII

The Company shall not be subject to, and hereby expressly elects not to be governed by, any of the provisions of NRS 78.411 to 78.444, inclusive (or any successor statutes thereto).

ARTICLE XIII

To the fullest extent permitted by the NRS and not inconsistent with any applicable laws of the United States, any and all internal actions (as defined in NRS 78.046(4)(c)) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. The foregoing requirement, upon and during its effectiveness, shall conclusively operate as a waiver of the right of trial by jury by each party to any internal action to which such requirement applies.

ARTICLE XIV

Section 1.If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles of Incorporation (including, without limitation, each such portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from individual liability to the fullest extent permitted under Nevada law.

Section 2.To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Company shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles of Incorporation, (b) the Bylaws and (c) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.

* * * * *

APPENDIX F

BYLAWS OF ROBLOX CORPORATION

(Adopted as of [●], 2025)

BYLAWS

OF

ROBLOX CORPORATION

ARTICLE I - CORPORATE OFFICES

1.1REGISTERED OFFICE

The registered office of Roblox Corporation (the “Company”) shall be the office address of the registered agent of the Company in the State of Nevada.

1.2OTHER OFFICES

The Company may at any time establish other offices either within or outside of the State of Nevada.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1PLACE OF MEETINGS

Meetings of stockholders shall be held at a physical location, if any, within or outside the State of Nevada, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall be held solely and exclusively and not at any physical location, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication as authorized by Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.320(4)-(6). Participation in a meeting by remote communication constitutes presence in person at the meeting.  In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2ANNUAL MEETING

The annual meeting of stockholders shall be held on such date and at such time as may be designated by the Board of Directors. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws (as amended from time to time, these “Bylaws”), may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3SPECIAL MEETING

(a)A special meeting of the stockholders, other than as required by statute, may be called at any time by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors, (iii) the chief executive officer or (iv) the president, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors, the chief executive officer or the president. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4ADVANCE NOTICE PROCEDURES

(a)Annual Meetings of Stockholders.

(i)Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors, or any committee thereof that has been formally delegated authority to nominate such persons or propose such business pursuant to a resolution adopted by a majority of the Whole Board; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii)For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary of the Company (the “Secretary”) and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day and no later than 5:00 p.m., Pacific time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders as first specified in the Company’s notice of such annual meeting (without regard to any adjournment, rescheduling, postponement or other delay of such annual meeting occurring after such notice was first sent). However, if no annual meeting of stockholders was held in the preceding year, or if the date of the annual meeting for the current year has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling, postponement or other delay of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the annual meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Company no later than 5:00 p.m., Pacific time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, Section 14 or Section 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”) or by such other means as is reasonably designed to inform the public or stockholders of the Company in general of such information, including posting on the Company’s investor relations website.

(iii)A stockholder’s notice to the Secretary must set forth:

(1)as to each person whom the stockholder proposes to nominate for election as a director:

(A)such person’s name, age, business address, residence address and principal occupation or employment;

(B)the class and number of shares of the Company that are held of record or are beneficially owned by such person and any (i) Derivative Instruments (as defined below) held or beneficially owned by such person, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that, to the knowledge of such stockholder, has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person with respect to the Company’s securities;

(C)all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the 1934 Act;

(D)such person’s written consent (x) to being named as a nominee of such stockholder, (y) to being named in the Company’s form of proxy pursuant to Rule 14a-19 under the 1934 Act and (z) to serving as a director of the Company if elected;

(E)any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); and

(F)a description of any other material relationships, to the knowledge of such stockholder, between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate or associate were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant;

(2)as to any other business that the stockholder proposes to bring before the annual meeting:

(A)a brief description of the business desired to be brought before the annual meeting;

(B)the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws);

(C)the reasons for conducting such business at the annual meeting;

(D)any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and, to the knowledge of such stockholder and beneficial owner, their respective affiliates and associates, or others acting in concert with them; and

(E)all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them, and any other persons (including their names) in connection with the proposal of such business by such stockholder; and

(3)as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner, and, to the knowledge of such stockholder and beneficial owner, of their respective affiliates or associates or others acting in concert with them;

(B)for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or, to the knowledge of such stockholder and beneficial owner, are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C)any agreement, arrangement or understanding between such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D)any (i) agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”) including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities;

(E)any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them has a right to vote any shares of any security of the Company;

(F)any rights to dividends and other distributions on the Company’s securities owned beneficially by such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them that are separated or separable from the underlying security;

(G)any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(H)any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including any such interests held by members of the immediate family of such persons sharing the same household;

(I)any significant equity interests or any Derivative Instruments in any principal competitor (as defined below) of the Company that are held by such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them;

(J)any direct or indirect interest of such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

(K)any material pending or threatened legal proceeding in which such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them is a party or material participant involving the Company or any of its officers, directors or affiliates;

(L)any material relationship between such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them, on the one hand, and the Company or any of its officers, directors or affiliates, on the other hand;

(M)a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such nomination or other business before the annual meeting;

(N)a representation and undertaking as to whether such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee (which representation and undertaking must include a statement as to whether such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 of the 1934 Act); or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(O)any other information relating to such stockholder, such beneficial owner or, to the knowledge of such stockholder and beneficial owner, their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business, that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(P)such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

For purposes of these bylaws, “principal competitor” shall mean any entity that develops or provides products or services that compete with or are alternatives to the principal products developed or produced or services provided by the Company or its affiliates.  For the avoidance of doubt, any reference in this Section 2.4 to a person “acting in concert” with another person shall mean a person acting in concert with such other person with respect to a nomination or proposal to be brought before the applicable meeting of stockholders, as applicable.

(iv)In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the annual meeting and as of the date that is 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof; and (2) to provide any additional information that the Company may reasonably request. Any such update and supplement or additional information (including, if requested pursuant to Section 2.4(a)(iii)(3)(P)) must be received by the Secretary at the principal executive offices of the Company (A) in the case of a request for additional information, promptly following a request therefor, which response must be received by the Secretary not later than such reasonable time as is specified in any such request from the Company; or (B) in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the annual meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the annual meeting or any adjournment, rescheduling, postponement or other delay thereof (in the case of any update or supplement required to be made as of 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof). No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Company with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Company with all information or notices required by Rule 14a-19), then the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Company and counted for the purposes of determining quorum. For the avoidance of doubt, the obligation to update and supplement, or provide additional information or evidence, as set forth in these bylaws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines pursuant to these bylaws or enable or be deemed to permit a stockholder who has previously submitted notice pursuant to these Bylaws to amend or update any nomination or to submit any new nomination. No disclosure pursuant to these Bylaws will be required with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the stockholder submitting a notice pursuant to this Section 2.4 solely because such broker, dealer, commercial bank, trust company or other nominee has been directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

(b)Special Meetings of Stockholders. Except to the extent required by the NRS, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s articles of incorporation (as amended from time to time, the “Articles of Incorporation”) and these Bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b) (with such procedures that the Company deems to be applicable to such special meeting). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., Pacific time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling, postponement or other delay of a special meeting or any announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of Section 2.4(a)(iii), with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this final sentence of this Section 2.4(b).

(c)Other Requirements and Procedures.

(i)To be eligible to be a nominee of any stockholder for election as a director of the Company, the proposed nominee must provide to the Secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1)a signed and completed written questionnaire (in the form provided by the Secretary at the written request of the nominating stockholder, which form will be provided by the Secretary within five days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4)a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance, conflict of interest, confidentiality, stock ownership and trading guidelines, and other policies and guidelines applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary will provide to such proposed nominee all such policies and guidelines then in effect); and

(5)a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii)At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the Secretary the information that is required to be set forth in a stockholder’s notice of nomination pertaining to such nominee.

(iii)No person will be eligible to be nominated by a stockholder for election as a director of the Company, or to be seated as a director of the Company, unless nominated and elected in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv)The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws or that other proposed business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v)Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or a communication by electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic communication, or a reliable reproduction of the writing or electronic communication, at the meeting.

(vi)Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these Bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii)Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these Bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these Bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with NRS 78.370, and such notice shall state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the Articles of Incorporation or these Bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.  The notice shall contain or be accompanied by such additional information as may be required by the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410.

2.6QUORUM

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7ADJOURNED MEETING; NOTICE

Unless these Bylaws otherwise require, when a meeting is adjourned to another time or physical location (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, physical location, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with NRS 78.370. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 60 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with NRS 78.350(5) and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the new record date fixed for notice of such adjourned meeting.

2.8CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors and the chief executive officer), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another physical location, if any, date or time, whether or not a quorum is present.

2.9VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to NRS 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and NRS 78.365 (relating to voting trusts and other voting agreements).

Except as may be otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder as of the applicable record date that has voting power upon the matter in question.

Except as otherwise provided by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, action by the stockholders entitled to vote on a matter is approved and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Except as otherwise required by law, the Articles of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes cast by the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise provided by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, action by the stockholders entitled to vote on a matter is approved and is the act of such stockholders if the number of votes cast in favor of the action by the voting power of the outstanding shares of each such class or series exceeds the number of votes cast in opposition to the action by the voting power of the outstanding shares of each such class or series.

2.10STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise provided in the Articles of Incorporation and subject to the rights of holders of preferred stock of the Company, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

2.11RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date for determining the stockholders entitled to notice of a meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned or postponed meeting and must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the date set for the original meeting.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six months from the date of its creation unless the stockholder specifies in it the length of time which it is to continue in force, which may not exceed 7 years from the date of its creation, unless the proxy is deemed irrevocable in accordance with the NRS. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with NRS 78.355; provided that such authorization shall set forth, or be delivered with information enabling the Company to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of NRS 78.355(5).

2.13INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.

Such inspectors shall:

(a)ascertain the number of shares outstanding and the voting power of each;

(b)determine the shares represented at the meeting and the validity of proxies and ballots;

(c)count all votes and ballots;

(d)determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the NRS or the Articles of Incorporation.

3.2NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the Articles of Incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws. The Articles of Incorporation or these Bylaws may prescribe other qualifications for directors.

If so provided in the Articles of Incorporation, the directors of the Company shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes.

3.4RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by a communication sent by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the Articles of Incorporation or these Bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of preferred stock of the Company, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal.

3.5PLACE OF MEETINGS; MEETINGS BY REMOTE COMMUNICATIONS

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of electronic communications, videoconference, conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.  If any such means are utilized, the Company shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director, and (b) provide the directors a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

3.6REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the lead independent director of the Board of Directors, the chief executive officer, the president, or the Secretary or by a majority of the Whole Board; provided that the person(s) authorized to call a special meeting of the Board of Directors may authorize another person or persons to send notice of such meeting.

Notice of the time and place of special meetings shall be:

(a)delivered personally by hand, by courier or by telephone;

(b)sent by United States first-class mail, postage prepaid;

(c)sent by facsimile;

(d)sent by electronic mail; or

(e)otherwise given by electronic transmission (as defined in NRS 75.050),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, the Articles of Incorporation or these Bylaws.

If the Articles of Incorporation provide that one or more directors shall have more or less than one vote per director on any matter, except as may otherwise be expressly provided herein or therein and denoted with the phrase “notwithstanding the final paragraph of Section 3.8 of the Bylaws” or language to similar effect, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, (i) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or a communication sent by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by NRS 78.315.  Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time

(including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same form as the minutes are maintained.

3.10FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company in the manner specified in the Articles of Incorporation and applicable law. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company (if any) to be affixed to all papers that may require it.

4.2COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3MEETINGS AND ACTION OF COMMITTEES

Unless otherwise specified by the Board of Directors, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

(a)Section 3.5 (place of meetings and meetings by remote communications);

(b)Section 3.6 (regular meetings);

(c)Section 3.7 (special meetings and notice);

(d)Section 3.8 (quorum; voting);

(e)Section 3.9 (action without a meeting); and

(f)Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board of Directors and its members. However, (i) the time and physical location of regular meetings of committees or subcommittees may be determined either by resolution of the Board of Directors or by resolution of the committee or subcommittee; (ii) special meetings of committees or subcommittees may also be called by resolution of the Board of Directors or the committee or the subcommittee; and (iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members who shall have the right to attend all meetings of the committee or subcommittee. The Board of Directors or a committee or subcommittee may also adopt other rules for the government of any committee or subcommittee.

Any provision in the Articles of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Articles of Incorporation or these Bylaws.

4.4SUBCOMMITTEES

Unless otherwise provided in the Articles of Incorporation, these Bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1OFFICERS

The officers of the Company shall be a chief executive officer, president, secretary and chief financial officer or the equivalents thereof. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

5.2APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower any officer to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as determined from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.

5.4REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by communication sent by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of the Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7AUTHORITY AND DUTIES OF OFFICERS

Each officer of the Company shall have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1STOCK CERTIFICATES; PARTIALLY PAID SHARES

The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partially paid and subject to call for the remainder of the consideration to be paid therefor. Upon the books and records of the Company in the case of uncertificated partially paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. No certificate shall be issued until the shares represented thereby are fully paid. Upon the declaration of any dividend or other distribution on fully paid shares, the Company shall declare a dividend or other distribution upon partially paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2SPECIAL DESIGNATION ON CERTIFICATES

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Company’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value.  Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors.  In addition to the foregoing, all certificates evidencing shares of the Company’s stock or other securities issued by the Company shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.  Within a reasonable time after the issuance or transfer of uncertificated shares on the books of the Company, the Company shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Company and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Company, and, within ten (10) days after receipt of a written request therefor from the stockholder of record, the Company shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record.  Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Company shall be identical whether or not their shares of stock are represented by certificates.

6.3LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the

Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4DISTRIBUTIONS

The Board of Directors, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends or other distributions upon the shares of the Company’s capital stock. Dividends and other distributions may be paid in cash, in property, in shares of the Company’s capital stock or any other medium not prohibited under applicable law, subject to the provisions of the Articles of Incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these Bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform its obligations under any agreement with any number of stockholders of any one or more classes or series of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes or series owned by such stockholders in any manner not prohibited by the NRS.

6.7REGISTERED STOCKHOLDERS

The Company:

(a)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive distributions and notices and to vote as such owner; and

(b)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the NRS.

7.2NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.3NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the NRS, the Articles of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver sent by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver sent by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1Indemnification of Directors and Officers in Third Party Proceedings

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2Indemnification of Directors and Officers in Actions by or in the Right of the COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company or for any amounts paid in settlement to the Company unless and only to the extent that the court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

8.3Successful Defense

To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Company may indemnify any other person who is not a present or former director or officer of the Company against expenses

(including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4Indemnification of Others

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the NRS or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in NRS 78.7502(3) the determination of whether employees or agents shall be indemnified.

8.5Advanced Payment of Expenses

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company as such expenses are incurred and in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these Bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

8.6Limitation on Indemnification

Subject to the requirements in Section 8.3 and the NRS, the Company shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, in either case as required under any clawback or compensation recovery policy adopted by the Company, applicable securities exchange and association listing requirements, including those adopted in accordance with Rule 10D-1 under the 1934 Act and/or the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the

Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise required to be made under Section 8.7 or (iv) otherwise required by applicable law; or

(e)if prohibited by applicable law.

8.7Determination; Claim

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8Non-Exclusivity of Rights

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

8.9Insurance

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the NRS.

8.10Survival

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11Effect of Repeal or Modification

A right to indemnification or to advancement of expenses arising under a provision of the Articles of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the Articles of Incorporation or these Bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12Certain Definitions

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting entity, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises”

shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these Bylaws to a section of the NRS shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall, to the fullest extent permitted by law, be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative, (a) brought derivatively on behalf of the Company, (b) asserting a claim for breach of a fiduciary duty or other duty owed by any current or former director, stockholder, officer, or other employee or fiduciary of the Company to the Company or the Company’s stockholders, (c) for any internal action (as defined in NRS 78.046) including any action asserting a claim against the Company arising pursuant to any provision of NRS Chapters 78 or 92A, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d)  to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or (e) asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court following such determination); provided that such exclusive forum provisions will not apply to suits brought to enforce any direct claim asserted under the 1934 Act.  In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities, including, for the avoidance of doubt, any auditor, underwriter, expert, control person, or other defendant, which person shall have the right to enforce this clause.

ARTICLE X - AMENDMENTS

These Bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these Bylaws: Article II, Section 3.1, Section 3.2, Section 3.4, Section 3.11, Article VIII, Section 9.5 or this Article X (including any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw). The Board of Directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

ARTICLE XI - DEEMED NOTICE AND CONSENT

To the fullest extent permitted by law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock or other securities of the Company shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including, without limitation, Section 9.5 and this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

ARTICLE XII - INAPPLICABILITY OF ACQUISITION OF CONTROLLING INTEREST STATUTES

Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the Company, do not apply to the Company or to any acquisition of any shares of the Company’s capital stock.

ANNUAL MEETING OF STOCKHOLDERS OF ROBLOX CORPORATION May 29, 2025 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24055 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE CLASS I DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20330303000000001000 6 052925 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Class I Directors: O Christopher Carvalho O Gina Mastantuono O Jason Kilar 2. Advisory Vote on the Compensation of our Named Executive Officers. 3. Ratification of Independent Registered Public Accounting Firm. 4. Approval of the Reincorporation in Nevada by Conversion. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR EACH OF THE NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ROBLOX CORPORATION Annual Meeting of Stockholders May 29, 2025, 8:00 AM Pacific Time This proxy is solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders The undersigned hereby appoint(s) David Baszucki and Arvind Chakravarthy, or any one of them, as proxies, each with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote, as designated on the proposals referred to on the reverse side hereof, all of the shares of capital stock of Roblox Corporation that the undersigned is/are entitled to vote at the annual meeting of its stockholders to be held at 8:00 a.m., Pacific Time, on May 29, 2025, at https://web.lumiconnect.com/215721927 (password: roblox2025) and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before said meeting or any adjournments or postponements thereof. (Continued and to be signed on the reverse side) 1.1